Exhibit 10.1

CONFIDENTIAL

certain identified information CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential.

STRATEGIC COLLABORATION AND LICENSE AGREEMENT

AMONG

ADAPTIMMUNE LIMITED,

on the one hand,

AND

GENENTECH, INC.

AND

F. Hoffmann-La Roche Ltd,

on the other hand

AS OF September 3, 2021

CONFIDENTIAL

TABLE OF CONTENTS

Article 1 DEFINITIONS1

Article 2 GOVERNANCE28

2.1. Joint Research Committee28

2.2. Joint Project Committees29

2.3. JIPC30

2.4. Joint Development Committee30

2.5. Meetings30

2.6. Dissolution of the JPC and JRC; Functionally Distinct Determinations32

2.7. Alliance Managers32

2.8. Limitations on Authority32

2.9. Escalation33

2.10. Final Resolution33

Article 3 RESEARCH PROGRAM33

3.1. Research Program33

3.2. Research Plan33

3.3. Research Term34

3.4. Conduct of Research Program34

3.5. Cell Line Development35

3.6. Nomination35

3.7. [***]44

3.8. Subcontractors36

3.9. Reports; Records36

3.10. Research Efforts37

Article 4 DEVELOPMENT37

4.1. General37

4.2. Development Efforts37

4.3. Progress Reports37

4.4. Development Funding38

4.5. Regulatory38

4.6. Safety Data Exchange38

4.7. [***]47

Article 5 COMMERCIALIZATION38

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5.1. General38

5.2. Commercialization Efforts38

5.3. Licensed Products39

Article 6 ADAPTIMMUNE OPT-IN RIGHT39

6.1. Adaptimmune Opt-In39

Article 7 LICENSES43

7.1. License from Adaptimmune to GNE43

7.2. License from GNE to Adaptimmune44

7.3. Third Party IP Licenses45

7.4. No Additional Licenses46

7.5. GNE and Roche46

7.6. Pre-Existing License Terms46

7.7. [***]60

Article 8 MANUFACTURING, SUPPLY AND TECHNOLOGY TRANSFER46

8.1. Phase I Supply by Adaptimmune46

8.2. GNE Supply47

8.3. Provision of Cell Lines48

8.4. Technology Transfer48

Article 9 EXCLUSIVITY48

9.1. Adaptimmune Exclusivity Requirements48

9.2. Change of Control49

Article 10 FINANCIAL TERMS50

10.1. Upfront Payment50

10.2. Research Term Extension Fee50

10.3. Exclusivity and Research Milestone Payments50

10.4. Development Event Payments52

10.5. Net Sales Event Payments52

10.6. Notice of Achievement; Payment55

10.7. Royalties55

10.8. Royalty Reductions56

10.9. Economic Effect of Opt-In; Profit-Share59

10.10. Right of Negotiation60

Article 11 PAYMENT TERMS; REPORTS; AUDITS60

11.1. Timing of Royalty Payment60

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11.2. Royalty Report60

11.3. Mode of Payment60

11.4. Currency of Payments60

11.5. Blocked Currency61

11.6. Taxes61

11.7. Records; Inspection62

Article 12 INTELLECTUAL PROPERTY; OWNERSHIP63

12.1. Definitions and Ownership63

12.2. Disclosure; Inventorship; Assignment and Cooperation; Joint Ownership64

12.3. Patent Prosecution65

12.4. Enforcement Rights for Infringement by Third Parties66

12.5. Third Party Infringement Claims68

12.6. Trademarks70

12.7. Unified Patent Court (Europe)70

12.8. Common Interest Disclosures70

12.9. Patent Term Extensions71

12.10. Patent Listings71

Article 13 CONFIDENTIALITY71

13.1. Non-Use and Non-Disclosure of Confidential Information71

13.2. Exclusions Regarding Confidential Information71

13.3. Authorized Disclosures of Confidential Information72

13.4. Terms of this Agreement73

13.5. Termination of Prior Agreements73

13.6. No License73

Article 14 PUBLICITY; PUBLICATIONS; USE OF NAME73

14.1. Publicity and Disclosures73

14.2. Disclosures by Adaptimmune74

14.3. Disclosures by GNE74

14.4. Approved Disclosures74

14.5. Filing of Agreement74

14.6. Scientific Publications74

14.7. No Right to Use Names75

Article 15 REPRESENTATIONS, WARRANTIES AND COVENANTS76

15.1. Mutual Representations and Warranties76

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15.2. Adaptimmune Additional Representations and Warranties76

15.3. GNE Additional Representations and Warranties78

15.4. Additional Adaptimmune Covenants78

15.5. Additional GNE Covenants79

15.6. Disclaimers80

Article 16 INDEMNIFICATION80

16.1. Indemnification80

16.2. Procedure81

16.3. Insurance82

16.4. Limitation of Damages83

Article 17 TERM; TERMINATION83

17.1. Term83

17.2. Termination by Either Party for Material Breach83

17.3. Termination by Either Party for Insolvency or Bankruptcy83

17.4. GNE Termination84

17.5. Termination for Discontinuation Event104

17.6. Effects of Termination84

Article 18 HSR FILING; TERMINATION UPON HSR DENIAL87

Article 19 DISPUTE RESOLUTION87

19.1. Disputes87

19.2. Arbitration88

19.3. Subject Matter Exclusions89

19.4. Continued Performance89

Article 20 MISCELLANEOUS89

20.1. Applicable Law89

20.2. Notices89

20.3. Assignment90

20.4. Certain Employees of the Other Party90

20.5. Force Majeure90

20.6. Independent Contractors91

20.7. Integration91

20.8. Amendment; Waiver91

20.9. Further Assurance91

20.10. Severability91

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20.11. No Third Party Rights91

20.12. Construction91

20.13. Actions of Affiliates91

20.14. Interpretation91

20.15. Counterparts92

List of Schedules and Exhibits

Schedule 1.50 Excluded Targets

Schedule 1.51Existing Upstream License Agreements

Schedule 1.80Initial Collaboration Targets

Schedule 1.123Specifications

Schedule 2.10Expert Determination of [***]

Schedule 3.8Approved Subcontractors

Schedule 6.1.7Baseball-Style Arbitration

Schedule 7.6Pre-Existing License Terms

Schedule 8.3.3[***]

Schedule 10.4.1(a)No Adaptimmune Opt-In

Schedule 10.4.1(b)Adaptimmune Opt-In

Schedule 10.4.2Collaboration Personalised T-Cell Therapy Development Milestones

Schedule 14.1Press Release

Exhibit AAdaptimmune Differentiation Platform

Exhibit BResearch Plan

Exhibit CAdaptimmune Licensed Patent Rights

Exhibit DAdaptimmune Royalty Patent Rights

Exhibit EExample US Net Profit and Net Loss Calculation in Section 10.9.1

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CONFIDENTIAL

STRATEGIC COLLABORATION AND LICENSE AGREEMENT

This Strategic Collaboration and License Agreement (“Agreement”) is made and entered into, as of September 3, 2021 (“Execution Date”), by and among Adaptimmune Limited, having its principal place of business at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, United Kingdom (“Adaptimmune”), on the one hand, and Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080, United States (“GNE”), and F. Hoffmann-La Roche Ltd, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”), on the other hand. GNE and Adaptimmune are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” The term “Party” or “Parties” shall not include Roche unless explicitly stated below.

BACKGROUND

WHEREAS, Adaptimmune is a biotechnology company that is engaged in the research and development of Cell Therapies (as defined below), including T-Cell receptor (“TCR”) based Cell Therapies (a “T-Cell Therapy”) for pharmaceutical therapy use.

WHEREAS, Adaptimmune is in the process of developing an allogeneic Manufacturing process for the generation of Allogeneic T-Cells (as defined below) from induced pluripotent stem cells.

WHEREAS, GNE is developing certain Receptors (as defined below), including TCRs and αβ Receptors (as defined below), for use in T-Cell Therapies.

WHEREAS, the Parties desire to collaborate to develop “off-the shelf” T-Cell Therapies and personalised T-Cell Therapies using αβ Receptors and αβ Allogeneic T-Cells.

WHEREAS, GNE desires to obtain an exclusive license and other rights from Adaptimmune to Research, Develop, Manufacture and Commercialize Collaboration Off-the-Shelf T-Cell Therapies and Collaboration Personalised T-Cell Therapies (each defined below), and Adaptimmune agrees to grant GNE such an exclusive license and other rights in exchange for certain agreed to upfront and other payments.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GNE, Roche and Adaptimmune agree as follows:

Article 1
DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1“αβ Allogeneic T-Cell” means an Allogeneic T-Cell that incorporates an αβ Receptor, whether such αβ Receptor is incorporated into such Allogeneic T-Cell prior to or after differentiation from an iPS Cell.

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1.2“αβ Receptor” means a Receptor that is a transmembrane heterodimer consisting of alpha and beta chains that recognizes one (1) or more Antigens when bound to MHC class 1 or MHC class 2 molecules (including HLA), including any such Receptor that recognizes one (1) or more Antigens of a Collaboration Target.
1.3“Accounting Standard” means, with respect to each Party, either: (a) International Financial Reporting Standards (“IFRS”); or (b) United States generally accepted accounting principles (“GAAP”), in either case, which standards or principles (as applicable) are used at the applicable time, and as consistently applied, by the applicable Party.
1.4“Acquired Party Family” means in the case of a Change of Control of a Party or its Affiliate, (a) such entity subject to the Change of Control and each Affiliate of such entity existing immediately prior to the Change of Control transaction and (b) any subsidiaries of such entity and its Affiliates in clause (a), whether then existing or thereafter created.
1.5“Acquiring Entity” means, in the case of a Change of Control of a Party or its Affiliate, the successor in interest, resulting entity, assignee or purchaser, as applicable, of such Party or such Affiliate.
1.6“Acquiring Entity Family” means in the case of a Change of Control of a Party or its Affiliate, the Acquiring Entity and its Affiliates existing immediately prior to the closing of the Change of Control transaction together with any future Affiliates of such Party or such Affiliate (but excluding the Acquired Party Family).
1.7“Active Research Program” means, [***].
1.8“Adaptimmune Cell Therapy Platform” means Adaptimmune’s proprietary cell therapy platform used for the genetic editing of T-Cells (including iPS Cell-derived T-Cells), affinity engineering of αβ Receptors of T-cells (including iPS Cell-derived T-Cells, but not affinity engineering of GNE-Provided αβ Receptors), characterisation and testing of iPS Cells, including the insertion sites used by Adaptimmune to edit iPS Cells, constructs for enhancing the safety, persistence, efficacy or affinity of T-Cells or T-Cell αβ Receptors (other than any GNE-Provided αβ Receptor), integration and expression of Receptors (other than any GNE-Provided αβ Receptor), or safety testing of αβ Receptors (other than any GNE-Provided αβ Receptor) and Cell Therapy products.
1.9“Adaptimmune Differentiation Platform” means Adaptimmune’s proprietary cell differentiation process to differentiate an Allogeneic T-Cell from an iPS Cell, including the process described in Exhibit A (Adaptimmune Differentiation Platform) to the extent such process is proprietary to Adaptimmune.
1.10“Adaptimmune iPS Cell Line” means any iPS Cell Line that is Controlled by Adaptimmune and used in the Research Program, including each iPS Cell Line to which Adaptimmune has rights under the Existing Upstream License Agreements.
1.11“Adaptimmune Licensed IP” means Adaptimmune Licensed Know-How and Adaptimmune Licensed Patent Rights.

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1.12“Adaptimmune Licensed Know-How” means all rights in Know-How Controlled by Adaptimmune or its Affiliates as of the Effective Date or thereafter that are necessary or reasonably useful for the use, Research, Development, making, having made, sale, offering for sale, importation, exportation, Manufacture or Commercialization of any Licensed Product, [***].
1.13“Adaptimmune Licensed Patent Rights” means: (a) all Patents set forth in Exhibit C (Adaptimmune Licensed Patent Rights); (b) any and all Patents (other than those described in clause (a)) that are Controlled by Adaptimmune or its Affiliates as of the Effective Date or during the Research Term that are necessary or reasonably useful for, the use, Research, Development, making, having made, sale, offering for sale, importation, exportation, Manufacture or Commercialization of any Licensed Product; and (c) any Patents that are Controlled by Adaptimmune as of the Effective Date or during the Term that Cover the Adaptimmune Differentiation Platform and that are necessary or reasonably useful for, the use, Research, Development, making, having made, sale, offering for sale, importation, exportation, Manufacture or Commercialization of any Licensed Product.
1.14“Adaptimmune Off-the-Shelf Royalty Patent Rights” means all Patents set forth on Exhibit D (Adaptimmune Royalty Patent Rights) under the header “Adaptimmune Off-the-Shelf Royalty Patent Rights”.
1.15“Adaptimmune Personalised Royalty Patent Right” means (a) all Patents within Adaptimmune Off-the-Shelf Royalty Patent Rights and (b) all Patents that (i) Cover the [***] and (ii) are filed prior to the expiration of, or have a priority date that is during, the Research Term, including all Patents within [***]. Upon coming into existence, such Patents described in clause (b) of the preceding sentence shall automatically be added to Exhibit D (Adaptimmune Royalty Patent Rights) under the header “Adaptimmune Personalised Royalty Patent Rights”.
1.16“Adaptimmune Platform” means the Adaptimmune Cell Therapy Platform and the Adaptimmune Differentiation Platform.
1.17“Adaptimmune Royalty Patent Rights” means the Adaptimmune Off-the-Shelf Royalty Patent Rights and the Adaptimmune Personalised Royalty Patent Rights.
1.18“Affiliate” means any person that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.18 (“Affiliate”), “control” means: (a) the direct or indirect ownership of fifty percent (50%) or more of the voting stock or other voting interests or interest in the profits of the Party; or (b) the ability to otherwise control or direct the decisions of board of directors or equivalent governing body thereof. Notwithstanding the foregoing, none of the following entities shall be deemed to be Affiliates of GNE for the purposes of this Agreement, unless GNE provides written notice to Adaptimmune of GNE’s desire to include any such entity (and/or any of such entity’s subsidiaries) as Affiliate(s) of GNE and as of the date of provision of such written notice the entity (and/or any of such entity’s subsidiaries) named in such notice shall thereafter be deemed an Affiliate(s) of GNE: [***].

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1.19“Allowable Expenses” means, with respect to a Collaboration Off-the-Shelf T-Cell Therapy Directed To a Collaboration Target for which Adaptimmune timely exercised its Opt-In, the following costs and expenses paid or accrued [***]:
1.19.1[***];
1.19.2[***];
1.19.3[***];
1.19.4[***];
1.19.5[***]; and
1.19.6[***].

[***].

1.20“Annual Net Sales” means, (a) in the case of an Off-the-Shelf Net Sales Milestone Payment pursuant to Section 10.5.1 (Collaboration Off-the-Shelf T-Cell Therapy Net Sales Milestones) or royalty payment pursuant to Section 10.7.1 (Royalty Payments for Collaboration Off-the-Shelf T-Cell Therapy), the total Net Sales by GNE, its Affiliates and its Sublicensees in the applicable territor(ies) for Collaboration Off-the-Shelf T-Cell Therapies Directed To the applicable Collaboration Target in a particular calendar year, or (b) in the case of a Personalised Net Sales Milestone Payment pursuant to Section 10.5.2 (Collaboration Personalised T-Cell Therapy Net Sales Milestones) or royalty payment pursuant to Section 10.7.2 (Royalty Payments for Collaboration Personalised T-Cell Therapy), the total Net Sales by GNE, its Affiliates and its Sublicensees in the applicable territor(ies) for Collaboration Personalised T-Cell Therapies in a particular calendar year.
1.21“Antigen” means a peptide or protein (or any fragment or epitope thereof) against which the immune system may produce an adaptive immune response.
1.22“Available Target” means each Target that is not an Excluded Target as of the time of Nomination in accordance with Section 3.6 (Nomination).
1.23“Business Day” means any day other than: (a) a Saturday or Sunday or any day on which commercial banks in San Francisco, California or London, England are authorized or required by applicable law to remain closed; or (b) December 26 through December 31.
1.24“Cell Line” means an established cell culture developed from a single cell that will proliferate given appropriate medium and space.
1.25“Cell Therapy” means the administration of living cells to a patient for treatment of a disease or condition.

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1.26“Change of Control” means, with respect to a Party: (a) that a Third Party acquires directly or indirectly the beneficial ownership of any voting securities of such Party, or if the percentage ownership of such Third Party in the voting securities of such Party is increased through stock redemption, cancellation or other recapitalization, and immediately after such acquisition or increase such Third Party is, directly or indirectly, the beneficial owner of outstanding voting securities representing fifty percent (50%) or more of the total voting power of all of the then outstanding voting securities of such Party; (b) a merger (whether by contract, by statute or by operation of law), consolidation, recapitalization or reorganization of such Party is consummated; (c) a liquidation or dissolution of such Party or any direct or indirect parent of such Party, excluding in the case of (b) or (c), any such transaction in which stockholders or equity holders of such Party immediately prior to such transaction beneficially own, directly or indirectly, more than fifty percent (50%) of the voting securities of the surviving entity (or its parent entity) immediately following such transaction; or (d) the sale or disposition to a Third Party of all or substantially all of such Party’s assets relating to this Agreement. For purposes of this definition, “beneficial ownership” shall have the meaning accorded in the US Securities Exchange Act of 1934 and the rules of the US Securities and Exchange Commission as may be updated from time to time. Notwithstanding the foregoing, a transaction solely to change the domicile or legal form of a Party shall not constitute a Change of Control.
1.27“Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial (including for avoidance of any doubt a phase Ib or phase IIb clinical trial), Pivotal/Registrational Trial, or Phase III Clinical Trial, or any other equivalent, combined or other trial in which any product is administered to a human subject.
1.28“CMO” means any Third Party contract manufacturer.
1.29“Collaboration IP” means Collaboration Know-How and Collaboration Patents.
1.30“Collaboration iPS Cell Line” means each iPS Cell Line made in the Research Program.
1.31“Collaboration Know-How” means any Know-How arising out of the performance of activities by either Party under this Agreement (including activities under the Collaboration Off-the-Shelf Exclusive License and Collaboration Personalised Exclusive License).
1.32“Collaboration Off-the-Shelf T-Cell Therapy” means, on a Collaboration Target-by-Collaboration Target basis, a T-Cell Therapy consisting of αβ Allogeneic T-Cells that (a) are engineered (including by the insertion of Receptor) or differentiated from an Adaptimmune iPS Cell Line, and (b) incorporate one or more GNE-Provided Off-the-Shelf αβ Receptors (but no other Receptors), which GNE-Provided Off-the-Shelf αβ Receptors are Directed To such Collaboration Target, including any Functionally Distinct Collaboration Off-the-Shelf T-Cell Therapy that is Directed To such Collaboration Target.
1.33“Collaboration Patent” means any Patent that Covers Collaboration Know-How.
1.34“Collaboration Personalised T-Cell Therapy” means a Personalised T-Cell Therapy consisting of αβ Allogeneic T-Cells that (a) are engineered (including insertion of Receptor) or differentiated from an Adaptimmune iPS Cell Line under this Agreement, and (b) incorporate only

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one or more GNE-Provided Personalised αβ Receptors, including any Functionally Distinct Collaboration Personalised T-Cell Therapy.
1.35“Collaboration Target” means each (a) Initial Collaboration Target, (b) Additional Collaboration Target following Nomination of such Target by GNE in accordance with Section 3.6 (Nomination) and (c) Available Target that replaces a Replaced Collaboration Target in accordance with Section 3.4.2 (Collaboration Target Substitution). For clarity, a Replaced Collaboration Target is not a Collaboration Target.
1.36“Commercialization” or “Commercialize” means marketing, promoting, detailing, distributing, importing, exporting, offering for sale or selling a product, including medical affairs activities, regulatory activities directed to obtaining pricing and reimbursement approvals, price calculations and related reporting to governmental authorities, and interacting with Regulatory Authorities with respect to the foregoing. For clarity, as used in this Agreement, “Commercialization” includes Manufacturing a product. When used as a verb, “Commercialize” means to engage in Commercialization activities.
1.37“Commercially Reasonable Efforts” means [***].
1.38“Committee” means the JRC, JDC, JPC and JIPC as applicable.
1.39“Compulsory Sublicense” means a sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to Manufacture, Develop, Commercialize, use, sale, offer for sale, import or export a Licensed Product in any country in the Territory with a royalty rate lower than the applicable royalty rate set forth in Section 10.7 (Royalties) as adjusted pursuant to Section 10.8 (Royalty Reductions).
1.40“Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense. For clarity, a Compulsory Sublicensee is not a Sublicensee.
1.41“Confidential Information” means proprietary Know-How (of whatever kind and in whatever form or medium, including copies thereof), information within tangible materials or other deliverables: (a) disclosed by or on behalf of a Party or its Affiliates or Sublicensees in connection with this Agreement, whether prior to or during the Term and whether disclosed orally, electronically, by observation or in writing; or (b) created by, or on behalf of, either Party or its Affiliates and provided to the other Party or its Affiliates, or created jointly by the Parties, in the course of this Agreement. For the avoidance of doubt, “Confidential Information” includes: (i) Know-How regarding such Party’s Research, Development plans, Clinical Trial designs, preclinical and clinical data, technology, products, business information or objectives and other information of the type that is customarily considered to be confidential information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement; and (ii) non-public information which a Party treats as trade secret in accordance with its normal business practices or which would be capable of attracting protection as a trade secret in accordance with relevant laws and on a country by country basis [***].

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1.42“Control” or “Controlled by” means, subject to Section 7.3 (Third Party IP Licenses), (as an adjective or as a verb including conjugations and variations such as “Controls” “Controlled” or “Controlling”) (a) with respect to Intellectual Property, the possession by a Party of the ability to grant a license or sublicense of such Intellectual Property (whether through ownership or license (other than a license granted from one Party to the other Party under this Agreement)) without violating the terms of any agreement or arrangement between such Party and any Third Party, and (b) with respect to proprietary materials, the possession by a Party of the ability to grant access to such proprietary materials (other than a license or other right granted from one Party to the other Party under this Agreement) to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any Third Party at the time such access is granted hereunder. Notwithstanding anything to the contrary in this Agreement, in the event of a Change of Control of a Party, then, whether or not this Agreement is assigned to the Acquiring Entity, any Intellectual Property rights owned or controlled by the Acquiring Entity Family shall not be deemed to be Controlled by such Party after the effective date of such Change of Control transaction for the purposes of this Agreement, except to the extent any such Intellectual Property rights are (i) developed, acquired or otherwise Controlled by the Acquiring Entity Family pursuant to or in connection with a license or other agreement between the Acquiring Entity or any of its Affiliates, on the one hand, and Adaptimmune or any of its Affiliates, on the other hand, entered into prior to such Change of Control, but only to the extent such license or other agreement permits the granting of a license, sublicense, access, right to use or release of such Intellectual Property by Adaptimmune or its Affiliates to GNE without breaching the terms of such license or such other agreement, or (ii) used by such Party or its Affiliates (including Affiliates following such Change of Control) in the Research, Development, Manufacture, or Commercialization of Licensed Products after such Change of Control transaction.
1.43“Covers” means (as an adjective or as a verb including conjugations and variations such as “Covered,” “Coverage” or “Covering”), with respect to a particular subject matter at issue and a relevant Patent, that [***]. The determination of whether a particular subject matter is Covered by a particular Patent shall be made on a country-by-country basis.
1.44“Development” or “Develop” means for a given product, any activity directed to obtaining or expanding Marketing Approval, including all preclinical and clinical drug or biologic product development activities, including: the conduct of Clinical Trials, cell line development, Master Cell Bank generation, test method development and stability testing, toxicology, formulation and delivery system development, process development, pre-clinical and clinical supply, Manufacturing scale-up, development-stage Manufacturing, quality assurance/quality control procedure development and performance with respect to clinical materials, statistical analysis and report writing and clinical studies, regulatory affairs with respect to the foregoing. When used as a verb, “Develop” means to engage in Development.
1.45“Development Costs” means, with respect to a Collaboration Off-the-Shelf T-Cell Therapy directed to a Collaboration Target for which Adaptimmune has timely exercised its Opt-In, [***]:
1.45.1[***];

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1.45.2[***];
1.45.3[***];
1.45.4[***];
1.45.5[***];
1.45.6[***]; and
1.45.7[***].

[***].

1.46“Directed To” means, with regard to a Target (including an Antigen of such Target and further including an HLA-presented Antigen) and a Cell Therapy containing an αβ Receptor, that such αβ Receptor binds directly to such Target (including an Antigen of such Target and further including an HLA-presented Antigen), and such binding causes pharmacologically relevant activity. When required grammatically, the defined term “Directed To” may be separated and will have the same meaning set forth above; e.g., when discussing Targets to which a compound or product is Directed.
1.47“Discontinuation Event” means [***].
1.48“Effective Date” means the first (1st) Business Day immediately following the date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated under this Agreement have expired or have been terminated. Upon the request of either Party, the Parties shall memorialize the Effective Date, as defined in the immediately preceding sentence, in a written document for the records.
1.49“EU” means the then-current member states of the European Union; provided that, for the purposes of this Agreement all references herein to the European Union or EU shall be construed to mean the then-current member states of the European Union together with the United Kingdom.
1.50“Excluded Target” means any Target at the time of Adaptimmune’s receipt of GNE’s applicable Nomination (a) for which Adaptimmune has Developed a T-Cell Therapy that is Directed To such Target and for which Adaptimmune has received a Marketing Approval; (b) that is the subject of an Active Research Program; (c) which is listed on Schedule 1.50 (Excluded Targets); or (d) for which Adaptimmune has licensed, or agreed to license, or is in bona fide negotiations to license to a Third Party the right to Develop or Commercialize T-Cell Therapy(ies) Directed To such Target under a then-binding written agreement or term sheet, in each case at the time of GNE’s Nomination as further described in Section 3.6.1 (Proposed Targets).
1.51“Existing Upstream License Agreements” means the agreements identified on Schedule 1.51 (Existing Upstream License Agreements), pursuant to which Adaptimmune in-licenses or otherwise acquires Control of Adaptimmune Licensed IP.

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1.52“FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.
1.53“Field” means the treatment, prevention, palliation or diagnosis of all Indications, diseases, disorders and conditions.
1.54“First Commercial Sale” means, with respect to a particular Licensed Product in a given country, [***].
1.55[***].
1.56“Fixed SG&A” means the amount calculated by multiplying the applicable Fixed SG&A Percentage by the applicable Collaboration Off-the-Shelf T-Cell Therapy’s Net Sales amount in the US.
1.57“Fixed SG&A Percentage” means on a Collaboration Off-the-Shelf T-Cell Therapy-by-Collaboration Off-the-Shelf T-Cell Therapy basis:
(i)[***];
(ii)[***]; and
(iii)[***].
1.58“FTE” means, with respect to a person, the equivalent of the work of one individual full time (whether provided by a single individual full time or multiple individuals part-time) for one (1) calendar year (consisting of in general a total of [***] per calendar year). Overtime and work on weekends, holidays and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution.
1.59“FTE Costs” [***].
1.60“Fully Burdened Cost” means [***].
1.61“Functionally Distinct” means: [***]. Where any iPS Cell Line is generated during the performance of the Research Plan, the JRC shall determine whether any iPS Cell Line is a Functionally Distinct Collaboration OTS Cell Line or Functionally Distinct Collaboration Personalised Cell Line. Outside of the performance of the Research Plan, whether any iPS Cell Line is a Functionally Distinct Collaboration OTS Cell Line or Functionally Distinct Collaboration Personalised Cell Line shall be determined in accordance with Section 2.6 (Dissolution of the JPC and JRC; Functionally Distinct Determinations).
1.62“Functionally Distinct Collaboration Off-the-Shelf Therapy” means that the applicable Collaboration OTS Cell Line of a Collaboration Off-the-Shelf T-Cell Therapy that is Directed To a Collaboration Target is Functionally Distinct from all other Collaboration OTS Cell Lines of a Collaboration Off-the-Shelf T-Cell Therapy that is Directed To the same Collaboration Target.

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1.63“Functionally Distinct Collaboration Personalised T-Cell Therapy” means the applicable Collaboration Personalised Cell Line of a given Collaboration Personalised T-Cell Therapy is Functionally Distinct from all other Collaboration Personalised Cell Lines of another Collaboration Personalised T-Cell Therapy.
1.64“Global Development Plan” means, with respect to a Collaboration Off-the-Shelf T-Cell Therapy Directed To a Collaboration Target for which Adaptimmune has timely exercised its Opt-In, a written development plan that is prepared and delivered to Adaptimmune in accordance with, and is subject to, Article 6 (Adaptimmune Opt-In Right) of this Agreement. Without limiting the generality of the foregoing, a Global Development Plan will include [***].
1.65“GMP” means current good manufacturing practices and regulations applicable to the Manufacture of Cell Therapy products that are promulgated by any Regulatory Authority, including as promulgated under and in accordance with (a) the US Federal Food, Drug and Cosmetic Act, Title 21 of the US Code of Federal Regulations, Parts 210, 211, 600, 601 and 610, (b) relevant EU legislation, including European Directive 2003/94/EC or national implementations of that Directive, (c) relevant guidelines, including the EU Guidelines for Good Manufacturing Practices for Medicinal Products (Eudralex Vol. 4 and Annexes thereto), (d) International Conference on Harmonisation Good Manufacturing Practice Guide for Active Pharmaceuticals Ingredients, applicable US FDA guidance documents, and (e) any analogous set of regulations, guidelines or standards as defined, from time to time, by any relevant Regulatory Authority applicable to any Party’s Development, Manufacture or Commercialization of Cell Therapy products in each case as in effect as of the date such manufacturing for such Cell Therapy product are or were conducted.
1.66“GNE Licensed IP” means the GNE Licensed Know-How and the GNE Licensed Patent Rights.
1.67“GNE Licensed Know-How” means all rights in Know-How Controlled by GNE as of the Effective Date or during the Research Term that is necessary for Adaptimmune to perform its obligations under the Research Plan.
1.68“GNE Licensed Patent Rights” means all Patents Controlled by GNE as of the Effective Date or during the Research Term that are necessary for Adaptimmune to perform its obligations under the Research Plan.
1.69[***].
1.70“GNE-Provided αβ Receptor” means any αβ Receptor provided by or on behalf of GNE for use under this Agreement and any modification or derivatives thereto, including GNE-Provided Off-the-Shelf αβ Receptors and GNE-Provided Personalised αβ Receptors.
1.71“GNE-Provided Off-the-Shelf αβ Receptor” means any GNE-Provided αβ Receptor that is Directed To a Collaboration Target and any modification or derivatives thereto.

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1.72“GNE-Provided Personalised αβ Receptor” means any GNE-Provided αβ Receptor that is isolated from a patient for use in a Personalised T-Cell Therapy and any modification or derivatives thereto.
1.73“Governmental Required Consents” means, with respect to a Party, compliance by such Party with, and filings by such Party under, the HSR Act.
1.74“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time, and any comparable applicable law in jurisdictions outside the US related to the approval of transactions similar to those contemplated under this Agreement.
1.75“HSR Clearance Date” means the expiration or termination of (a) all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act and (b) any agreements with the US Federal Trade Commission or the Antitrust Division of the US Department of Justice not to consummate the transactions contemplated by this Agreement.
1.76“HSR Filing” means: (a) filings by the Parties with the US Federal Trade Commission and the Antitrust Division of the US Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto; or (b) equivalent filings with relevant foreign authorities.
1.77“IND” means an investigational new drug application filed with the FDA pursuant to 21 CFR Part 312 before the commencement of Clinical Trials, or any comparable filing with any relevant Regulatory Authority in any other jurisdiction, including any clinical trial application submitted to a Regulatory Authority to gain authorization to perform Clinical Trials.
1.78“IND Acceptance” means, with respect to (a) an IND submitted by GNE, its Affiliates, or its or their Sublicensees to a Regulatory Authority or (b) an IND submitted by Adaptimmune or its Affiliates to a Regulatory Authority for the purposes of Section 10.3.2(a) (Research Milestone Payments), in each case ((a) and (b)) the earlier of (i) receipt by such Party or its Affiliate, or in the case of (a), a Sublicensee of GNE or GNE’s Affiliate, of written confirmation from such Regulatory Authority that Clinical Trials may proceed under such IND, and (ii) expiration of the applicable waiting period after which Clinical Trials may proceed under such IND.
1.79“Indication” means a disease (a) for which a Licensed Product is indicated for treatment, and (b) that is described in the Licensed Product label as required by the Regulatory Approval granted by the applicable Regulatory Authority. For purposes of determining whether an Indication for a Licensed Product is distinct from another Indication, an Indication (“New Indication”) is distinct from an existing Indication (“Existing Indication”) if such Licensed Product could not be lawfully promoted for the treatment of the New Indication under the Regulatory Approval and label for the Existing Indication. For clarity, label extensions (including front-line, metastatic, adjuvant, etc.) shall not be deemed to be separate Indications.
1.80“Initial Collaboration Target” means each of the Targets listed on Schedule 1.80 (Initial Collaboration Targets).

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1.81“Initial Genetic Edits” means genetic edits generating the following iPS Cell Line phenotype: [***]
1.82“Initiation” means, with respect to a Clinical Trial, the dosing of the first patient with the drug or product (or placebo) that is the subject of such Clinical Trial.
1.83“In-License Payments” means [***].
1.84“Intellectual Property” means all (a) Patents, including Patent applications, (b) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (c) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof, (d) rights in Know-How and other confidential information (including, without limitation, ideas, formulas, compositions, inventions ([***]), manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information, and (e) other intellectual property rights.
1.85“iPS Cell” means an induced human pluripotent stem cell.
1.86“iPS Cell Line” means a Cell Line made, generated, engineered or created from an iPS Cell.
1.87“Know-How” means all non-public information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, test data (including pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information and test data, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols, processes, models, designs, and other information regarding discovery, Development, marketing, pricing, distribution, cost, sales and Manufacturing. Know-How shall not include any Patents.
1.88“Knowledge” means, as it pertains to Adaptimmune, the actual knowledge of the members of its [***].
1.89“Launch Costs” means, with respect to a Collaboration Off-the-Shelf T-Cell Therapy Directed To a Collaboration Target for which Adaptimmune has timely exercised its Opt-In, [***]:
1.89.1[***];
1.89.2[***];
1.89.3[***];
1.89.4[***];
1.89.5[***];

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1.89.6[***];
1.89.7[***];
1.89.8[***];
1.89.9[***];
1.89.10[***];
1.89.11[***];
1.89.12[***];
1.89.13[***];
1.89.14[***];
1.89.15[***]
1.89.16any other costs, losses and expenses of GNE or any of its Affiliates or Sublicensees that are specifically identifiable or reasonably allocable (in accordance with the applicable Accounting Standard) to the launch of such Collaboration Off-the-Shelf T-Cell Therapy in the US.

[***].

1.90“Licensed Product” means a Collaboration Off-the-Shelf T-Cell Therapy or a Collaboration Personalised T-Cell Therapy, individually or collectively as the context may require.
1.91“Manufacture”, “Manufacturing” or “Manufactured” means, with respect to a given product, the receipt, handling and storage of active pharmaceutical ingredients specific to such product, drug substance or drug product, medical devices and other materials required for the manufacture of the product or for its administration or distribution, the manufacturing, processing, packaging and labelling (excluding the development of packaging and labelling components for Regulatory Approval), holding (including storage of goods in manufacturing but excluding distribution), quality assurance and quality control testing (including release) for such product.
1.92“Manufacturing Costs” means, with respect to a Collaboration Off-the-Shelf T-Cell Therapy directed to a Collaboration Target for which Adaptimmune has timely exercised its Opt-In:
1.92.1GNE, Affiliate or Sublicensee Directly Manufactures. [***]
1.92.2GNE, Affiliate or Sublicensee Uses CMO to Manufacture. [***].
1.93“Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity,

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necessary for the Manufacturing, use, storage, import, transport and sale of the applicable Licensed Product in a particular country or regulatory jurisdiction. [***].
1.94“Marketing Approval Application” means a BLA, sBLA, NDA, sNDA and any equivalent thereof in the United States or any other country or jurisdiction in the Territory. As used herein: “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 600 et seq., for FDA approval of a Licensed Product and “sBLA” means a supplemental BLA; and “NDA” means a New Drug Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 314 et seq., for FDA approval of a Licensed Product and “sNDA” means a supplemental NDA.
1.95“Marketing Studies” mean human Clinical Trials of a Licensed Product conducted following Initiation of a Pivotal/Registrational Trial for such Licensed Product that are not required for receipt of Regulatory Approval (whether such human Clinical Trial is conducted prior to or after receipt of such Regulatory Approval) and is not a Post-Approval Study, but that may be useful in support of the post-Regulatory Approval exploitation of such Licensed Product.
1.96“Master Cell Bank” means, with respect to a Cell Line, an aliquot of a single pool of cells of such Cell Line that has been prepared from a selected cell clone of such Cell Line under defined conditions, dispensed into multiple containers and stored under defined conditions.
1.97“Medical Affairs” means, for the purposes of [***], the coordination of medical information requests and field based medical scientific liaisons by or on behalf of GNE or any of its Affiliates or Sublicensees with respect to a Collaboration Off-the-Shelf T-Cell Therapy Directed To a Collaboration Target for which Adaptimmune timely exercised its Opt-In, including activities of medical scientific liaisons, activities involving key opinion leaders, and the provision of medical information services with respect to such Collaboration Off-the-Shelf T-Cell Therapy.
1.98“Neoantigen” means a mutated Antigen arising in a tumor cell.
1.99“Net Sales” means, with respect to a given Licensed Product in a given period on or after the First Commercial Sale in a country [***].
1.99.1[***].
1.99.2[***].

[***]:

(a)[***].
(b)[***].
(i)[***].
(ii)[***].

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(iii)[***].
(iv)[***].
(v)[***].
1.100“Off-the-Shelf T-Cell Therapy” means a Cell Therapy (a) consisting of any Allogeneic T-Cell engineered to express one (1) or more αβ Receptors that are Directed To a Target (including an Antigen of such Target and further including an HLA-presented Antigen, a Shared Neoantigen or Tumor Associated Antigen), and (b) that is not a Personalised T-Cell Therapy.
1.101“Opt-In Term” means, with respect to a given Opt-In by Adaptimmune with respect to a Collaboration Target, the period of time from the Opt-In Effective Date until the Opt-Out Effective Date.
1.102“Out-of-Pocket Costs” [***].
1.103“Patent(s)” means any and all patents and patent applications and any patents issuing therefrom or claiming priority to, worldwide, together with any extensions (including Patent Term Extensions and SPCs) and renewals thereof, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.
1.104“Permitted Use Cell Line” means [***].
1.105“Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or any other entity not specifically listed herein.
1.106“Personalised T-Cell Therapy” means a Cell Therapy consisting of any Allogeneic T-Cell engineered to express one (1) or more αβ Receptors that are isolated from the patient to whom such Cell Therapy is administered, including wherein such Receptor(s) are modified after such isolation from, and prior to such administration to, such patient.
1.107“Phase I Clinical Trial” means a human clinical trial that provides for the first introduction into humans of a product for the purpose of, among other things, determining product safety, tolerability, immunogenicity, pharmacological activity or pharmacokinetics, as more fully defined in 21 C.F.R. § 312.21(a) (or the foreign equivalent thereof).
1.108“Phase II Clinical Trial” means a randomized, placebo or active controlled human clinical trial, designed for the evaluation of the efficacy of such product for a particular Indication in the target patient population and a determination of the common side effects and risks associated with the product in the dosage range to be prescribed, and otherwise consistent with 21 C.F.R. §312.21(b) or its foreign equivalents.
1.109“Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a product for one or more

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Indications in order to obtain Marketing Approval of such product for such Indication(s), as further defined in 21 C.F.R. §312.21 or a similar clinical study in a country other than the United States.
1.110“Pivotal/Registrational Trial” means, with respect to any Licensed Product, (a) a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Licensed Product for one or more Indications in order to obtain Marketing Approval of such Licensed Product for such Indication(s), as further defined in 21 C.F.R. §312.21; (b) a human clinical trial of a product on a sufficient number of subjects that, prior to commencement of the trial, satisfies both of the following (both (i) and (ii)): (i) such trial is designed to establish that a Licensed Product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, which trial is intended to support Marketing Approval of such Licensed Product; and (ii) such trial is designed to be a registration trial sufficient to support the filing of Marketing Approval Application for such Licensed Product in the applicable jurisdiction, as evidenced by (A) an agreement with or statement from the FDA or the EMA on a “Special Protocol Assessment” or equivalent, (B) other guidance or minutes issued by the FDA or EMA, for such registration trial, or (C) the equivalent agreement with the applicable Regulatory Authority in such jurisdiction; or (c) a human clinical trial that GNE determines (in communications with the FDA or the equivalent Regulatory Authority in the applicable jurisdiction) is intended to support the filing of a Marketing Approval Application for any Licensed Product in the US or the EU, and such trial will be deemed a Pivotal/Registrational Trial from the date of such determination.
1.111“Post-Approval Study” means a human clinical trial or other nonclinical studies, whether required by a Regulatory Authority or not, of a Licensed Product initiated in a country after receipt of Regulatory Approval for such Licensed Product in such country.
1.112“Prosecution and Maintenance” or “Prosecute and Maintain”, with respect to a particular Patent, means all activities associated with the preparation, filing (including any election under the Unitary Patent Convention), prosecution and maintenance of such Patent (and patent application(s) derived from such Patent), as well as re-examinations, reissues, applications for patent term adjustments and extensions, supplementary protection certificates and the like with respect to that Patent, together with the conduct of interferences, derivation proceedings, the defence of oppositions, defence of inter partes review (“IPR”) and other similar proceedings with respect to that Patent.
1.113“Receptor” means any protein, molecule or moiety (including a TCR) that, when included, inserted into, appended to, or present in any T-Cell, is [***].
1.114“Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals required for marketing or use of a Licensed Product (including approvals of, BLAs, INDs, pre-and post-approvals, and labelling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the Development, Manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Licensed Products in a regulatory jurisdiction.

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1.115“Regulatory Authority” means the FDA (or any successor agency) or any equivalent agency thereof in jurisdictions outside of the US.
1.116“Regulatory Materials” means the regulatory registrations, applications, Regulatory Approvals or other submissions made to or with any Regulatory Authority necessary for the Research, Development (including the conduct of Clinical Trials), Manufacture, or Commercialization of a Licensed Product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority, including all drug master file(s) (if any).
1.117“Research” means any pre-clinical research activities (including Cell Line research and development activities).
1.118“Royalty Term” means:
1.118.1Collaboration Off-the-Shelf T-Cell Therapy. On a Collaboration Off-the-Shelf T-Cell Therapy-by-Collaboration Off-the-Shelf T-Cell Therapy and country-by-country basis [***].
1.118.2Collaboration Personalised T-Cell Therapy. On a Collaboration Personalised T-Cell Therapy-by-Collaboration Personalised T-Cell Therapy and country-by-country basis [***].
1.119“Sales” means, on a given Licensed Product by GNE or any of its Affiliates in a given period [***].

[***]:

1.119.1[***];
1.119.2[***];
1.119.3[***];
1.119.4[***]
1.119.5[***].
1.120[***].
1.121“Segregate” means, with respect to a Competing Product, to segregate the Research, Development, Manufacture and Commercialization activities relating to such Competing Product from the Research, Development, Manufacture or Commercialization activities with respect to any Licensed Products, including ensuring that: [***].
1.122“Shared Neoantigen” means any Neoantigen that [***].
1.123“Specifications” means [***], as attached hereto as Schedule 1.123 (Specifications).

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1.124“Target” means a protein or biological molecule from a human or virus from which an Antigen is derived (including all peptides derived from that protein, all forms of such protein or biological molecule).
1.125“T-Cell” means a lymphocyte with detectable surface expression of CD3, and one or both of CD4 and CD8, in each case from an endogenous genetic loci.
1.126“Territory” means all the countries of the world.
1.127“Third Party” means any entity other than Adaptimmune or GNE or an Affiliate of either.
1.128“Tumor Associated Antigen” means either (a) a wild-type human Antigen that is over-expressed or selectively expressed in a human tumor cell or (b) an Antigen arising from non-human proteins such as viral sequences that is expressed in a human tumor cell, in each case of (a) or (b), that is not a Neoantigen.
1.129“US” means the United States of America and its territories and possessions.
1.130“US Net Profits and Net Losses” means, with respect to a Collaboration Off-the-Shelf T-Cell Therapy Directed To a Collaboration Target for which Adaptimmune timely exercised its Opt-In, [***]
1.131“Valid Claim” means, with respect to a particular country:
1.131.1Issued and Unexpired Patents. A claim of any issued and unexpired Patent (but excluding patent applications) whose validity, enforceability, or patentability has not been affected by any of the following: (i) irretrievable lapse, abandonment, revocation, dedication to the public or disclaimer [***]; or (ii) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, government authority, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal; and
1.131.2Pending Patent Application. A claim of a pending patent application that was filed and is being prosecuted in good faith and which has not been (i) pending for more than [***] years from the date of the filing of the first non-provisional application (or an equivalent filing outside of the US) containing such claim or (ii) affected by any of the following: (A) irretrievable lapse, abandonment or revocation; or (B) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, government authority, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.
1.132“VAT” means, in the EU, value added tax calculated in accordance with Council Directive 2006/112/EC and, in a jurisdiction outside the EU, any equivalent tax.
1.133“Working Cell Bank” means a vialed collection of serially subcultivated cells that are derived from a Master Cell Bank used to establish seed cultures of the Cell Line, including to initiate a manufacturing process using such Cell Line.

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Additional Definitions

Defined Term	Section
“Adaptimmune”	Preamble
“Adaptimmune Cell Line Agreements”	Section 15.2.13
“Adaptimmune Notice of GNE Discontinuation Event”	Section 17.5.2
“Adaptimmune Platform Improvement IP”	Section 12.1.2
“Adaptimmune Platform IP”	Section 12.1.1
“Adaptimmune Prosecuted Patents”	Section 12.3.3
“Adaptimmune Step-In Right”	Section 12.3.4
“Adaptimmune Third Party IP License”	Section 7.3.2(a)
“Adaptimmune-to-GNE Grantback License”	Section 7.1.1(d)
“Additional Collaboration Target”	Section 3.4.1
“Additional Collaboration Target Designation Fee”	Section 10.3.3
“Additional Research Term”	Section 3.3.1
“Agreement”	Preamble
“Alliance Manager”	Section 2.7
“Allogeneic T-Cells”	Section 3.5.1
“Allogeneic T-Cell Lines”	Section 3.5.1
“Allogeneic T-Cell Milestone”	Section 10.3.2
“Approved Subcontractors”	Section 3.8.1
“Arbitrator”	Section 11.7.5
“Assigning Party”	Section 12.2.3
“Background IP”	Section 12.1.3
“Binding Budget Year”	Section 6.1.3(b)

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Defined Term	Section
“Biosimilar”	Section 10.8.2
“BLA”	Section 1.94
“Cell Line Creation Date”	Section 10.8.7(c)
“Change of Control Notice”	Section 9.2.2
“[***]”	Section 1.18
“Clinical Candidate”	Section 10.3.2
“[***]”	Section 8.3.3
“[***]”	Section 8.3.3
“Collaboration Off-the-Shelf Exclusive License”	Section 7.1.1(b)
“Collaboration OTS Cell Line”	Section 8.3.1
“Collaboration OTS MCB”	Section 8.3.1
“Collaboration Personalised Exclusive License”	Section 7.1.1(c)
“Collaboration Personalised Cell Line”	Section 8.3.2
“Collaboration Personalised MCB”	Section 8.3.2
“Collaboration Target Substitution Right”	Section 3.4.2
“Combination”	Section 1.99.2(b)
“Competing Product”	Section 9.2.1
“control”	Section 1.18
“CPA Firm”	Section 11.7.2
“Create Act”	Section 12.2.5
“Development Cost Share”	Section 6.1.4
“Disclosing Party”	Section 14.6.3
“Disclosure”	Section 14.1

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Defined Term	Section
“Disposition Transaction”	Section 10.10
“Dispute”	Section 19.1
“Enforcement”	Section 12.4.3
“Exclusivity Requirements”	Section 9.1
“Execution Date”	Preamble
“Executives”	Section 2.9
“Exercise Notice”	Section 17.6.6(c)
“Existing Indication”	Section 1.79
“First IND”	Section 6.1.2(a)
“First Three Collaboration Off-the-Shelf T-Cell Therapies”	Section 9.1.2
“First Three Collaboration Personalised T-Cell Therapies”	Section 9.1.2
“First Personalised Cell Line”	Section 1.61
“First OTS Cell Line”	Section 1.61
“[***]”	Section 1.18
“[***]”	Section 1.18
“Force Majeure”	Section 20.7
“GAAP”	Section 1.3
“German WHT Requirement”	Section 11.6.2
“GITA”	Section 11.6.2
“Global Development Budget”	Section 1.64
“GNE”	Preamble
“GNE In-Licensed Receptor Agreement”	Section 17.6.6(g)
“GNE Platform Improvement IP”	Section 12.1.4

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Defined Term	Section
“GNE Proprietary Platform Methods”	Section 12.1.5
“GNE Prosecuted Patents”	Section 12.3.4
“GNE Receptor IP”	Section 12.1.6
“GNE Step-In Right”	Section 12.3.3
“GNE-Incurred Third Party Payment Obligations”	Section 7.3.2(a)
“GNE-Modified OTS Cell Line”	Section 10.8.7(a)
“GNE-Modified Personalised Cell Line”	Section 10.8.7(a)
“GNE-to-Adaptimmune Grantback License”	Section 7.2.1(b)
“IFRS”	Section 1.3
“Indemnitee”	Section 16.2
“Indemnitor”	Section 16.2
“Infringement”	Section 12.4.1
“Initial Research Term”	Section 3.3.1
“Intent to File Notice”	Section 6.1.2(a)
“IPR”	Section 1.112
“iPSC Genetic Edit Milestone”	Section 10.3.2(b)
“JDC”	Section 2.4.1
“JIPC”	Section 2.3
“JPC”	Section 2.2.1
“JRC”	Section 2.1.1
[***]	Section 12.1.7
[***]	Section 12.1.7
“Launch Cost Share”	Section 6.1.4

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Defined Term	Section
“Losses”	Section 16.1.1
“NDA”	Section 1.94
“Negotiation Period”	Section 17.6.6(d)
“Net Sales Report”	Section 11.2
“New Budget”	Section 6.1.8(d)
“New Indication”	Section 1.79
“Nomination”	Section 3.6.1
“Non-Disclosing Party”	Section 14.6.3
“Non-Disclosure Agreement”	Section 13.5
“Notice of GNE Discontinuation Determination”	Section 17.4.2
“Notice of GNE Discontinuation Event”	Section 17.5.1
“Notice of Interest”	Section 17.6.6(a)
“Off-the-Shelf Development Milestone Event”	Section 10.4.1
“Off-the-Shelf Development Milestone Payment”	Section 10.4.1
“Off-the-Shelf Exclusivity Term”	Section 9.1.1
“Off-the-Shelf Net Sales Milestone Event”	Section 10.5.1
“Off-the-Shelf Net Sales Milestone Payment”	Section 10.5.1
“Old Budget”	Section 6.1.8(d)
“Ongoing Activities”	Section 17.6.6(b)
“Opposition Proceeding”	Section 12.4.2
“Opt-In”	Section 6.1.1
“Opt-In Data Package”	Section 6.1.2(a)
“Opt-In Effective Date”	Section 6.1.8(b)

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Defined Term	Section
“Opt-In Notice”	Section 6.1.2(b)
“Opt-Out”	Section 6.1.8(a)
“Opt-Out Notice”	Section 6.1.8(a)
“Other Collaboration IP”	Section 12.1.8
“Outstanding Deferred Amount”	Section 6.1.5
“Overlapping Improvement IP”	Section 12.1.9
“Owning Party”	Section 12.2.3
“Party”	Preamble
“Party Vote”	Section 2.5.7(c)
“Patent Term Extensions”	Section 12.9
“[***]”	Section 7.2.1(c)
“Personalised Development Milestone Event”	Section 10.4.2
“Personalised Development Milestone Payment”	Section 10.4.2
“Personalised Exclusivity Term”	Section 9.1.2
“Personalised Net Sales Milestone Event”	Section 10.5.2
“Personalised Net Sales Milestone Payment”	Section 10.5.2
“Pharmacovigilance Agreement”	Section 4.6
“Phase I Materials”	Section 8.1.1
“Phase I Material Supply Agreement”	Section 8.1.2
“Progress Report”	Section 4.3
“Project Co-Leader”	Section 2.2.1
“Proposed Target”	Section 3.6.1
“Quality Agreement”	Section 8.1.3

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Defined Term	Section
“Relevant Collaboration Target Information Package”	Section 17.6.6(b)
“Relevant Collaboration Target IP”	Section 17.6.6(d)(i)
“Replaced Collaboration Target”	Section 3.4.2
“Research Plan”	Section 3.2
“Research Program”	Section 3.1
“Research Program Materials”	Section 8.1.1
“Research Term”	Section 3.3.1
“Research Term Extension Fee”	Section 10.2
“Reversion License”	Section 17.6.6(d)(i)
“Review Meeting”	Section 17.6.6(b)
“Roche”	Preamble
“Rules”	Section 19.2.1
“[***]”	Section 12.1.7
“sBLA”	Section 1.94
“Second Personalised Cell Line”	Section 1.61
“Second OTS Cell Line”	Section 1.61
“Sharing Percentages”	Section 6.1.4
“sNDA”	Section 1.94
“Sole Prosecuted Patent”	Section 12.3.1
“[***]”	Section 1.18
“Special Independent Reviewer”	Section 3.6.2(b)
“SPCs”	Section 12.9
“Sub-Committee(s)”	Section 2.2.3

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Defined Term	Section
“Sublicense”	Section 7.1.4(a)
“Sublicensee”	Section 7.1.4(a)
“Target Nomination Request”	Section 3.6.1
“TCR”	Background
“T-Cell Therapy”	Background
“Tech Transfer Plan”	Section 8.4
“Term”	Section 17.1
“Third Party Claims”	Section 16.1.1
“Third Party Infringement Claim”	Section 12.5.1
“Third Party IP”	Section 7.3.1
“Third Party IP License”	Section 10.8.1
“Third Party IP Notice”	Section 7.3.1
“Title 11”	Section 17.3
“Transition Agreement”	Section 17.6.6(d)
“US-only Development Costs”	Section 6.1.4(b)
“US Co-Promotion Agreement”	Section 6.1.7
“US Co-Promotion Option”	Section 6.1.7
“US Launch Plan and Budget”	Section 6.1.3(a)
“US Net Profits and Net Losses Share”	Section 6.1.1
“Washout Period”	Section 10.8.7(d)

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Article 2
GOVERNANCE
2.1.Joint Research Committee.
2.1.1.Joint Research Committee Formation and Composition. As soon as reasonably possible and in any event within [***] days after the Effective Date, Adaptimmune and GNE shall establish a joint research committee (the “JRC”) to provide a forum for the Parties to address any issues arising from the Research Plan and oversee the conduct of the Research Program. The JRC shall be composed of [***] representatives designated by each Party (and the Parties need not have the same number of representatives). Representatives must be appropriate for the tasks then being undertaken and the stage of research, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JRC contact. Each Party may replace its representatives from time to time by informing the other Party’s Alliance Manager in writing (which may be by email); provided, that if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by informing the other Party’s Alliance Manager in writing (which may be by email) in advance and following submission of such written notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers may attend meetings of the JRC but shall have no right to vote on any decisions of the Committee.
2.1.2.JRC Responsibilities. In addition to its overall responsibility for overseeing the Research Program, the JRC shall, in particular:
(a)work with the Project Co-Leaders to coordinate all material research activities performed by each Party and monitor progress of the research activities of the Parties hereunder;
(b)review and approve amendments to the Research Plan as proposed by the JPC;
(c)review and approve the allocation of responsibility for the Research Program;
(d)review and approve the research communication and publication strategy as developed by the JPC;
(e)work to resolve any technical disputes, controversy or claim related to the matters and authority of the JRC;
(f)determine whether any iPS Cell Line generated during the performance of the Research Plan is [***];
(g)perform such other functions as specified in this Agreement; and

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(h)perform such other functions as appropriate to further the purposes of this Agreement as agreed by the Parties in writing.
2.2.Joint Project Committees.
2.2.1.Formation and Composition. As soon as reasonably possible and in any event within [***] days after the Effective Date, the Parties shall establish an initial joint project committee (the “JPC”) to oversee the performance of the Research Plan. The JRC may establish one or more JPCs in addition to the initial JPC. Each JPC shall be composed of representatives designated by each Party. Representatives must be appropriate for the tasks then being undertaken and the stage of research, in terms of their seniority, availability, function in their respective organizations, training and experience. For each JPC, each Party shall designate one of its representatives as its primary JPC contact (each, a “Project Co-Leader”). Each Party may replace its representatives from time to time by informing the other Party in writing (which may be by email); provided, that if a Party’s representative is unable to attend a meeting, such Party may designate a knowledgeable alternate to attend such meeting and perform the functions of such representative. Each JPC shall be subject to the oversight, review and approval of the JRC, as the case may be.
2.2.2.JPC Responsibilities. In addition to its overall responsibility for overseeing the performance of the Research Plan, the JPC shall, in particular:
(a)Approve minor changes to the Research Plan, specifications, timelines or activities assigned to each of the Parties under the Research Plan;
(b)prepare draft amendments (as needed) to the Research Plan, and submit such draft amended Research Plan to the JRC for approval, as applicable;
(c)develop a communication and publication plan for publications and public presentations related to the Research Program and submit such plans to the JRC for approval, and implement such approved plan;
(d)discuss and attempt to resolve any disputed matters related to the research collaboration before referring such matters to the JRC, as the case may be; and
(e)perform such other functions as agreed to by the JRC or as specified in this Agreement.
2.2.3.Sub-Committees. From time to time, the JPC may also establish and delegate duties to sub-committees on an “as-needed” basis to oversee particular projects or activities and facilitate collaboration between the Parties, and each such sub-committee shall be constituted and shall operate as the JPC determines (“Sub-Committee(s)”). Each such Sub-Committee and its activities shall be subject to the oversight, review and approval of, and shall report to, the JPC. In no event shall the authority of a Sub-Committee exceed that specified for the JPC in this Article 2 (Governance).

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2.3.JIPC. On or promptly after the Effective Date, the Parties shall establish a joint intellectual property committee consisting of designated employee representatives from each Party’s in-house intellectual property counsel or other designated person appointed by an employee representative from a Party’s in-house legal team (“JIPC”). The JIPC shall provide a forum for the exchange of information between the Parties in relation to Collaboration IP and any other matter delegated to the JIPC in accordance with Article 12 (Intellectual Property; Ownership), and shall [***]. For the avoidance of doubt, the JIPC may [***].
2.3.1.Role of the JIPC. The JIPC will be responsible for: [***].
2.4.Joint Development Committee.
2.4.1.Formation and Composition. Following [***], as soon as reasonably possible and in any event within [***] days thereafter, the Parties shall establish a joint development committee (the “JDC”), which will serve as a forum for the exchange of information with respect to the Development of the Collaboration Off-the-Shelf T-Cell Therapies Directed To each Collaboration Target for which an Opt-In is in effect. The JDC shall be composed of representatives designated by each Party. Representatives must be appropriate for the tasks then being undertaken in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JDC contact. Each Party may replace its representatives from time to time by informing the other Party’s Alliance Manager in writing (which may be by email); provided, that if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by informing the other Party’s Alliance Manager in writing (which may be by email) in advance and following submission of such written notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers may attend meetings of the JDC.
2.4.2.JDC Responsibilities. In addition to serving as a forum for the exchange of information and discussion of issues, in each case with respect to the Development of the Collaboration Off-the-Shelf T-Cell Therapies Directed To each Collaboration Target for which an Opt-In is in effect, the JDC will review, exchange and discuss the following information and issues in particular:
(a)GNE will provide to the JDC updates [***];
(b)GNE will provide the JDC with all updates (or draft updates, as available) [***];
(c)GNE will provide the JDC with [***];
(d)Adaptimmune, through the JDC, may provide its comments to GNE regarding the Development (and, eventually, the US launch) of the applicable Collaboration Off-the-Shelf T-Cell Therapies, which [***].
2.5.Meetings.

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2.5.1.JRC. The JRC shall meet [***] (unless otherwise agreed by the Parties) and at such other times as deemed appropriate by the JRC. The presence of at least [***] JRC members designated by each Party shall constitute a quorum at a JRC meeting. The JRC may meet in person or via teleconference or otherwise, in each case as agreed by the JRC, provided, that at least one (1) meeting per calendar year shall be held in person, unless otherwise agreed by the Parties or otherwise prevented by any travel restrictions, isolation requirements or other governmental guidance recommending against travel or in-person meetings.
2.5.2.JPC and Sub-Committee(s). The JPC shall meet [***] by audio or video teleconference or as otherwise agreed by the JPC. Each Sub-Committee shall meet at least as often as determined by the JPC by audio or video teleconference or as otherwise agreed by such Sub-Committee. The presence of at least one JPC member or Sub-Committee member designated by each Party shall constitute a quorum at a JPC meeting or a Sub-Committee meeting, as applicable.
2.5.3.JIPC. The JIPC will meet regularly as agreed by the JIPC and may meet in person or by audio or video teleconference or as otherwise agreed by the JIPC. The presence of at least one (1) JIPC member designated by each Party shall constitute a quorum at a JIPC meeting, as applicable. The Parties agree that all Intellectual Property-related discussions conducted by the JIPC are common interest disclosures as described in Section 12.8 (Common Interest Disclosures).
2.5.4.JDC. The JDC members will meet [***] times per year (provided that the Parties may otherwise agree that additional ad hoc meeting(s) are required from time to time) and may meet in person or by audio or video teleconference or as otherwise agreed by the JDC. The presence of at least one (1) JDC member designated by each Party shall constitute a quorum at a JDC meeting, as applicable.
2.5.5.Meeting Agendas and Minutes. Not later than [***] days after the JRC, the initial JPC, the JIPC, and the JDC are formed, the JRC, JPC, JIPC and JDC shall each hold an organizational meeting by video or teleconference to establish their respective operating procedures, including establishment of agendas, and preparation and approvals of minutes. The Parties shall alternate the taking of minutes recording in writing all decisions made, action items assigned or completed, and other appropriate matters for Committees. GNE shall take the first set of minutes for any Committee meeting. Meeting minutes shall be sent to both Parties promptly after a meeting for review, comment and approval by each Party. A decision that is made at a Committee meeting shall be recorded in minutes (unless otherwise agreed by the Parties), and decisions that are made by a Committee outside of a meeting shall be documented in writing and be shown to be clearly agreed by all representatives of the applicable Committee, as relevant.
2.5.6.General. Employees of each Party other than Committee or Sub-Committee representatives, including, for the avoidance of doubt each Party’s Alliance Manager, may attend meetings of such Committee or Sub-Committee as non-voting participants. Additionally, with the consent of the other Party, a Party’s consultants and advisors involved in the Research Program may attend meetings of such Committee or Sub-Committee as non-voting observers; provided, that such consultants and advisors are under obligations of confidentiality and non-use applicable to the Confidential Information of the other Party as required by Article 13 (Confidentiality) and each Party shall have the right to excuse the other Party’s consultants and advisors from a meeting

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at any time. Each Party shall be responsible for all of its own expenses of attending or otherwise participating in each Committee and Sub-Committee, including travel and related costs.
2.5.7.Decision-Making.
(a)JPC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to the Research Program through its respective Project Co-Leaders before it is brought before the JPC. With respect to the responsibilities of the JPC, each Party shall [***] on all matters brought before the JPC. The JPC shall operate as to matters within its responsibility by unanimous Party Vote. If the JPC is unable to achieve unanimous Party Vote within [***] after the dispute matter is brought to vote before the JPC or such longer period as the Project Co-Leaders agree, such matter shall be referred to the JRC for resolution.
(b)JIPC. All decisions of the JIPC on matters within its responsibility will be made by unanimous vote, with each Party having [***]. Subject to Section 12.2.2 (Inventorship), as applicable, any unresolved disagreement or dispute arising at the JIPC will be resolved as follows: [***].
(c)JRC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to the Research Program through the JPC in accordance with Section 2.5.7(a) (JPC) before it is brought before the JRC. Each Party’s designees on the JRC shall, [***] on all matters brought before the JRC. The JRC shall operate as to matters within its responsibility by unanimous Party Vote.
(d)JDC. [***].
2.6.Dissolution of the JPC and JRC; Functionally Distinct Determinations. Upon the earlier of expiration or termination of the Research Program or the mutual agreement of the Parties, the JRC or JPC will have no further responsibilities or authority under this Agreement, and the JRC or JPC will be deemed dissolved by the Parties. Thereafter, the Parties shall determine [***]. Following expiration or termination of Research Program, [***].
2.7.Alliance Managers. Promptly following the Effective Date, each Party shall designate an individual to act as the primary business contact for such Party for matters related to this Agreement (such Party’s “Alliance Manager”), unless another contact is expressly specified in this Agreement or designated by a Committee for a particular purpose. The Alliance Managers shall facilitate the flow of information and collaboration between the Parties and assist in the resolution of potential and pending issues and potential disputes in a timely manner to enable the JRC and the Parties to reach consensus and avert escalation of such issues or potential disputes. Either Party may replace its Alliance Manager at any time by informing the other Party’s Alliance Manager in writing (which may be by email). Each Party shall ensure that its Alliance Manager is capable of performing the obligations required of an Alliance Manager under this Agreement.
2.8.Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in a Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. No Committee shall have the power to

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amend, modify or waive compliance with this Agreement, which may only be amended or modified, or compliance with which may only be waived, in each case solely as provided in Section 20.11 (Amendment; Waiver).
2.9.Escalation. If the Alliance Managers are unable to assist the JRC in resolving a technical dispute within [***] after the dispute is first referred to the Alliance Managers, or such longer period as the Parties may agree, either Party may elect to submit such issue to the CBO for Adaptimmune (or a person in an equivalent position at Adaptimmune), and a vice president of research or development for GNE. These executives are referred to collectively as the “Executives”.
2.10.Final Resolution. In the event that the Executives are unable to resolve a given issue referred to them in accordance with Section 2.9 (Escalation) within [***] after the dispute is first referred to the Executives, then, subject to Section 2.8 (Limitations on Authority), [***] would have final decision-making authority with respect to (a) [***], provided, that in each case [***] would not have the right, by virtue of its final decision-making authority, to (x) require [***] to take any action that would (i) [***]. In the event that the Executives are unable to resolve whether [***] within [***] after the dispute is first referred to the Executives, then, the Parties shall refer such matter to an independent impartial expert for determination pursuant to the procedures set forth in Schedule 2.10 (Expert Determination of [***]). Notwithstanding the foregoing, each Party must consider the other Party’s position in good faith when exercising its final decision making authority pursuant to this Section 2.10 (Final Resolution).
Article 3
RESEARCH PROGRAM
3.1.Research Program. During the Research Term, GNE and Adaptimmune will collaborate in the conduct of research activities to create Allogeneic T-Cell Lines using Adaptimmune iPS Cell Lines for use by GNE to Research and Develop (a) Collaboration Off-the-Shelf T-Cell Therapies that are Directed To up to five (5) Collaboration Targets, and (b) Collaboration Personalised T-Cell Therapies (collectively the “Research Program”) in accordance with the Research Plan and as further described in this Article 3 (Research Program). Each Party shall comply with all applicable laws, rules and regulations in the conduct of the Research Program. Each Party shall, in performing its obligations under the Research Program, assign responsibilities to those portions of its organization that have the appropriate resources, expertise and responsibility for such obligations. Subject to Section 3.7 (FTE Funding for Research Program), each Party shall be responsible for its own costs associated with the activities it conducts under the Research Program.
3.2.Research Plan. The initial research plan (“Research Plan”) is attached to this Agreement as Exhibit B (Research Plan). The JRC may amend in writing the Research Plan from time to time in order to determine what Cell Line specifications and modifications are needed during the course of performing the Research Program. The Research Plan shall be reviewed and updated by the JRC (a) following the addition of any Additional Collaboration Target or the replacement of a Replaced Collaboration Target to the Research Program to set forth activities required to create the Collaboration Off-the-Shelf T-Cell Therapies Directed To such Additional Collaboration Target, and (b) to set forth activities to be conducted to create any Functionally Distinct

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Collaboration Off-the-Shelf T-Cell Therapy or Functionally Distinct Collaboration Personalised T-Cell Therapy. Each Party will use Commercially Reasonable Efforts to carry out the activities allocated to such Party under the Research Plan.
3.3.Research Term.
3.3.1.Initial Research Term. The Research Program shall be carried out during the initial eight (8) year period following the Effective Date (“Initial Research Term”), provided that the Initial Research Term may be extended by GNE for [***] additional [***] year periods (as described in Section 3.3.2 (Research Term Extension)) by payment of the Research Term Extension Fee (as described in Section 10.2 (Research Term Extension Fee)) for each such additional [***] year period (each such [***] year time period an “Additional Research Term” and each, collectively with the Initial Research Term, the “Research Term”).
3.3.2.Research Term Extension. GNE shall have the right to extend the Initial Research Term by up to [***] Additional Research Terms by delivery of at least [***] months written notice to Adaptimmune prior to the expiration of the Initial Research Term or first Additional Research Term, as applicable, and payment of the Research Term Extension Fee in accordance with Section 10.2 (Research Term Extension Fee).
3.3.3.Research Term Wind Down. GNE shall have the right to extend the Research Term by up [***] months by delivery of at least [***] months written notice to Adaptimmune prior to the expiration of the Initial Research Term or Additional Research Term, as applicable, solely to wind down any planned activities pursuant to the Research Plan that have not been completed or are not anticipated to be completed as of the date the Initial Research Term or Additional Research Term, as applicable, was originally scheduled to expire. The Parties shall meet promptly after notice of any such notice to coordinate wind-down efforts.
3.4.Conduct of Research Program.
3.4.1.Collaboration Targets. As of the Effective Date, the Parties will begin developing Collaboration Off-the-Shelf T-Cell Therapies that are Directed To the [***] Initial Collaboration Targets. GNE shall have the right to nominate Proposed Targets to be designated as additional Collaboration Targets for a maximum of [***] such additional Collaboration Targets (each such additional Collaboration Target an “Additional Collaboration Target”) for which Collaboration Off-the-Shelf T-Cell Therapies would be developed as part of the Research Program, for a maximum of five (5) Collaboration Targets at any time under this Agreement. To exercise its right to nominate an Additional Collaboration Target, GNE shall provide notice to Adaptimmune’s Alliance Manager in accordance with Section 3.6 (Nomination); provided, however, that any such notice must be delivered prior to the expiration of the Research Term. If, following the process described in Section 3.6 (Nomination), such Proposed Target becomes an Additional Collaboration Target, then GNE would pay Adaptimmune the Additional Collaboration Target Designation Fee described in Section 10.3.3 (Additional Collaboration Targets). GNE shall have the right to substitute Collaboration Targets in accordance with Section 3.4.2 (Collaboration Target Substitution).

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3.4.2.Collaboration Target Substitution. On a Collaboration Target-by-Collaboration Target basis, during the period of time beginning (a) [***], GNE shall have the right, for any reason and at no cost to GNE, to substitute such Collaboration Target for an Available Target (such right the “Collaboration Target Substitution Right”) (each such Collaboration Target that is replaced by an Available Target thereafter a “Replaced Collaboration Target”) by delivery of a Nomination notice to Adaptimmune’s Alliance Manager in accordance with Section 3.6 (Nomination), after which such Replaced Collaboration Target shall thereafter not be a Collaboration Target; provided, however, that there will in no event be more than five (5) Collaboration Targets in total under this Agreement at any time during the Research Term.
3.5.Cell Line Development.
3.5.1.Allogeneic T-Cells. In the performance of the Research Program during the Research Term, the Parties anticipate developing Cell Lines that are differentiated from Adaptimmune iPS Cell Lines that may serve as the basis of T-Cell Therapies (such differentiated iPS Cells “Allogeneic T-Cells” and such Cell Lines “Allogeneic T-Cell Lines”, including progeny and clones of each). Adaptimmune will use Commercially Reasonable Efforts to create, engineer, and differentiate [***] Allogeneic T-Cells that include the JRC approved edits and meet the JRC approved specifications for use in Collaboration Off-the-Shelf T-Cell Therapies, and [***] Allogeneic T-Cells that include the JRC approved edits and meet the JRC approved specifications for use in Collaboration Personalised T-Cell Therapies. [***].
3.5.2.[***].
3.6.Nomination.
3.6.1.Proposed Targets. In the event that GNE wishes to (a) select a Target as an Additional Collaboration Target in accordance with Section 3.4.1 (Collaboration Targets), or (b) exercise its Collaboration Target Substitution Right under Section 3.4.2 (Collaboration Target Substitution), then in each case GNE shall provide written notice to Adaptimmune’s Alliance Manager (each such notice a “Target Nomination Request”), such Target Nomination Request to include the identity of such Target (each a “Proposed Target”) and which of the GNE rights described in (a)-(b) above GNE is exercising. Adaptimmune’s Alliance Manager shall maintain the identity of the Targets within such Target Nomination Request as strictly confidential and shall be responsible for determining whether the Proposed Target is an Available Target or an Excluded Target. If such Proposed Target is an Excluded Target, then Adaptimmune’s Alliance Manager will notify GNE’s Alliance Manager of such promptly [***] and GNE shall not be entitled to nominate such Target. If the Proposed Target is an Available Target, then Adaptimmune’s Alliance Manager will notify GNE’s Alliance Manager of such promptly ([***]) and GNE shall have a further [***] days from date of receipt by GNE of the confirmation of availability by Adaptimmune of such Proposed Target to exercise its applicable right described in (a)-(b) above with respect to such Available Target by provision of written notice to Adaptimmune identifying the Target and which of the GNE rights described in (a)-(b) above GNE is exercising (each such notice a “Nomination”). Upon Nomination, such Available Target will become a Collaboration Target for purposes of this Agreement.

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3.6.2.Information on Excluded Target; Special Independent Reviewer.
(a)Where Adaptimmune’s Alliance Manager notifies GNE that a Proposed Target is an Excluded Target, GNE may request further details as to why such Target is an Excluded Target, and in such event Adaptimmune shall provide reasonable further details to GNE’s Alliance Manager (together with supporting documentation, if reasonably requested by GNE’s Alliance Manager) on a timely basis, or to a Special Independent Reviewer, at Adaptimmune’s election.
(b)[***].
3.7.[***].
3.8.Subcontractors.
3.8.1.Third Party Subcontracting. GNE may subcontract portions of its work under the Research Program to Affiliates or Third Parties; provided, that such subcontract is consistent with the terms and conditions of this Agreement. Adaptimmune may subcontract portions of its work under the Research Program to Affiliates and to the Third Parties listed on Schedule 3.8 (as such list may be amended from time to time by mutual agreement) (“Approved Subcontractors”); provided further, that in each case such subcontract is consistent with the terms and conditions of this Agreement. Except for the Approved Subcontractors, Adaptimmune may not subcontract any portion of its work under the Research Program to any Third Parties without GNE’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided, that if GNE does not object to a subcontractor proposed by Adaptimmune within [***] days of receipt of notice of such proposed subcontractor, GNE will have deemed to have consented to Adaptimmune’s use of such subcontractor.
3.8.2.New Subcontractors. [***].
3.8.3.Confidential Information. Notwithstanding the foregoing or any other provision in this Agreement, to the extent that any disclosure of Confidential Information of a Party to a subcontractor includes trade secret information specifically identified by such Party as a trade secret in writing in advance to the other Party (e.g., information relating to the Adaptimmune Platform or GNE Proprietary Platform Methods specifically identified as a trade secret in writing in advance to the other Party), the Party owning such trade secret information shall be entitled to request additional protection measures from any Third Party subcontractor, including entry into a direct agreement of confidentiality with such Third Party subcontractor. Each Party shall remain responsible (at its cost) for and shall ensure that each of such Party’s subcontractors comply with the terms and conditions of this Agreement, to the extent applicable to such subcontractor.
3.9.Reports; Records.
3.9.1.Research Program Progress Reports. Each Party shall reasonably keep the other Party informed of its activities under the Research Program and shall provide to the other Party’s representatives on the JRC regular summary updates at each meeting. If reasonably

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necessary for a Party to perform its work under the Research Program, that Party may request that the other Party provide more detailed information and data regarding the updates it earlier provided, and the other Party shall promptly provide the requesting Party with information and data as is reasonably available and reasonably necessary to conduct the Research Program, and such other information as the Parties agree. Subject to Section 13.2 (Exclusions Regarding Confidential Information), all such reports, information and data provided by a Party shall be considered the providing Party’s Confidential Information.
3.9.2.Research Records. Each Party shall maintain records of the Research Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved by or on behalf of such Party in the performance of the Research Program. All laboratory notebooks shall be maintained for no less than the term of any Patent issuing therefrom. All other records shall be maintained by each Party during the Term in accordance with such Party’s standard policies for retention of such records. All such records of a Party shall be considered such Party’s Confidential Information.
3.10.Research Efforts. The Parties shall use Commercially Reasonable Efforts to conduct their respective tasks under the Research Program.
Article 4
DEVELOPMENT
4.1.General. GNE shall have the sole right and authority to Develop all Licensed Products in the Territory.
4.2.Development Efforts.
4.2.1.Collaboration Off-the-Shelf T-Cell Therapy. GNE shall use Commercially Reasonable Efforts to Develop at [***] Collaboration Off-the-Shelf T-Cell Therapy Directed To each Collaboration Target in the [***].
4.2.2.Collaboration Personalised T-Cell Therapy. GNE shall use Commercially Reasonable Efforts to Develop at [***] Collaboration Personalised T-Cell Therapy in the [***].
4.3.Progress Reports. GNE shall, for a given Licensed Product that is not a Collaboration Off-the-Shelf T-Cell Therapy Directed To a Collaboration Target for which an Opt-In is in effect, provide to Adaptimmune a written report (“Progress Report”), [***] per calendar year by no later than [***] during the period beginning from the earlier of (a) the disbandment of the JRC or (b) completion of all activities under the Research Program with respect to such Licensed Product, and ending upon the achievement of all potential Development Milestone Events with respect to such Licensed Product. Each Progress Report for a given Licensed Product will contain [***]. Where there has been no change from any previous report, GNE may simply confirm the same rather than providing a further written report. All Progress Reports, and the information and data contained therein, shall be considered GNE’s Confidential Information. Following provision of any Progress Report by GNE, [***], Adaptimmune may [***].

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4.4.Development Funding. GNE shall be responsible for paying all Development Costs incurred by GNE with respect to (a) each Collaboration Off-the-Shelf T-Cell Therapy that is Directed To a Collaboration Target for which Adaptimmune has not exercised its Opt-In, and (b) all Collaboration Personalised T-Cell Therapies.
4.5.Regulatory. GNE shall have the sole right and responsibility to prepare and submit regulatory documentation to all Regulatory Authorities in the Territory for all Licensed Products. GNE shall be the sponsor of all Clinical Trials conducted for the Licensed Products and as such, have the sole right to conduct all interactions with Regulatory Authorities with respect to all Licensed Products. Adaptimmune shall support GNE, as may be reasonably necessary, in preparing, submitting and obtaining such regulatory documentation, and in the activities in support thereof, including providing information, documents or other materials (a) [***] that is necessary for GNE to obtain or maintain Regulatory Approvals of such applicable Collaboration Off-the-Shelf T-Cell Therapy or Collaboration Personalised T-Cell Therapy. Additionally, at GNE’s election GNE may provide Adaptimmune with copies of filings of Regulatory Materials for Licensed Products and request Adaptimmune’s review and comment on such materials. Following completion of the Research Program, Adaptimmune shall continue to provide reasonable assistance to GNE in the provision of information described in this Section 4.5 (Regulatory), to the extent required by any Regulatory Authority, and shall use Commercially Reasonable Efforts to provide such information and assistance within any reasonable timeframes requested by GNE.
4.6.Safety Data Exchange. Beginning on or about the date on which the first Licensed Product becomes the subject of a Clinical Trial, to the extent required by either Party, the Parties will negotiate and enter into a pharmacovigilance agreement that defines the Parties’ responsibilities and obligations with respect to the procedures and timeframes for compliance with applicable law pertaining to safety reporting for such Licensed Product (“Pharmacovigilance Agreement”). [***].
4.7.[***].
Article 5
COMMERCIALIZATION
5.1.General. Subject to Adaptimmune’s right to co-promote a Collaboration Off-the-Shelf T-Cell Therapy directed to a Collaboration Target for which Adaptimmune has timely exercised its Opt-In in accordance with Section 6.1 (Adaptimmune Opt-In) and as further described in, and in accordance with, the US Co-Promotion Agreement, GNE shall have the sole right and authority to Commercialize all Licensed Products in the Territory.
5.2.Commercialization Efforts.
5.2.1.Collaboration Off-the-Shelf T-Cell Therapy. GNE shall use Commercially Reasonable Efforts to (a) seek Marketing Approval for [***] Collaboration Off-the-Shelf T-Cell Therapy Directed To each Collaboration Target in the [***]; and (b) if obtained, maintain such Marketing Approval and Commercialize the relevant Collaboration Off-the-Shelf T-Cell Therapy subject to the terms and conditions of such Marketing Approval.

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5.2.2.Collaboration Personalised T-Cell Therapy. GNE shall use Commercially Reasonable Efforts to (a) seek Marketing Approval for [***] Collaboration Personalised T-Cell Therapy in the [***]; and (b) if obtained, maintain such Marketing Approval and Commercialize the relevant Collaboration Personalised T-Cell Therapy subject to the terms and conditions of such Marketing Approval.
5.3.Licensed Products. Prior to and following Regulatory Approval of each Licensed Product, GNE (itself or through its Affiliates or Sublicensees) shall be solely responsible for and control all Commercialization activities with respect to such Licensed Product subject to Commercialization activities assigned to be performed under the US Co-Promotion Agreement.
Article 6
ADAPTIMMUNE OPT-IN RIGHT
6.1.Adaptimmune Opt-In.
6.1.1.Opt-In. Subject to and in accordance with the remainder of this Article 6 (Adaptimmune Opt-In Right), GNE hereby grants to Adaptimmune an exclusive option, exercisable in Adaptimmune’s sole discretion [***], to fund a percentage of Development Costs and Launch Costs for Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target and, in exchange, share the US Net Profits and Net Losses (“US Net Profits and Net Losses Share”) with respect to such Collaboration Off-the-Shelf T-Cell Therapies in accordance with Section 10.9 (Economic Effect of Opt-In; Profit-Share).
6.1.2.Opt-In Exercise.
(a)For each Collaboration Target, GNE shall provide Adaptimmune written notice of GNE’s intent to file the first IND in the US (or the first equivalent filing in any other country, whichever occurs earlier) in relation to the first Collaboration Off-the-Shelf T-Cell Therapy that is Directed To such Collaboration Target (such notice, an “Intent to File Notice” and, such IND (or the equivalent thereof), the “First IND”). Within [***] after GNE provides the Intent to File Notice for a given Collaboration Target, GNE shall also make available to Adaptimmune the Opt-In Data Package for such Collaboration Target, which may be made available in a virtual data room. [***].
(b)Adaptimmune shall [***] days from the later of delivery of such Intent to File Notice or delivery of such complete Opt-In Data Package to provide written notice to GNE that Adaptimmune wishes to exercise the Opt-In for such Collaboration Target (such notice, an “Opt-In Notice”).
(c)If an Opt-In is timely exercised for a given Collaboration Target, the Development Cost Share, Launch Cost Share and US Net Profits and Net Losses Share with respect to such Collaboration Target shall take effect beginning from the date of filing of the First IND for such Collaboration Target (the “Opt-In Effective Date”) and continue for the Opt-In Term.

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6.1.3.Global Development Plan and Global Development Budget. With respect to each Collaboration Target for which an Opt-In is in effect, Section 6.1.3 (Global Development Plan and Global Development Budget) shall apply.
(a)[***] of each calendar year within the Opt-In Term for such Collaboration Target, GNE shall provide to the JDC:
(i)a copy of the final Global Development Plan and Global Development Budget [***]; and
(ii)if a summary description of US launch activities and a budget therefor for such Collaboration Target are not included the Global Development Plan and Global Development Budget for a given year, a copy of the final US Launch Plan and Budget for the [***].
(b)Global Development Plans and Global Development Budgets provided by GNE shall be prepared in good faith but not be binding on the Parties, except that the budget included in each final Global Development Budget provided by GNE under Section 6.1.3(a) (Global Development Plan and Global Development Budget) for the [***].
(c)[***].
(d)Without limiting the generality of Section 6.1.3(c) (Global Development Plan and Global Development Budget), GNE shall have the right to make changes to a current or future calendar year Global Development Plan or Global Development Budget at any time[***].
(e)[***].
6.1.4.Development and Launch Cost Sharing. With respect to each Collaboration Target for which an Opt-In is in effect, the Parties shall share the Development Costs (the “Development Cost Share”) and Launch Costs (“Launch Cost Share”) for the Development and launch of all Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target in the following proportions (such percentages, the “Sharing Percentages”):
(a)[***].
(b)[***].
(c)[***].
6.1.5.Annual Budget Overruns; [***]. With respect to each Collaboration Target for which an Opt-In is in effect, Section 6.1.5 (Annual Budget Overruns; [***]) shall apply. For any calendar year within the applicable Opt-In Term, (i) [***].
6.1.6.Reports; Payment. With respect to each Collaboration Target for which an Opt-In is in effect, GNE will provide Adaptimmune with a written report within [***] days after the end of each calendar quarter [***] of all Collaboration Off-the-Shelf T-Cell Therapies that are

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Directed To such Collaboration Target in the just-ended calendar quarter. Each such report will specify [***] during such calendar quarter and shall include an invoice for payment due from Adaptimmune for such calendar quarter, which will be due [***] days after delivery of such invoice, [***]. At the request of Adaptimmune, GNE will provide additional reasonable supporting documentation to support its calculations of the invoiced amount.
6.1.7.US Co-Promotion Agreement. With respect to each Collaboration Target for which an Opt-In is in effect, GNE will provide Adaptimmune with written notice of GNE’s intent to commence US launch activities with respect to the first Collaboration Off-the-Shelf T-Cell Therapy that is Directed To such Collaboration Target by no later than [***] prior to the anticipated commencement of such activities. During the [***] days following its receipt of such notice, Adaptimmune shall have the right to exercise an option to co-detail in the US with GNE all Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target, pursuant to the US Co-Promotion Agreement, by delivery of written notice to GNE (such option, the “US Co-Promotion Option”). If the US Co-Promotion Option is timely exercised, the Parties shall negotiate in good faith the terms of an agreement regarding Adaptimmune’s co-detailing activities in the US for the Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target (“US Co-Promotion Agreement”). In negotiating the appropriate terms of any US Co-Promotion Agreement, including the allocation of obligations, roles and responsibilities for the US co-detailing of the relevant Collaboration Off-the-Shelf T-Cell Therapies, the Parties shall take into account, among other things, [***]. For a given US Co-Promotion Option, if the Parties are unable to agree on the co-detailing terms of the US Co-Promotion Agreement within [***] of Adaptimmune’s exercise thereof, then either Party may request that the impasse be resolved through “baseball” arbitration in accordance with the procedure set forth on Schedule 6.1.7 (Baseball-Style Arbitration), wherein each Party will provide the arbitrator with a draft US Co-Promotion Agreement and the arbitrator will be instructed to select the US Co-Promotion Agreement that is the most commercially reasonable and balanced of the two draft US Co-Promotion Agreements, that limits the scope of the activities to be performed thereunder to detailing activities only (and not other elements of Commercialization) and that does not impact or restrict any of GNE’s decision-making authority under this Agreement. [***].
6.1.8.Opt-Out. With respect to each Collaboration Target for which an Opt-In is in effect, Section 6.1.8 (Opt-Out) shall apply.
(a)Adaptimmune shall have the right, in its sole discretion, to opt out of further participation in both the Development and co-detailing of all of the Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target (“Opt-Out”) at any time by providing written notice to GNE of Adaptimmune’s decision to opt out (such notice, the “Opt-Out Notice”).
(b)Except as modified in the circumstances described in Section 6.1.8(c) (Opt-Out), the Opt-Out shall take effect as follows (such date, “Opt-Out Effective Date”): [***]. Except as modified in the circumstances described in Section 6.1.8(d) (Opt-Out), Adaptimmune shall remain responsible for its Sharing Percentage of Development Cost Share and Launch Cost Share incurred prior to the Opt-Out Effective Date.

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(c)If at any time Adaptimmune fails to timely pay its Sharing Percentage of Development Cost Share or Launch Cost Share in accordance with Section 6.1.6 (Reports; Payment) with respect to such Collaboration Target, and such failure to pay is not cured in accordance with Section 17.2 (Termination by Either Party for Material Breach), then Adaptimmune shall have been deemed to exercise the Opt-Out with respect to such Collaboration Target, effective as of the last day of the cure period.
(d)[***].
(e)In the event that Adaptimmune exercises the Opt-Out by giving an Opt-Out Notice, then, as of the Opt-Out Effective Date (and on a going-forward, non-retroactive basis), all Collaboration Off-the-Shelf T-Cell Therapies Directed To such Collaboration Target:
(i)will no longer be subject to the Off-the-Shelf Development Milestone Payments in Section 10.4.1(b) (Adaptimmune Opt-In) and will instead again be subject to the Off-the-Shelf Development Milestone Payments in Section 10.4.1(a) (No Adaptimmune Opt-In);
(ii)will no longer be subject to the Off-the-Shelf Net Sales Milestone Payments in Section 10.5.1(b) (Adaptimmune Opt-In) and will instead again be subject to the Off-the-Shelf Net Sales Milestone Payments in Section 10.5.1(a) (No Adaptimmune Opt-In);
(iii)will no longer be subject to the royalties described in Section 10.7.1(b) (Adaptimmune Opt-In) and instead GNE shall pay Adaptimmune the royalties set forth in Section 10.7.1(a) (No Adaptimmune Opt-In) with the rates therein [***] on Annual Net Sales of Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target that occur during the applicable Royalty Term in the Territory [***]; and
(iv) will no longer be subject to the US Net Profits and Net Losses under Section 10.9 (Economic Effect of Opt-In; Profit-Share).
(f)In the event that Adaptimmune is deemed to have Opted-Out under Section 6.1.8(c) (Opt-Out), then, as of the Opt-Out Effective Date (and on a going-forward, non-retroactive basis), all Collaboration Off-the-Shelf T-Cell Therapies Directed To such Collaboration Target:
(i)will no longer be subject to the Off-the-Shelf Development Milestone Payments in Section 10.4.1(b) (Adaptimmune Opt-In) and will instead again be subject to the Off-the-Shelf Development Milestone Payments in Section 10.4.1(a) (No Adaptimmune Opt-In);
(ii)will no longer be subject to the Off-the-Shelf Net Sales Milestone Payments in Section 10.5.1(b) (Adaptimmune Opt-In) and will instead again be subject to the Off-the-Shelf Net Sales Milestone Payments in Section 10.5.1(a) (No Adaptimmune Opt-In);
(iii)will no longer be subject to the royalties described in Section 10.7.1(b) (Adaptimmune Opt-In) and instead GNE shall pay Adaptimmune the royalty rates set forth in Section 10.7.1(a) (No Adaptimmune Opt-In). [***]; and

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(iv)will no longer be subject to the US Net Profits and Net Losses under Section 10.9 (Economic Effect of Opt-In; Profit-Share).
Article 7
LICENSES
7.1.License from Adaptimmune to GNE.
7.1.1.License Grants. Subject to the terms and conditions of this Agreement (including Section 7.1.3 (GNE Covenants and Rights)), Adaptimmune hereby grants to GNE:
(a)a royalty-free, non-transferable (subject to Section 20.4 (Assignment)), worldwide, sublicensable, non-exclusive license under Adaptimmune’s Background IP and all Collaboration IP owned by Adaptimmune to the extent necessary for GNE to conduct the Research Program.
(b)on a Collaboration Target-by-Collaboration Target basis, an exclusive (even as to Adaptimmune, except as necessary to perform its obligations and exercise its rights under this Agreement), transferrable (pursuant to Section 20.4 (Assignment)), sublicensable (pursuant to Section 7.1.4 (Sublicenses and Subcontractors)) license, under the Adaptimmune Licensed IP, to Research, Develop, Manufacture, have Manufactured, Commercialize, make, have made, use, sell, offer for sale, import and export the Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target in the Field in the Territory (the “Collaboration Off-the-Shelf Exclusive License”).
(c)an exclusive (even as to Adaptimmune, except as necessary to perform its obligations and exercise its rights under this Agreement), transferrable (pursuant to Section 20.4 (Assignment)), sublicensable (pursuant to Section 7.1.4 (Sublicenses and Subcontractors)) license, under the Adaptimmune Licensed IP, to Research, Develop, Manufacture, have Manufactured, Commercialize, make, have made, use, sell, offer for sale, import and export Collaboration Personalised T-Cell Therapies in the Field in the Territory (the “Collaboration Personalised Exclusive License”).
(d)a perpetual, irrevocable, non-exclusive, royalty-free, fully-paid up, freely transferrable and freely sublicensable license under all of Adaptimmune’s interest in, to and under Adaptimmune Platform Improvement IP [***], in each case for any use (“Adaptimmune-to-GNE Grantback License”).
7.1.2.Activities. The Collaboration Off-the-Shelf Exclusive License and Collaboration Personalised Exclusive License include, but are not limited to, the following activities (for clarity, only during or after the Research Term):
(a)[***].
(b)[***].
(c)[***].

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7.1.3.GNE Covenants and Rights.
(a)Solely during the Research Term, GNE shall not [***]. For clarity, the foregoing covenant shall be in force and effect during the Research Term and shall end upon the expiration or earlier termination of the Research Term.
(b)Notwithstanding the foregoing, upon (i) mutual written agreement by the Parties, the restrictions described in Section 7.1.3(a) (GNE Covenants and Rights) shall not apply with respect to the mutually agreed upon activities, or (ii) [***]. If GNE exercises its rights under this Section 7.1.3(b) (GNE Covenants and Rights), then GNE may request that, [***].
(c)Notwithstanding anything to the contrary in this Agreement, including this Section 7.1.3 (GNE Covenants and Rights), nothing shall prohibit, prevent, or limit GNE from using in the manufacturing, making or having made of any other product (i) any part(s) of the Manufacturing process for any Collaboration Off-the-Shelf T-Cell Therapy or Collaboration Personalised T-Cell Therapy that it owns or Controls and (ii) any improvements it subsequently makes to such Manufacturing processes.
7.1.4.Sublicenses and Subcontractors.
(a)Sublicenses. GNE shall have the right to sublicense the rights granted under Sections 7.1.1(a) (License Grants), 7.1.1(b) (License Grants), and 7.1.1(c) (License Grants) (“Sublicense”) to its Affiliates or Third Parties (each a “Sublicensee”), provided that such sublicense is consistent with the terms and conditions of this Agreement, and provided further that GNE shall remain responsible for such Affiliate’s or Third Party’s compliance with all obligations under this Agreement applicable to such Affiliate or Third Party. [***]. For clarity, no grant of any sublicense to a Third Party or an Affiliate shall relieve GNE of its obligations hereunder. [***] “Sublicensee” excludes any “Compulsory Sublicensee.”
(b)Subcontractors. Outside of the Research Program, GNE shall have the right to enter into subcontracts with Third Parties and Affiliates acting by or for the benefit of GNE with respect to the activities authorized under this Agreement; provided, that in each instance such subcontract is consistent with the terms and conditions of this Agreement. GNE shall remain responsible (at its cost) for and shall ensure that each subcontractor complies with the terms and conditions of this Agreement, to the extent applicable to such subcontractor.
(c)Trade Secrets. To the extent that any disclosure of Adaptimmune’s Confidential Information to any Third Party Sublicensee or subcontractor includes any of Adaptimmune’s trade secret information specifically identified as a trade secret by Adaptimmune in writing in advance to GNE (e.g., Adaptimmune’s Confidential Information related to the Adaptimmune Platform specifically identified as a trade secret by Adaptimmune in writing in advance to GNE), GNE shall notify Adaptimmune of such requirement to disclose prior to such disclosure and Adaptimmune shall be entitled to request additional protection measures from any such Third Party Sublicensee or subcontractor, including entry into a direct agreement of confidentiality with such Sublicensee or subcontractor.
7.2.License from GNE to Adaptimmune.

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7.2.1.License Grants. Subject to the terms and conditions of this Agreement (including Section 7.2.2 (Adaptimmune Covenants and Rights)), GNE hereby grants to Adaptimmune:
(a)a royalty-free, non-transferable (subject to Section 20.4 (Assignment)), worldwide, non-sublicensable, non-exclusive license under GNE Licensed IP to the extent necessary for Adaptimmune to conduct the Research Program.
(b)a perpetual, irrevocable, non-exclusive, royalty-free, fully-paid up, freely transferrable and freely sublicensable license under all of GNE’s interest in, to and under GNE Platform Improvement IP [***], in each case for any use (“GNE-to-Adaptimmune Grantback License”).
(c)a perpetual, irrevocable, non-exclusive, royalty-free, fully-paid up, sublicensable license under GNE Process Know-How to [***]. Adaptimmune shall have the right to sublicense the rights granted in this Section to its Affiliates and Third Parties; provided, that such sublicense is consistent with the terms and conditions of this Agreement; provided, further, that such Affiliate and Third Party shall comply with the obligations that apply to Adaptimmune under Article 9 (Exclusivity) (to the extent applicable to the cell therapies being researched, developed or commercialized by such Affiliate or Third Party); and provided, further, that Adaptimmune shall remain responsible for such Affiliate’s or Third Party’s compliance with all obligations under this Agreement applicable to such Affiliate or Third Party, including those under Article 9 (Exclusivity).
7.2.2.Adaptimmune Covenants and Rights. Adaptimmune shall have the right to use GNE-Provided αβ Receptors and any other materials provided by GNE under this Agreement solely for the purposes of performing the activities under the Research Program and not for any other purpose, [***].
7.2.3.Excluded GNE Affiliate Assets. Notwithstanding anything to the contrary in this Section 7.1 (License from GNE to Adaptimmune) or elsewhere in this Agreement, no licenses or rights are granted to Adaptimmune under any information, data, proprietary materials and/or other intellectual property rights, whether or not patentable, that are Controlled by any of the following entities, unless and until such entity is deemed an Affiliate of GNE in accordance with Section 1.18 (“Affiliate”): [***], and each of their respective subsidiaries.
7.3.Third Party IP Licenses.
7.3.1.Notice. If at any time during the Term, either Party reasonably determines that a license under any Third Party Intellectual Property may be necessary or useful for the Development, Manufacture or Commercialization of any Licensed Product (“Third Party IP”), and a Third Party Infringement Claim has not occurred with respect to such Third Party Intellectual Property, then such Party will promptly notify the other Party in writing via the JIPC (“Third Party IP Notice”). The JIPC shall then discuss and determine whether any changes need to be made to the Research Plan (if the Research Term has not then expired or earlier terminated) to avoid any potential infringement of such Third Party IP or whether one or both of the Parties should negotiate to obtain a license under or otherwise acquire rights to such Third Party IP. For

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clarity, if a Third Party Infringement Claim has occurred with respect to such Third Party IP, then Section 12.5 (Third Party Infringement Claims) shall apply. [***].
7.3.2.Right to Obtain.
(a)IP Relevant to Adaptimmune Platform. To the extent such Third Party IP specifically relates to the use of the Adaptimmune Platform, [***] will have the first right to obtain a license under such Third Party IP [***] (“[***] Third Party IP License”). [***] shall provide [***] with the opportunity to review drafts of and provide comments with respect to such [***] Third Party IP License when [***] becomes aware that [***] would incur payment obligations to such Third Party as a direct result of [***]’s exercise of such Third Party IP under the licenses granted to [***] under this Agreement (“[***]”) and shall consider such comments in good faith. [***].
(b)Other Third Party Licenses. Subject to Section 7.3.2(a) (IP Relevant to Adaptimmune Platform), [***] shall have the right to obtain licenses to all Third Party IP and shall have [***]. To the extent such Third Party IP is necessary for [***] performance of its activities under the Research Program, [***] will use commercially reasonable efforts to obtain a right under such license for [***] to sublicense such rights to [***] for use in [***] performance of the Research Program. For clarity, [***] shall also have the right to itself obtain licenses to such Third Party IP.
7.4.No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patents or other Intellectual Property rights of the other Party (either expressly or by implication or estoppel).
7.5.GNE and Roche. As used in this Article 7 (Licenses), the terms “GNE” and “Parties” shall include Roche.
7.6.Pre-Existing License Terms. Use of iPS Cell Lines provided by Adaptimmune under the Research Plan are subject to the terms and conditions from the Existing Upstream License Agreements that are set out or specifically referenced in Schedule 7.6 (Pre-Existing License Terms). GNE agrees to comply with such terms and conditions to the extent applicable to GNE. [***].
7.7.[***].
Article 8
MANUFACTURING, SUPPLY AND TECHNOLOGY TRANSFER
8.1.Phase I Supply by Adaptimmune.
8.1.1.Phase I Materials. Adaptimmune shall Manufacture and supply all Allogeneic T-Cells and Collaboration Off-the-Shelf T-Cell Therapies, in each case developed solely or jointly by Adaptimmune during the Research Program and required for the performance of the Research Program (“Research Program Materials”) and the first Phase I Clinical Trial of each Collaboration Off-the-Shelf T-Cell Therapy (“Phase I Materials”). Adaptimmune shall conduct

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all its respective Manufacturing and supply activities hereunder in compliance with all laws, rules and regulations, including GMP, applicable to its performance of such Manufacturing and supply activities. Adaptimmune shall, in performing its Manufacturing and supply obligations, assign responsibilities to those portions of its organization that have the appropriate resources, expertise and responsibility for such obligations.
8.1.2.Phase I Supply Agreement. For each Collaboration Off-the-Shelf T-Cell Therapy, the Parties shall mutually agree upon and enter a supply agreement and a quality agreement for such Manufacture and supply of Phase I Materials by Adaptimmune (“Phase I Material Supply Agreement”), such Phase I Material Supply Agreement to be agreed upon and entered into by [***] applicable to the commencement of Clinical Trials for such Collaboration Off-the-Shelf T-Cell Therapy. [***].
8.1.3.Quality Agreement. The Parties shall enter into a quality agreement for clinical Manufacture and supply of Phase I Materials by Adaptimmune by no later than the date of execution of the Phase I Material Supply Agreement. Such quality agreement shall contain detailed provisions setting forth the technical and quality requirements for the Manufacture and supply of Phase I Materials in accordance with the specifications therefor and laws, rules and regulations, including compliance requirements, and disposition of Phase I Material, in each case as applicable to Adaptimmune’s Manufacture and supply of Phase I Materials (“Quality Agreement”). GNE shall have the right, at its own cost, to conduct an initial audit prior to execution of the Quality Agreement and subsequent audits, of any facility at which the Manufacture of the Phase I Materials to be provided under the Phase I Material Supply Agreement will be performed. Any initial audit will be arranged at a time reasonably convenient to Adaptimmune and within normal business hours of Adaptimmune. GNE shall provide a minimum of [***] days’ notice ahead of such initial audit. The subsequent audits will be performed in accordance with the terms of the Quality Agreement. Each audit shall not exceed [***] days and shall be limited to the facility at which Manufacture of Phase I Material is performed.
8.2.GNE Supply.
8.2.1.Off-the Shelf Phase I Supply by GNE. Notwithstanding Section 8.1 (Phase I Supply by Adaptimmune), if GNE provides written notice to Adaptimmune prior to entry into any Phase I Material Supply Agreement for the Manufacture and supply of a given Collaboration Off-the-Shelf T-Cell Therapy, and in any event no later than [***] prior to the anticipated filing of the first IND applicable to the commencement of Clinical Trials for any Collaboration Off-the-Shelf T-Cell Therapy, that GNE has determined that GNE shall instead Manufacture and supply all Phase I Materials for such Collaboration Off-the-Shelf T-Cell Therapy, then GNE shall have the right to undertake such Manufacturing and Adaptimmune shall, after the delivery of such written notice, no longer have such obligation to Manufacture and supply such Collaboration Off-the-Shelf T-Cell Therapy.
8.2.2.Clinical and Commercial Supply. Subject to Adaptimmune’s obligation to Manufacture and supply described in Section 8.1 (Phase I Supply by Adaptimmune), GNE shall be solely responsible for clinical and commercial supply, and Manufacturing, of all Licensed Products in the Territory.

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8.3.Provision of Cell Lines. If more vials of any Working Cell Bank are required for activities under this Agreement than are provided to GNE pursuant to this Section 8.3 (Provision of Cell Lines), the Parties shall discuss in good faith the provision of additional supply of such materials by Adaptimmune.
8.3.1.Collaboration OTS Cell Banks. [***].
8.3.2.Collaboration Personalised Cell Banks. [***].
8.3.3.Collaboration iPS Cell Lines. [***].
8.4.Technology Transfer. For each (a) Collaboration Off-the-Shelf T-Cell Therapy developed under the Research Program for which GNE provides notice that GNE elects to Manufacture such Collaboration Off-the-Shelf T-Cell Therapy pursuant to Section 8.2.1 (Off-the-Shelf Phase I Supply by GNE), Adaptimmune shall, at GNE’s request, transfer to GNE or any CMO (acting on behalf of GNE) reasonably acceptable to Adaptimmune the differentiation process used to create the applicable Collaboration Off-the-Shelf T-Cell Therapy from the applicable Collaboration OTS MCB and each analytical method and assay (e.g., IPC, release, characterizations, and stability studies) used in or reasonably required for the Manufacture and release of such Collaboration Off-the-Shelf T-Cell Therapy, (b) Collaboration Off-the-Shelf T-Cell Therapy (other than such Collaboration Off-the-Shelf T-Cell Therapy described in clause (a) above) developed under the Research Program, Adaptimmune shall, prior to commencement of the first Phase II clinical trial for such Collaboration Off-the-Shelf T-Cell Therapy (or such other time as mutually agreed by the Parties), transfer to GNE or any CMO (acting on behalf of GNE) reasonably acceptable to Adaptimmune the differentiation process used to create the applicable Collaboration Off-the-Shelf T-Cell Therapy from the applicable Collaboration OTS MCB and each analytical method and assay (e.g., IPC, release, characterizations, and stability studies) used in or reasonably required for the Manufacture and release of such Collaboration Off-the-Shelf T-Cell Therapy, and (c) Collaboration Personalised T-Cell Therapy under the Research Program, Adaptimmune shall, prior to commencement of the first Phase I clinical trial for the applicable Collaboration Personalised T-Cell Therapy (or by such other time as mutually agreed by the Parties), transfer to GNE or any CMO (acting on behalf of GNE) reasonably acceptable to Adaptimmune the process for Manufacture of the αβ Allogeneic T-Cells used in the Manufacture and release of such Collaboration Personalised T-Cell Therapy, in each case ((a), (b) and (c)) at [***]. Such technology transfer and its respective timing would be further detailed in a technology transfer plan mutually agreed between the Parties (“Tech Transfer Plan”). Such Tech Transfer Plan shall include acceptance criteria and an end date and shall include, at a minimum, such information, assistance and materials reasonably necessary to enable GNE to Manufacture (i) the applicable αβ Allogeneic T-Cells required for Manufacture of any Collaboration Personalised T-Cell Therapy, or (ii) the applicable Collaboration Off-the-Shelf T-Cell Therapy.
Article 9
EXCLUSIVITY
9.1.Adaptimmune Exclusivity Requirements. Adaptimmune hereby agrees to the following restrictions (collectively the “Exclusivity Requirements”):

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9.1.1.Off-the-Shelf T-Cell Therapy. During the Off-the-Shelf Exclusivity Term, to the extent permitted by applicable laws, and on a Collaboration Target-by-Collaboration Target basis, Adaptimmune shall not itself, or through or with any of its Affiliates, directly or indirectly, Research, Develop or Commercialize, or authorize, enable, or license, directly or indirectly, any Third Party to Research, Develop or Commercialize any Cell Therapy that contains at least one αβ Receptor that is Directed To any Collaboration Target. “Off-the-Shelf Exclusivity Term” means, on a Collaboration Target-by-Collaboration Target basis, the period of time beginning on the Effective Date and ending: (a) [***]. Notwithstanding the foregoing, on a Collaboration Target-by-Collaboration Target basis, if [***] then (A) the Exclusivity Requirements in this Section 9.1.1 (Off-the-Shelf T-Cell Therapy) would cease to apply in relation to such Collaboration Target, and (B) GNE’s obligations under Section 4.3 (Progress Reports) would cease to apply in relation to such Collaboration Target. For clarity, inclusion of αβ Receptor(s) in a Cell Therapy, where such αβ Receptor(s) have been engineered, Researched or Developed to be Directed To a Target that is not a Collaboration Target (as long as such αβ Receptor(s) were not originally isolated from the patient to whom the therapy is administered), shall not be prohibited by the exclusivity commitment in this paragraph.
9.1.2.Personalised T-Cell Therapy. During the Personalised Exclusivity Term, to the extent permitted under applicable laws, Adaptimmune shall not itself, or through or with any of its Affiliates, directly or indirectly, Research, Develop or Commercialize, or authorize, enable, or license any Third Party, directly or indirectly, to Research, Develop or Commercialize, any Cell Therapy Developed or Manufactured from an iPS Cell and that contains at least one αβ Receptor isolated from the patient to whom such therapy is administered, or any αβ Receptor that is modified after such isolation from, and prior to such administration to, such patient. “Personalised Exclusivity Term” means the period of time beginning on the Effective Date and ending [***]. Notwithstanding the foregoing, if [***] then (A) the Exclusivity Requirements in this Section 9.1.2 (Personalised T-Cell Therapy) would cease to apply in relation to Collaboration Personalised T-Cell Therapies, and (B) GNE’s obligations under Section 4.3 (Progress Reports) would cease to apply in relation to all Collaboration Personalised T-Cell Therapies.

For clarity, the restrictions set out in Section 9.1.1 (Off-the-Shelf T-Cell Therapy) or Section 9.1.2 (Personalised T-Cell Therapy) shall not prevent Adaptimmune from Researching, Developing, Manufacturing or Commercializing (a) autologous Cell Therapies save where such Cell Therapies are Directed To a Collaboration Target; (b) Cell Therapies Manufactured or Developed from an iPS Cell and comprising Receptors engineered to be Directed To Targets other than Collaboration Targets; or (c) [***].

9.2.Change of Control.
9.2.1.Segregation. Notwithstanding anything in Section 9.1 (Adaptimmune Exclusivity Requirements) to the contrary, if (a) Adaptimmune undergoes a Change of Control, and (b) on the date of the closing of such Change of Control or at any time thereafter, the Acquiring Entity or Acquiring Entity Family are Researching, Developing, Manufacturing or Commercializing a Cell Therapy that would be subject to the restrictions described in Section 9.1 (Adaptimmune Exclusivity Requirements) if conducted by Adaptimmune (including any such Cell Therapy that [***]) (such Cell Therapy a “Competing Product”), then Adaptimmune will not be

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in breach of Section 9.1 (Adaptimmune Exclusivity Requirements) as a result of such Change of Control or the continuation or start of such activities by such Acquiring Entity or Acquiring Entity Family thereafter; provided that such Acquiring Entity or Acquiring Entity Family Segregates such Competing Product.
9.2.2.Segregation of Adaptimmune Collaboration Activities. Adaptimmune shall notify GNE in writing as soon as possible after Adaptimmune announces publicly any information regarding any proposed Change of Control of Adaptimmune (or if the Change of Control will not be publicly announced, then no later than [***] after the closing of the Change of Control transaction). GNE will have the right to request that Adaptimmune Segregate its performance of the Research Program from other activities of the Acquiring Entity or Acquiring Entity Family by delivery of written notice (“Change of Control Notice”) to Adaptimmune within [***] of the effective date of such Change of Control. Upon delivery of the Change of Control Notice, Adaptimmune will use reasonable efforts to ensure that its activities under the Research Program are Segregated from those of the Acquiring Entity or Acquiring Entity Family and will confirm that such Segregation has occurred in writing to GNE.
Article 10
FINANCIAL TERMS
10.1.Upfront Payment. In consideration of the rights granted by Adaptimmune under Article 7 (Licenses) of this Agreement, GNE shall pay to Adaptimmune a non-refundable, non-creditable upfront payment in the amount of One Hundred Fifty Million US Dollars ($150,000,000). Such payment shall be made within [***] days after receipt of invoice from Adaptimmune, which invoice shall be given after the Effective Date.
10.2.Research Term Extension Fee. If GNE exercises its right to extend the Initial Research Term by an Additional Research Term, or to extend the first Additional Research Term by an Additional Research Term (as further described in Section 3.3.2 (Research Term Extension)), GNE shall pay Adaptimmune a non-refundable, non-creditable payment of [***] (“Research Term Extension Fee”) for each such Additional Research Term, such payment to be made by GNE to Adaptimmune within [***] days after receipt of invoice from Adaptimmune for such Research Term Extension Fee.
10.3.[***] and Research Milestone Payments.
10.3.1.[***] Payments. GNE shall pay Adaptimmune the following non-refundable, non-creditable payments in consideration for the [***] following achievement of the corresponding event within [***] days after receipt of invoice from Adaptimmune for such payment following such event:
Event	Payment Amount (in US Dollars)
[***]	[***]

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Event	Payment Amount (in US Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

10.3.2.Research Milestone Payments. GNE shall pay Adaptimmune the following non-refundable, non-creditable Research milestone payments following achievement of the corresponding event within [***] days after receipt of invoice from Adaptimmune for such payment following such event:
Event	Payment Amount (in US Dollars)
[***]	[***]
[***]	[***]

For purposes of this Section 10.3.2 (Research Milestone Payments):

(a)[***].
(b)[***].
10.3.3.Additional Collaboration Targets. As described in Section 3.4.1 (Collaboration Targets), GNE shall have the right to designate up to [***] Additional Collaboration Targets in addition to the [***] Initial Collaboration Targets. For each of these Additional Collaboration Targets, GNE shall pay Adaptimmune a non-refundable, non-creditable, payment of [***] (each an “Additional Collaboration Target Designation Fee”) in consideration for the grant of the rights for such Additional Collaboration Targets, such payment to be made by GNE to Adaptimmune within [***] days after receipt of invoice (which shall not be given to GNE prior to when the nominated Target is deemed an Additional Collaboration Target in accordance with Section 3.6 (Nomination)) from Adaptimmune for such Additional Collaboration Target Designation Fee. For clarity, no Additional Collaboration Target Designation Fee shall be due if any Collaboration Target is substituted in accordance with Section 3.4.2 (Collaboration Target Substitution).

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10.4.Development Event Payments.
10.4.1.Collaboration Off-the-Shelf T-Cell Therapy Development Milestones. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), on a Collaboration Target-by-Collaboration Target basis, GNE shall pay Adaptimmune the Development milestone payments set forth in Schedule 10.4.1(a) and Schedule 10.4.1(b) (each, an “Off-the-Shelf Development Milestone Payment”) following achievement of the corresponding milestone event specified in Schedule 10.4.1(a) and Schedule 10.4.1(b) (each, an “Off-the-Shelf Development Milestone Event”).
(a)No Adaptimmune Opt-In. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), on a Collaboration Target-by-Collaboration Target basis, with respect to each such Collaboration Target for which Adaptimmune has not exercised its Opt-In, GNE shall pay Adaptimmune the Off-the-Shelf Development Milestone Payments set forth in Schedule 10.4.1(a) following achievement of the corresponding Off-the-Shelf Development Milestone Event specified in such Schedule by the applicable Collaboration Off-the-Shelf T-Cell Therapy that is Directed To such Collaboration Target.
(b)Adaptimmune Opt-In. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), on a Collaboration Target-by-Collaboration Target basis, with respect to each such Collaboration Target for which Adaptimmune has exercised its Opt-In, GNE shall pay Adaptimmune the Off-the-Shelf Development Milestone Payments set forth in Schedule 10.4.1(b) following achievement of the corresponding Off-the-Shelf Development Milestone Event specified in such Schedule by the applicable Collaboration Off-the-Shelf T-Cell Therapy that is Directed To such Collaboration Target.
(c)Number of Payments Per Collaboration Target. Each Off-the-Shelf Development Milestone Payment in Schedule 10.4.1(a) and Schedule 10.4.1(b), whichever is applicable, shall be paid only once per Collaboration Target regardless of how many times the corresponding Off-the-Shelf Development Milestone Event is achieved by Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target.
10.4.2.Collaboration Personalised T-Cell Therapy Development Milestones. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), GNE shall pay Adaptimmune the Development milestone payments set forth in Schedule 10.4.2 (each, a “Personalised Development Milestone Payment”) following achievement of the corresponding milestone event specified in such Schedule (each, a “Personalised Development Milestone Event”) by the applicable Collaboration Personalised T-Cell Therapy. Each milestone payment would be paid only once regardless of how many times the corresponding milestone event is achieved by Collaboration Personalised T-Cell Therapies.
10.5.Net Sales Event Payments.
10.5.1.Collaboration Off-the-Shelf T-Cell Therapy Net Sales Milestones. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), on a Collaboration Target-by-Collaboration Target basis, GNE shall pay Adaptimmune the payments described in the tables in this Section 10.5.1 (Collaboration Off-the-Shelf T-Cell Therapy Net Sales Milestones) (each, an “Off-the-

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Shelf Net Sales Milestone Payment”) following achievement of the corresponding milestone event for Annual Net Sales of Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target that occur in the applicable portion of the Territory (each, an “Off-the-Shelf Net Sales Milestone Event”).
(a)No Adaptimmune Opt-In. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), on a Collaboration Target-by-Collaboration Target basis, with respect to each such Collaboration Target for which Adaptimmune has not exercised its Opt-In, GNE shall pay Adaptimmune the applicable Off-the-Shelf Net Sales Milestone Payment specified in the table below following achievement of the corresponding Off-the-Shelf Net Sales Milestone Event specified in the table below for worldwide Annual Net Sales of all Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target. Each Off-the-Shelf Net Sales Milestone Payment shall be paid only once per Collaboration Target regardless of how many, or how many times, Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target generate, individually or collectively, Annual Net Sales at or beyond the thresholds below, and in no event will GNE pay more than [***] in Off-the-Shelf Net Sales Milestone Payments for each Collaboration Target that is not the subject of an Opt-In.
Off-the-Shelf Net Sales Milestone Event (No Opt-In Exercised)	Off-the-Shelf Net Sales Milestone Payment (in US Dollars)
When worldwide Annual Net Sales for all Collaboration Off-the-Shelf T-Cell Products Directed To the applicable Collaboration Target [***]	$[***]
When worldwide Annual Net Sales for all Collaboration Off-the-Shelf T-Cell Products Directed To the applicable Collaboration Target [***]	$[***]
When worldwide Annual Net Sales for all Collaboration Off-the-Shelf T-Cell Products Directed To the applicable Collaboration Target [***]	$[***]
Total amount payable per Collaboration Target	$[***]

(b)Adaptimmune Opt-In. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), on a Collaboration Target-by-Collaboration Target basis, with respect to each such Collaboration Target for which Adaptimmune has timely exercised its Opt-In, GNE shall pay Adaptimmune the applicable Off-the-Shelf Net Sales Milestone Payment specified in the table below following achievement of the corresponding Off-the-Shelf Net Sales Milestone Event specified in the table below for Annual Net Sales of all Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target that occur outside the US. Each Off-the-Shelf Net Sales Milestone Payment shall be paid only once per Collaboration Target regardless of how many, or how many times, Collaboration Off-the-Shelf T-Cell Therapies that are Directed To

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such Collaboration Target generate, individually or collectively, Annual Net Sales at or beyond the thresholds below, and in no event will GNE pay more than [***] in Off-the-Shelf Net Sales Milestone Payments for each Collaboration Target that is the subject of an Opt-In.

Off-the-Shelf Net Sales Milestone Event (Opt-In Exercised)	Off-the-Shelf Net Sales Milestone Payment (in US Dollars)
When Annual Net Sales outside the US for all Collaboration Off-the-Shelf T-Cell Products Directed To the applicable Collaboration Target [***]	$[***]
When Annual Net Sales outside the US for all Collaboration Off-the-Shelf T-Cell Products Directed To the applicable Collaboration Target [***]	$[***]
When Annual Net Sales outside the US for all Collaboration Off-the-Shelf T-Cell Products Directed To the applicable Collaboration Target [***]	$[***]
Total amount payable per Collaboration Target	$[***]

10.5.2.Collaboration Personalised T-Cell Therapy Net Sales Milestones. Subject to Section 10.8.7 (Sunset of Certain Payment Terms), GNE shall pay Adaptimmune the payments described in the table in this Section 10.5.2 (Collaboration Personalised T-Cell Therapy Net Sales Milestones) (each, a “Personalised Net Sales Milestone Payment”) following achievement of the corresponding milestone event for Annual Net Sales of Collaboration Personalised T-Cell Therapies described in the table in this Section (each, a “Personalised Net Sales Milestone Event”). Each Personalised Net Sales Milestone Event may be achieved by the world-wide Annual Net Sales of all Collaboration Personalised T-Cell Therapies. Each Personalised Net Sales Milestone Payment shall be paid only once regardless of how many, or how many times, Collaboration Personalised T-Cell Therapies generate, individually or collectively, Annual Net Sales at or beyond the thresholds below, and in no event will GNE pay [***] in Personalised Net Sales Milestone Payments.

Personalised Net Sales Milestone Event	Personalised Net Sales Milestone Payment (in US Dollars)
When worldwide Annual Net Sales for all Collaboration Personalised T-Cell Therapies [***]	$[***]

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Personalised Net Sales Milestone Event	Personalised Net Sales Milestone Payment (in US Dollars)
When worldwide Annual Net Sales for all Collaboration Personalised T-Cell Therapies [***]	$[***]
When worldwide Annual Net Sales for all Collaboration Personalised T-Cell Therapies [***]	$[***]
When worldwide Annual Net Sales for all Collaboration Personalised T-Cell Therapies [***]	$[***]
Total amount payable for achieving all Personalised Net Sales Milestone Events	$[***]

10.6.Notice of Achievement; Payment. With respect to each research milestone listed in Section 10.3 (Exclusivity and Research Milestone Payments), and each event listed in Section 10.4 (Development Event Payments) and Section 10.5 (Net Sales Event Payments), GNE shall notify Adaptimmune following the achievement of such event within [***] days after the quarter for which such event occurs. On or after Adaptimmune’s receipt of such notice of achievement, Adaptimmune shall submit a written invoice to GNE for the corresponding milestone payment. Each such invoice shall specify the applicable milestone event, and, unless otherwise requested by GNE in writing, Adaptimmune shall email such invoices to GNE’s Alliance Manager. GNE shall pay Adaptimmune the respective accrued and payable milestone payment within [***] days of receipt of an invoice from Adaptimmune with respect thereto.
10.7.Royalties.
10.7.1.Royalty Payments for Collaboration Off-the-Shelf T-Cell Therapy.
(a)No Adaptimmune Opt-In. On a Collaboration Target-by-Collaboration Target basis, with respect to each such Collaboration Target for which Adaptimmune has not exercised its Opt-In, GNE shall pay Adaptimmune the following tiered royalties on aggregate worldwide Annual Net Sales of Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target that occur during the applicable Royalty Term in the Territory.
Aggregate Worldwide Annual Net Sales of all Collaboration Off-the-Shelf T-Cell Therapies for a Given Collaboration Target (in US Dollars; no Adaptimmune Opt-In)	Royalty Rate Applicable
[***]	[***]
[***]	[***]

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[***]	[***]

(b)Adaptimmune Opt-In. On a Collaboration Target-by-Collaboration Target basis, with respect to each such Collaboration Target for which Adaptimmune has exercised its Opt-In, GNE shall pay Adaptimmune the following tiered royalties on aggregate Annual Net Sales of Collaboration Off-the-Shelf T-Cell Therapies that are Directed To such Collaboration Target that occur during the applicable Royalty Term outside of the US. For clarity, if Adaptimmune has exercised its Opt-In with respect to a Collaboration Target, then GNE shall have no obligation to pay any royalties to Adaptimmune under this Section 10.7.1(b) (Adaptimmune Opt-In) on Net Sales of any Collaboration Off-the-Shelf T-Cell Therapies Directed To such Collaboration Target that occur within the US and instead will share US Net Profits and Net Losses in accordance with Section 10.9 (Economic Effect of Opt-In; Profit-Share).
Ex-US Annual Net Sales of all Collaboration Off-the-Shelf T-Cell Therapies for a Given Collaboration Target (in US Dollars; Adaptimmune Opt-In)	Royalty Rate Applicable
[***]	[***]
[***]	[***]
[***]	[***]

10.7.2.Royalty Payments for Collaboration Personalised T-Cell Therapy. GNE shall pay Adaptimmune the following tiered royalties on aggregate worldwide Annual Net Sales of all Collaboration Personalised T-Cell Therapies that occur during the applicable Royalty Term in the Territory.
Aggregate Worldwide Annual Net Sales of Collaboration Personalised T-Cell Therapies (in US Dollars)	Royalty Rate Applicable
[***]	[***]
[***]	[***]
[***]	[***]

10.8.Royalty Reductions.
10.8.1.Payments For Third Party IP. GNE may offset against any royalty payment due and payable by GNE to Adaptimmune under Section 10.7 (Royalties) with respect to such Licensed Product by [***] (or an Affiliate or Sublicensee) pursuant to a license under Third Party IP obtained after the Effective Date in accordance with Section 7.3 (Third Party IP Licenses) (each a “Third Party IP License”); provided, [***].

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10.8.2.Biosimilar. On a country-by-country and Licensed Product-by-Licensed Product basis, following the First Commercial Sale of a Biosimilar to a Licensed Product in a country, if Net Sales of the applicable Licensed Product in such country [***] the royalties due and payable by GNE for such Licensed Product under Section 10.7 (Royalties) [***] in such country. As used herein, “Biosimilar” means with respect to a Licensed Product, any drug, biological product or Cell Therapy that (a) [***]; provided, in each instance under clauses (a)-(c), which Biosimilar is sold by a Third Party that is not a licensee or Sublicensee of GNE (or any of its Affiliates) and that has not otherwise been authorized, directly or indirectly, by GNE (or any of its Affiliates) to market and sell such product.
10.8.3.Single Royalty. No more than one royalty payment shall be due under Section 10.7 (Royalties) with respect to a sale of a particular Licensed Product. For the avoidance of doubt, multiple royalties shall not be payable because the sale of a particular Licensed Product is Covered by more than one (1) Valid Claim of the Adaptimmune Royalty Patent Rights in the country in which such Licensed Product is sold.
10.8.4.No Valid Claims. Subject to Section 10.8.5 (Royalty Floor), on a Licensed Product-by-Licensed Product and country-by-country basis, if such Licensed Product is no longer Covered by a Valid Claim of (a) [***] the applicable royalty rates for Net Sales with respect to such Licensed Product pursuant to Section 10.7 (Royalties) in such country will be [***].
10.8.5.Royalty Floor. On a calendar quarter-by-calendar quarter, country-by-country, and Licensed Product-by-Licensed Product basis, the [***].
10.8.6.Rights Following Expiration of Royalty Term. On a country-by-country and Licensed Product-by-Licensed Product basis, upon expiry of its payment obligation hereunder with respect to a Licensed Product in a country, all of the licenses granted to GNE under this Agreement, including in Section 7.1.1 (License Grants), shall be perpetual, non-exclusive, irrevocable, fully paid-up, and royalty-free in respect of that Licensed Product in that country.
10.8.7.Sunset of Certain Payment Terms.
(a)Collaboration Off-the-Shelf T-Cell Therapy. Notwithstanding anything to the contrary in this Agreement, if GNE creates a Cell Line that is Functionally Distinct from all then-existing Collaboration OTS Cell Lines (each such Cell Line “GNE-Modified OTS Cell Line”) and incorporates an αβ Allogeneic T-Cell that is engineered or differentiated from such GNE-Modified OTS Cell Line into a Collaboration Off-the-Shelf T-Cell Therapy, then the following shall apply:
(i)If such GNE-Modified OTS Cell Line has a Cell Line Creation Date that occurs (A) [***], then the Off-the-Shelf Development Milestone Payments for any Off-the-Shelf Development Milestone Event achieved by any Collaboration Off-the-Shelf T-Cell Therapy that contains such GNE-Modified OTS Cell Line, to the extent payable per the terms of Section 10.4.1(a) (No Adaptimmune Opt-In) or Section 10.4.1(b) (Adaptimmune Opt-In), shall be [***]; and (B) during the [***], then the Off-the-Shelf Development Milestone Payments for any Off-the-Shelf Development Milestone Event achieved by any Collaboration Off-the-Shelf T-Cell

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Therapy that contains such GNE-Modified OTS Cell Line, to the extent payable per the terms of Section 10.4.1(a) (No Adaptimmune Opt-In) or Section 10.4.1(b) (Adaptimmune Opt-In), [***].
(ii)If such GNE-Modified OTS Cell Line has a Cell Line Creation Date that [***], then GNE shall [***] for any Off-the-Shelf Development Milestone Event subsequently achieved by any Collaboration Off-the-Shelf T-Cell Therapy that contains such GNE-Modified OTS Cell Line
(iii)For clarity, (A) this Section 10.8.7(a) (Collaboration Off-the-Shelf T-Cell Therapy) does not apply to any Collaboration Off-the-Shelf T-Cell Therapy containing a Cell Line created by the Parties during the Research Term, including all GNE-Modified OTS Cell Lines created by GNE during the Research Term, and (B) the [***] described in this Section 10.8.7(a) (Collaboration Off-the-Shelf T-Cell Therapy) shall not apply to any other payments described in Article 10 (Financial Terms) of this Agreement, including royalties.
(b)Collaboration Personalised T-Cell Therapy. Notwithstanding anything to the contrary in this Agreement, if GNE creates a Cell Line that is Functionally Distinct from all then-existing Collaboration Personalised Cell Lines (each such Cell Line a “GNE-Modified Personalised Cell Line”) and incorporates an αβ Allogeneic T-Cell that is engineered or differentiated from such GNE-Modified Personalised Cell Line into a Collaboration Personalised T-Cell Therapy, the following shall apply:
(i)If such GNE-Modified Personalised Cell Line has a Cell Line Creation Date that occurs (A) [***], then the Personalised Development Milestone Payments for any Personalised Development Milestone Event achieved by any Collaboration Personalised T-Cell Therapy that contains such GNE-Modified Personalised Cell Line, to the extent payable per the terms of Section 10.4.2 (Collaboration Personalised T-Cell Therapy Development Milestones), [***]; and (B) during the [***], then the Personalised Development Milestone Payments for any Personalised Development Milestone Event achieved by any Collaboration Personalised T-Cell Therapy that contains such GNE-Modified Personalised Cell Line, to the extent payable per the terms of Section 10.4.2 (Collaboration Personalised T-Cell Therapy Development Milestones), [***].
(ii)If such GNE-Modified Personalised Cell Line has a Cell Line Creation Date that occurs [***], then GNE shall [***] Personalised Development Milestone Payments for any Personalised Development Milestone Event achieved by any Collaboration Personalised T-Cell Therapy that contains such GNE-Modified Personalised Cell Line.
(iii)For clarity, (A) this Section 10.8.7(b) (Collaboration Personalised T-Cell Therapy) does not apply to any Collaboration Personalised T-Cell Therapy containing a Cell Line created by the Parties during the Research Term, including all GNE-Modified Personalised Cell Lines created by GNE during the Research Term, and (B) the reductions described in this Section 10.8.7(b) (Collaboration Personalised T-Cell Therapy) shall not apply to any other payments described in Article 10 (Financial Terms) of this Agreement, including royalties.
(c)“Cell Line Creation Date” means the date on which [***].

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(d)[***].
10.9.Economic Effect of Opt-In; Profit-Share. Notwithstanding anything to the contrary in this Agreement, as of the Opt-In Effective Date, (a) Sections 10.4.1(b) (Adaptimmune Opt-In), 10.5.1(b) (Adaptimmune Opt-In) and 10.7.1(b) (Adaptimmune Opt-In) shall apply with respect to the Collaboration Off-the-Shelf T-Cell Therapies that are the subject of the applicable Opt-In, and (b) in lieu of the royalties contemplated in Section 10.7 (Royalties) on US Net Sales of such Collaboration Off-the-Shelf T-Cell Therapies, the following terms will apply to each Collaboration Off-the-Shelf T-Cell Therapy Directed To such Collaboration Target sold in the US during the applicable Opt-In Term:
10.9.1.US Net Profits and Net Losses Reports and Payments. During the applicable Opt-In Term, US Net Profits and Net Losses with respect to each Collaboration Off-the-Shelf T-Cell Therapy for the applicable Collaboration Target will be shared equally by the Parties on a quarterly basis. Within [***] days after the end of a calendar quarter, GNE will report in writing to Adaptimmune the elements of the US Net Profits and Net Losses calculation for such quarter for the applicable Collaboration Off-the-Shelf T-Cell Therapy that GNE controls, including the Net Sales in the US and Allowable Expenses incurred or accrued by GNE or any of its Affiliates or Sublicensees. Within such [***] day period, Adaptimmune will report in writing to GNE the Allowable Expenses, if any, Adaptimmune incurred or accrued during such calendar quarter for the applicable Collaboration Off-the-Shelf T-Cell Therapy. Each Party’s report will specify all expenses included in its Allowable Expenses, identified in reasonable detail. At the request of a Party, the other Party will provide additional reasonable supporting documentation to support its calculations and make its personnel reasonably available during normal working hours to answer questions. Within the [***] after the end of the applicable calendar quarter or [***] after GNE’s receipt of Adaptimmune’s report, GNE will provide to Adaptimmune a consolidated financial statement setting forth the US Net Profits and Net Losses for each applicable Collaboration Off-the-Shelf T-Cell Therapy for the calendar quarter, and the following remittances will be paid as set forth below after GNE has provided such consolidated financial statement:
(a)if there is a Net Profit for the applicable Collaboration Off-the-Shelf T-Cell Therapy in such calendar quarter, then GNE will pay to Adaptimmune a reconciling payment amount equal to Adaptimmune’s portion of the Net Profit for such Collaboration Off-the-Shelf T-Cell Therapy for such calendar quarter within [***] days after providing the consolidated financial statement to Adaptimmune; or
(b)if there is a Net Loss for the applicable Collaboration Off-the-Shelf T-Cell Therapy in such calendar quarter, then GNE will invoice Adaptimmune for the amount equal to Adaptimmune’s portion of the Net Loss for such Collaboration Off-the-Shelf T-Cell Therapy for such calendar quarter. Payment by Adaptimmune of such amount will be due [***] days after receiving such an invoice from GNE.
(c)An example of the reconciliation calculation described in this Section 10.9.1 (US Net Profits and Net Losses Reports and Payments) is set forth on Exhibit E (Example US Net Profit and Net Loss Calculation in Section 10.9.1).

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10.10.Right of Negotiation. [***].
Article 11
PAYMENT TERMS; REPORTS; AUDITS
11.1.Timing of Royalty Payment. All royalty payments shall be made within [***] days of the end of each calendar quarter in which the sale was made.
11.2.Royalty Report. For each calendar quarter for which GNE has an obligation to make royalty payments, such payments shall be accompanied by a report that specifies for such calendar quarter the following information (“Net Sales Report”):

11.2.1.[***];

11.2.2.[***];

11.2.3.[***]

11.2.4.[***].

If GNE is reporting Net Sales for more than one Licensed Product, the foregoing information shall be reported on a Licensed Product-by-Licensed Product basis. Where no payment is due, GNE shall also deliver a report indicating such.

11.3.Mode of Payment. All payments hereunder shall be made in immediately available funds to the account listed below (or such other account as Adaptimmune shall designate before such payment is due):

[***]

11.4.Currency of Payments. All payments under this Agreement shall be made in United States dollars, unless otherwise expressly provided in this Agreement. Net Sales not made in United States dollars shall be converted into an amount in United States dollars as follows: (a) with respect to (i) sales by or on behalf of GNE or its Affiliates or (ii) sales by or on behalf of a given Sublicensee (that is not an Affiliate of GNE) if a royalty is paid to GNE or its Affiliates in the currency of such sales of Licensed Product are made, in each case ((i) and (ii)) using GNE’s customary and usual conversion procedures in accordance with the applicable Accounting Standard, consistently applied; and (b) with respect to sales by or on behalf of a given Sublicensee (that is not an Affiliate of GNE) if a royalty is paid to GNE or its Affiliates in United States dollars on such sales of Licensed Product that are not made in United States dollars, using the conversion procedures applicable to royalty payments by such Sublicensee to GNE for such sales under the applicable sublicense agreement; provided GNE shall provide Adaptimmune a copy of the portion of such sublicense agreement that are relevant to currency conversion, if requested by Adaptimmune, prior to or concurrently with the first Net Sales Report under which such currency conversion from such Sublicensee is utilized. In addition, the conversion procedures used by GNE will be provided to Adaptimmune.

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11.5.Blocked Currency. If, at any time, legal restrictions prevent GNE (or an Affiliate or Sublicensee) from remitting part or all of royalty payments when due with respect to any country in the Territory where Licensed Products are sold, GNE shall continue to provide Net Sales Reports for such royalty payments. [***].
11.6.Taxes.
11.6.1.Taxes. Each Party shall comply with applicable laws and regulations regarding filing and reporting for income tax purposes. All payments made under this Agreement shall be made free and clear of any and all taxes, duties, levies, fees or other charges, except for withholding taxes and VAT. GNE shall be entitled to deduct from payments made to Adaptimmune under this Agreement the amount of any withholding taxes required to be withheld, including under Section 11.6.2 (German Withholding Tax Requirement), to the extent paid to the appropriate governmental authority on behalf of Adaptimmune (and not refunded or reimbursed). GNE shall deliver to Adaptimmune, upon request and when available, proof of payment of all such withholding taxes. GNE shall provide reasonable assistance to Adaptimmune in seeking any benefits available to Adaptimmune with respect to government tax withholdings by any relevant law, regulation or double tax treaty. All payments made under this Agreement shall be exclusive of VAT (if applicable) and such VAT shall be paid promptly on receipt of a valid VAT invoice.
11.6.2.German Withholding Tax Requirement. The Parties acknowledge that payments to Adaptimmune with respect to the rights in Germany granted to GNE under this Agreement may be subject to (i) German income tax pursuant to sec. 49 para. 1 German Income Tax Act (“GITA”) and (ii) withholding tax pursuant to sec. 50a para. 1 GITA (the “German WHT Requirement”). Without limiting anything in Section 11.6.1 (Taxes) above, the following shall apply.
(a)Adaptimmune shall use reasonable efforts to provide GNE with such reasonable information relevant to assess the applicability of and the tax assessment basis for the German WHT Requirement.
(b)After reasonably taking into account any comments and information received from Adaptimmune, GNE shall use reasonable best efforts to determine (i) whether the German WHT Requirement is applicable on the licenses granted to GNE under this Agreement and (ii) the amount to be withheld and remitted to the competent German tax authority (including the allocation to and calculation of the assessment basis for the withholding).
(c)Based on the determination made pursuant to Section 11.6.2(b) (German Withholding Tax Requirement), GNE shall remit the withheld amount to the competent German tax authority in due course. With regards to GNE’s payment obligations under this Agreement, any amount paid to the German tax authority pursuant to the preceding sentence shall be deemed as payment to Adaptimmune. GNE shall provide reasonable assistance to Adaptimmune in seeking any benefits available to Adaptimmune with respect to government tax withholdings by the competent German tax authorities, including a valid exemption certificate (Freistellungsbescheinigung).

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(d)As soon as GNE has received a valid exemption certificate (Freistellungsbescheinigung) issued by a competent German tax authority (upon the application of Adaptimmune) confirming that Adaptimmune is not required to make a withholding pursuant to the German WHT Requirement, GNE shall not be allowed to make any deductions from any payments pursuant to this Section 11.6.2 (German Withholding Tax Requirement) for the time period specified in the exemption certificate.
11.7.Records; Inspection.
11.7.1.Records. GNE agrees to keep and to procure that Affiliates and Sublicensees agree to keep for [***] from the year of creation, records of all sales of Licensed Products, Development Costs, Launch Costs, and Allowable Expenses for each reporting period in which payments are due hereunder, showing sales of Licensed Products and applicable deductions in sufficient detail to enable the report provided under Section 11.2 (Royalty Report), Section 6.1.6 (Reports; Payments), and Section 10.9.1 (US Net Profits and Net Losses Reports and Payments) to be verified. GNE will include substantially similar rights as set forth in this Section 11.7 (Records; Inspection) in any Sublicense agreement.
11.7.2.Audits. Adaptimmune shall have the right to request that all Net Sales Reports, all reports of Development Costs and Launch Costs provided pursuant to Section 6.1.6 (Reports; Payments), and GNE reports of US Net Profits and Net Losses provided by GNE pursuant to Section 10.9.1 (US Net Profits and Net Losses Reports and Payments) be verified by an independent, certified and internationally recognized public accounting firm selected by Adaptimmune and acceptable to GNE (the “CPA Firm”), such acceptance not to be unreasonably withheld conditioned or delayed. Such right to request a verified report shall: (a) [***]; (b) [***]; and (c) [***]. Subject to Section 11.7.3 (Confidentiality), GNE shall, upon timely request and at least [***] Business Days advance notice from Adaptimmune and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of the reports provided under Section 11.2 (Royalty Report) and Section 10.9.1 (US Net Profits and Net Losses Reports and Payments) and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The final audit report shall be shared with GNE at the same time that it is shared with Adaptimmune.
11.7.3.Confidentiality. Prior to any audit under Section 11.7.2 (Audits), the CPA Firm shall enter into a written confidentiality agreement with GNE that: (a) limits the CPA Firm’s use of GNE’s records to the verification purpose described in Section 11.7.2 (Audits); (b) limits the information that the CPA Firm may disclose to Adaptimmune to the numerical summary of payments due and paid; and (c) prohibits the disclosure of any information contained in such records to any Third Party for any purpose (subject to customary exception for legally compelled disclosure). The Parties agree that all information subject to review under Section 11.7.2 (Audits) or provided by the CPA Firm to Adaptimmune is GNE’s Confidential Information, and Adaptimmune shall not use any such information for any purpose that is not germane to Section 11.7.2 (Audits).

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11.7.4.Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, GNE shall promptly pay any uncontested, understated amounts due to Adaptimmune. Any overpayment made by GNE shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at GNE’s election. Any audit under Section 11.7.2 (Audits) shall be at Adaptimmune’s expense; provided, that GNE shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that GNE underpaid Adaptimmune with respect to royalty payments by [***] or more for the audited period and such audited period includes [***] within a calendar year.
11.7.5.Audit Dispute. In the event of a dispute with respect to any audit under Section 11.7.4, Adaptimmune and GNE shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***] days, either Party may submit the dispute for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Arbitrator”). The decision of the Arbitrator shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Arbitrator shall determine. Not later than [***] after such decision and in accordance with such decision, the audited Party shall pay the additional amounts, with interest from the date originally due as provided in Section 11.7.4 (Underpayment; Overpayment), or the auditing Party shall reimburse the excess payments, as applicable.
11.7.6.Adaptimmune Records and Opt-In. If Adaptimmune exercises its Opt-In right pursuant to Section 6.1 (Adaptimmune Opt-In), the provisions of this Section 11.7 (Records; Inspection) shall apply, mutatis mutandis, to Adaptimmune and its Affiliates and sublicensees with respect to Adaptimmune’s Allowable Expenses and the records relating thereto.
Article 12
INTELLECTUAL PROPERTY; OWNERSHIP

12.1.Definitions and Ownership. As used herein this Article 12 (Intellectual Property; Ownership):
12.1.1.“Adaptimmune Platform IP” means any Know-How and Patents specifically relating to the Adaptimmune Platform (including Adaptimmune Background IP specifically related to Adaptimmune’s methods for differentiating T-Cells from iPS Cells or specifically related to Adaptimmune’s Cell Therapy Platform) owned or Controlled by Adaptimmune as of the Effective Date. Adaptimmune shall retain ownership of Adaptimmune Platform IP.
12.1.2.“Adaptimmune Platform Improvement IP” means any Collaboration IP that specifically relates to the Adaptimmune Platform provided by Adaptimmune to GNE under the Agreement, other than Overlapping Improvement IP. [***].
12.1.3.“Background IP” means, with respect to a Party, all Know-How and Patents that such Party Controls as of the Effective Date and during the Term of this Agreement through

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efforts outside the course of activities conducted under this Agreement. Each Party shall retain ownership of its Background IP.
12.1.4.“GNE Platform Improvement IP” means Collaboration IP that specifically relates to GNE Proprietary Platform Methods provided by GNE to Adaptimmune under the Agreement, other than Overlapping Improvement IP. [***].
12.1.5.“GNE Proprietary Platform Methods” means GNE’s proprietary processes or technology for making, engineering or developing Cell Therapies, including [***]. GNE shall retain ownership of GNE Proprietary Platform Methods.
12.1.6.“GNE Receptor IP” means Collaboration IP that specifically relates to any GNE-Provided αβ Receptor or any other αβ Receptor provided by or on behalf of GNE that is incorporated in any Licensed Product, or is a modification or derivative of any such Receptor, and any improvements thereto. GNE shall own GNE Receptor IP, [***].
12.1.7.[***].
12.1.8.“Other Collaboration IP” means Collaboration IP not specifically relating to any of the Intellectual Property definitions described in this Section 12.1 (Definitions and Ownership). Ownership of Other Collaboration IP shall follow inventorship in accordance with Section 12.2.2 (Inventorship).
12.1.9.“Overlapping Improvement IP” means Collaboration IP that is specifically related to both the GNE Platform Improvement IP and Adaptimmune Platform Improvement IP. [***].
12.2.Disclosure; Inventorship; Assignment and Cooperation; Joint Ownership.
12.2.1.Disclosure. During the Term, each Party shall promptly disclose to the other Party any potentially patentable Collaboration IP as set forth in Article 12 (Intellectual Property; Ownership) that is discovered, conceived of, or reduced to practice by or for the disclosing Party in the course of the activities performed by or for such Party in connection with this Agreement.
12.2.2.Inventorship. Inventorship shall, to the extent legally permitted, be determined according to the US patent law. In the event of a dispute between the Parties over inventorship of Collaboration IP or the subject matter or which Party owns Collaboration IP, the Parties shall, notwithstanding anything to the contrary in Article 12 (Intellectual Property; Ownership), refer such dispute to a mutually acceptable independent outside patent counsel to determine inventorship and shall use all reasonable efforts to do so in an efficient and expedient manner. The Parties agree that the decision rendered by such independent outside patent counsel shall be the sole, exclusive and binding resolution and remedy between them regarding such dispute, and the Parties shall share equally the fees and expenses of the independent outside patent counsel in resolving such dispute.
12.2.3.Assignment; Cooperation. Each Party (“Assigning Party”) hereby assigns to the other Party (“Owning Party”) all of such Assigning Party’s right, title and interest in, to and

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under the Intellectual Property described in Section 12.1.2 (“Adaptimmune Platform Improvement IP”), 12.1.4 (“GNE Platform Improvement IP”), 12.1.6 (“GNE Receptor IP”), 12.1.7 (“[***]”) that is to be assigned to the Owning Party (and not jointly owned by the Parties). To the extent that any Collaboration IP is [***]. The Parties each hereby grant to one another the rights necessary to accomplish the ownership provisions set forth in this Article 12 (Intellectual Property; Ownership). Each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Article 12 (Intellectual Property; Ownership). Each Party shall require all of its employees, Affiliates and any Third Parties working pursuant to this Agreement on its behalf, to assign (or otherwise convey rights) to such Party any Patents and rights in Know-How discovered, conceived or reduced to practice by such employee, Affiliate or Third Party, and to cooperate with such Party in connection with obtaining patent protection therefore.
12.2.4.Joint Ownership. Each Party shall have the right to use, license and otherwise exploit Collaboration IP that is jointly owned without any restriction or obligation to account to the other Party.
12.2.5.CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-53 (the “Create Act”). In the event that either Party to this Agreement intends to overcome a rejection of a claimed invention within the Adaptimmune Licensed IP or Collaboration IP pursuant to the provisions of the Create Act, such Party must first obtain the prior written consent of the other Party. Neither Party will invoke this Agreement as a joint research agreement under the Create Act to overcome such an objection without the prior written consent of the other Party. If the other Party provides such written consent, such Party shall limit any amendment to the specification or statement to the patent office with respect to this Agreement to that which is strictly required by 35 USC § 103(c) and the rules and regulations promulgated thereunder and which is consistent with the terms and conditions of this Agreement (including the scope of the Research Program activities). To the extent that the Parties agree that, in order to overcome a rejection of a claimed invention within the Adaptimmune Licensed IP or Collaboration IP pursuant to the provisions of the Create Act, the filing of a terminal disclaimer is required or advisable, the Parties shall first agree on terms and conditions under which the patent application subject to such terminal disclaimer and the patent or application over which such application is disclaimed shall be jointly enforced, to the extent that the Parties have not previously agreed to such terms and conditions.
12.3.Patent Prosecution.
12.3.1.Sole IP. The Party that solely owns the applicable Intellectual Property described in Section 12.1 (Definitions and Ownership) shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents that describe, cover or claim such owned Intellectual Property (each a “Sole Prosecuted Patent”) as further described in this Section 12.3 (Patent Prosecution).
12.3.2.Joint Collaboration IP. [***] shall at its sole discretion (subject to its obligations under the JIPC) and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the jointly owned Collaboration IP, save that the Prosecution and

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Maintenance of any jointly owned Collaboration IP will be discussed at the JIPC and the strategy for such agreed at the JIPC. Each Party may additionally file divisionals under any jointly owned Collaboration IP where specific to either Party’s activities or products as further described in Section 2.3.1 (Role of the JIPC) and the Party filing such shall be responsible for such Prosecution and Maintenance, subject in each case to discussion at JIPC.
12.3.3.Adaptimmune. [***]. Adaptimmune will provide updates at JIPC meetings in relation to Patents within the Adaptimmune Platform IP, including those listed in Exhibit C (Adaptimmune Licensed Patent Rights) to the extent such Patents continue to Cover any Licensed Products or the Development of any Licensed Products. [***]. GNE will provide all reasonable cooperation and assistance to Adaptimmune at Adaptimmune’s reasonable request and at Adaptimmune’s expense in Prosecution and Maintenance of the Adaptimmune Prosecuted Patents, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications. [***].
12.3.4.GNE. GNE shall, at its sole discretion (subject to its obligations under the JIPC) and expense, have the right (but not the obligation) to Prosecute and Maintain [***], subject in the latter case to JIPC involvement. GNE will keep Adaptimmune reasonably informed of the status of the Prosecution and Maintenance of GNE Platform Improvement IP [***]. Adaptimmune will provide all reasonable cooperation and assistance to GNE at GNE’s reasonable request and at Adaptimmune’s expense in Prosecution and Maintenance of such GNE Prosecuted Patents, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications. [***].
12.4.Enforcement Rights for Infringement by Third Parties.
12.4.1.Notice. Each Party shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement or misappropriation of the Adaptimmune Licensed IP or Collaboration IP by the manufacture, commercialization, use, import, export, offer for sale or sale by a Third Party of a product that is competitive with one or more Licensed Products (each an “Infringement”), or of any claim of invalidity, unenforceability, or non-infringement of such Adaptimmune Licensed IP or Collaboration IP by a Third Party that is developing, manufacturing, or commercializing a product that is competitive with one or more Licensed Products. At the request of the Party receiving such notice, the other Party shall use commercially reasonable efforts to provide all evidence in its possession pertaining to the actual or suspected Infringement or claim that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.
12.4.2.Enforcement Actions. The Parties shall consult (through the JIPC or as otherwise agreed by the Parties) as to potential strategies to terminate suspected or potential Infringement, including by initiating IPRs, post-grant reviews, oppositions, or other actions against a Third Party’s Patent that interferes with either the Adaptimmune Platform IP or Collaboration IP (each IPR, post-grant review, opposition or other action, an “Opposition Proceeding”), consistent with the overall goals of this Agreement. If the Parties fail to agree on such strategies:

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(a)[***] shall have the (a) sole right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file and control suit or other action or proceeding, including an Opposition Proceeding, against any Third Party for Infringement in its own name and entirely under its own direction and control, in each case under the Patent rights within the [***], including filing suit against any Third Party for Infringement of a Patent claiming a composition of matter, or use thereof, of a GNE-Provided αβ Receptor (including any modifications thereto) incorporated into a Licensed Product or a cell expressing a GNE-Provided αβ Receptor (including any modifications thereto) incorporated into a Licensed Product, provided that [***] shall not be permitted to enforce [***] without [***] prior consent, such consent not to be unreasonably withheld, conditioned or delayed. If [***] requests, [***] shall reasonably cooperate with [***] in the planning and execution of any such action to enforce such Patent rights (including the obligation to be named or joined as a party in a lawsuit, as applicable). For avoidance of doubt, [***] will not have the right to bring an infringement action or other proceeding to abate any actual or suspected Infringement by a Third Party without the written consent from [***].
(b)Notwithstanding the foregoing, [***] shall in good faith consider bringing an appropriate suit or other action against a Third Party Infringement under [***] at [***] request. If [***] declines to bring a suit or other action to abate a Third Party’s Infringement at [***] reasonable request, then each claim in the specific Patent that [***] declined to enforce despite such reasonable request shall [***].
(c)[***] shall have the exclusive right, but not the obligation, to bring a suit or other action or proceeding including an Opposition Proceeding specifically affecting [***] it owns to the extent the action or proceeding is not brought to abate Infringement by a Third Party that is developing, manufacturing, or commercializing a product that is competitive with one or more Licensed Products.
(d)The non-controlling Party shall cooperate with the Party controlling any such action to abate or enforce (as may be reasonably requested by the controlling Party and at the controlling Party’s expense), including, if necessary, by being joined as a party provided, that the non-controlling Party shall be indemnified by the controlling Party as to any costs or expenses, and shall have the right to be represented by its own counsel at its own expense. The Party controlling any such action shall keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.
12.4.3.Settlement. The Party controlling any such enforcement action described in Section 12.4.2 (Enforcement Actions) (an “Enforcement”), at its sole discretion, may take reasonable actions to terminate any alleged Infringement without litigation; provided, that if any such arrangement would adversely affect the non-controlling Party’s rights under this Agreement, then that arrangement is subject to the non-controlling Party’s prior written consent. The Party controlling any Enforcement may not settle or consent to an adverse judgment without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld or delayed).
12.4.4.Costs and Expenses. The Party controlling any Enforcement shall bear all costs and expenses, including but not limited to litigation expenses, related to such Enforcement.

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12.4.5.Damages. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 16 (Indemnification), all damages, amounts received in settlement, judgment or other monetary awards recovered in an Enforcement with respect to activities of the Third Party that occurred prior to the effective date of such award shall be shared as follows:
(a)first, to reimburse the controlling Party for costs and expenses incurred under Section 12.4.2 (Enforcement Actions);
(b)second, any amounts remaining to be allocated as follows: [***].

For the avoidance of doubt, if any settlement results in the granting to the person or entity accused of infringement or misappropriation of a sublicense of any of the Collaboration IP from GNE with running royalties payable on post-settlement sales by the alleged infringer, such alleged infringer shall be deemed to be a Sublicensee of GNE and such royalties on post-settlement sales: (i) shall be subject to all applicable royalty obligations hereunder; and (ii) shall not be subject to this Section 12.4.5 (Damages); provided, that any upfront or event payments or the like shall be deemed monetary awards and subject to Section 12.4.5(b) (Damages). In the event the sublicense agreement includes other Intellectual Property that is not a subject of this Agreement, then unless allocation of payments to Collaboration IP is clear within agreement then GNE shall have the right, in its reasonable discretion, to apportion such upfront, event payments or royalties pro-rata between such other Intellectual Property and any of the Collaboration IP.

12.5.Third Party Infringement Claims.
12.5.1.Notice. In the event that a Third Party shall make any claim, give notice, or bring any suit or other inter partes proceeding against GNE or Adaptimmune, or any of their respective Affiliates or licensees or customers, for infringement or misappropriation of any Intellectual Property rights with respect to the Research, Development, making, using, selling, offering for sale, import or export of any Licensed Product (“Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim shall promptly notify the other Party and use commercially reasonable efforts to provide all evidence in its possession pertaining to the claim or suit that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.
12.5.2.Defence. The Parties shall consult (through the JIPC or otherwise) as to potential strategies to defend against any Third Party Infringement Claim, including initiating an Opposition Proceeding or by being joined as a Party, in each case consistent with the overall goals of this Agreement. If the Parties fail to agree on such strategies, and subject to the respective indemnity obligations of the Parties set forth in Article 16 (Indemnification), the Parties shall cooperate with each other in all reasonable respects in the defence of any Third Party Infringement Claim or raising of any counterclaim related thereto.
(a)[***] shall have the first right, but not the obligation, to defend any Third Party Infringement Claim related to the [***], including by initiating an Opposition Proceeding against a Third Party Patent. If [***] does not, within one hundred twenty (120) days of receipt of a notice under Section 12.5.1 (Notice), take steps to defend the Third Party Infringement Claim,

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then to the extent that such Third Party Infringement Claim is brought against [***] and impairs [***] ability to make, use or sell the Licensed Products, [***] shall have the right, but not the obligation, to take action, including initiating an Opposition Proceeding, to defend or enforce against such Third Party Infringement Claim; provided, that if [***] is diligently pursuing ongoing settlement discussions at the end of such one hundred and twenty (120) day period then [***] shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement. To the extent that any action that is required under any Third Party Infringement Claim described in this Section 12.5.2(a) (Defence) is brought against [***] and prior to [***] agreeing to [***] taking over the control of such Third Party Infringement Claim, [***] may take all steps reasonably required to defend itself in such claim at its own expense.
(b)[***] shall have the first right, but not the obligation, to defend or enforce against any Third Party Infringement Claim directed to any Licensed Products, including initiating an Opposition Proceeding against a Third Party Patent. If [***] does not, within one hundred twenty (120) days of receipt of a notice under Section 12.5.1 (Notice), take steps to defend the Third Party Infringement Claim, then solely to the extent that such Third Party Infringement Claim is brought against [***], [***] shall have the right, but not the obligation, to take action, including initiating an Opposition Proceeding, to enforce against such Third Party Infringement Claim; provided, that if [***] is diligently pursuing ongoing settlement discussions at the end of such one hundred and twenty (120) day period then [***] shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement. To the extent that any action that is required under any Third Party Infringement Claim described in this Section 12.5.2(b) (Defence) is brought against [***] and prior to [***] agreeing to [***] taking over the control of such Third Party Infringement Claim, [***] may take all steps reasonably required to defend itself in such claim at its own expense.
12.5.3.Defence and Counterclaim. The non-controlling Party shall cooperate with the Party controlling in connection with any such defence and counterclaim (as may be reasonably requested by the controlling Party and at the controlling Party’s expense), including, if necessary, by being joined as a party, provided, that the non-controlling party shall be indemnified by the controlling party as to any costs or expenses, and shall have the right to be represented by its own counsel at its own expense. The Party controlling any such action shall keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action. Any counterclaim or other similar action by a Party, to the extent such action involves any enforcement of rights under the Collaboration IP or Adaptimmune Platform IP, will be treated as an enforcement action subject to Section 12.4 (Enforcement Rights for Infringement by Third Parties).
12.5.4.Settlement. If any such defence under Section 12.5.2 (Defence) would adversely affect the other Party’s rights under this Agreement or impose a financial obligation upon the other Party or grant rights in respect, or affect the validity or enforceability, of the other Party’s Patents, then any settlement, consent judgment or other voluntary final disposition of such Third Party Infringement Claim shall not be entered into without the consent of the other Party (such consent not to be unreasonably withheld).

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12.5.5.Costs and Expenses. The Party controlling the defence of any Third Party Infringement Claim shall bear all costs and expenses, including but not limited to litigation expenses, to defend against any Third Party Infringement Claim.
12.6.Trademarks. GNE shall be free to use and to register in any trademark office worldwide, at its sole cost, any trademark for use with a Licensed Product in its sole discretion. GNE shall own all right, title and interest in and to any such trademark (including any and all claims and causes of action, rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages) in its own name during and after the Term.
12.7.Unified Patent Court (Europe). At any time prior to the end of the “transitional period” as such term is used in Article 83 of the Agreement on a Unified Patent Court between the participating Member States of the European Union, for a given relevant Patent within the Collaboration IP in the EU, GNE may request in writing that Adaptimmune either (a) opt out from the exclusive competence of the Unified Patent Court or (b) if applicable, withdraw a previously-registered opt-out, and Adaptimmune shall notify the Registry, pay any such registry fee and take such other action as may be necessary to effect the opt-out or opt-out withdrawal. Adaptimmune shall reasonably consider such request.
12.8.Common Interest Disclosures. The Parties: (a) share a common legal and commercial interest in such disclosure that is subject to such privileges and protections; (b) are or may become joint defendants in proceedings to which the information covered by such protections and privileges relates; (c) intend that such privileges and protections remain intact should either Party become subject to any actual or threatened proceeding to which the disclosing Party’s Confidential Information covered by such protections and privileges relates; and (d) intend that after the Effective Date both the receiving Party and the disclosing Party shall have the right to assert such protections and privileges. With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding Intellectual Property or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party Intellectual Property rights may affect the conduct of the Research Program or Licensed Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of Intellectual Property rights relating to the conduct of the Research Program or Licensed Products. Accordingly, the Parties agree that all such information and materials obtained by Adaptimmune and GNE from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of this Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. Notwithstanding the foregoing, neither Party’s attorney represents the other Party. Neither Party is waiving, nor shall be deemed to have waived or diminished, any of its attorney work product

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protections, attorney-client privileges or similar protections and privileges or the like as a result of disclosing information pursuant to this Agreement or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the receiving Party, regardless of whether the disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections.
12.9.Patent Term Extensions. With respect to Collaboration IP, the Parties shall use Commercially Reasonable Efforts to obtain all available patent term extensions, adjustments or restorations, or supplementary protection certificates (“SPCs”, and together with patent term extensions, adjustments and restorations, “Patent Term Extensions”). [***] shall have the sole right, but not the obligation, to file or request [***] to file any Patent Term Extensions related to Licensed Products at [***] expense. [***] shall execute such authorizations and other documents and take such other actions as may be reasonably requested by [***] to obtain such Patent Term Extensions, including designating [***] as its agent for such purpose as provided in 35 USC § 156. Adaptimmune shall cooperate in all reasonable ways in connection therewith, including, at [***] request, filing such Patent Term Extensions on behalf of [***].
12.10.Patent Listings. With respect to any filings made to Regulatory Authorities with respect to any Licensed Products, including, as required or allowed in the United States, the FDA’s Orange or Purple Book, if applicable, or outside the United States, other international equivalents, GNE will have the sole right to make any such decision whether to list [***], but in all events will comply with applicable law; provided that GNE will consider in good faith any timely comments received from or on behalf of Adaptimmune with respect to such filings prior to submission. Upon GNE’s request, Adaptimmune will reasonably cooperate in the implementation of GNE’s decision made under this Section 12.10 (Patent Listings).
Article 13
CONFIDENTIALITY
13.1.Non-Use and Non-Disclosure of Confidential Information. During the Term, and for a period of [***] years thereafter, each Party shall: (a) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of the other Party; (b) except in connection with activities contemplated by, the exercise of rights permitted by, or in order to further the purposes of this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and (c) take all reasonable precautions to protect the Confidential Information of the other Party (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted). Notwithstanding the foregoing, to the extent that a Party maintains any Confidential Information as trade secret and expressly notifies the other Party accordingly in writing, the obligations of non-use and confidentiality over such trade secret information shall continue to apply indefinitely, unless and until the exclusions under Section 13.2 (Exclusivity Regarding Confidential Information) apply.
13.2.Exclusions Regarding Confidential Information. Notwithstanding anything set forth in this Article 13 (Confidentiality) to the contrary, the obligations of Section 13.1 (Non-Use and Non-

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Disclosure of Confidential Information) shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential Information of the other Party:
13.2.1.Known to Receiving Party. was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;
13.2.2.Was Generally Available to Public. was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;
13.2.3.Became Generally Available to Public. became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;
13.2.4.Received Without Obligation of Confidentiality. was received by the receiving Party without an obligation of confidentiality from a Third Party having the right to disclose such information without restriction;
13.2.5.Independently Developed. was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party as evidenced by contemporaneous written records; or
13.2.6.Released. was released from the restrictions set forth in this Agreement by express prior written consent of the Party.
13.3.Authorized Disclosures of Confidential Information. Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of the other Party as follows:
13.3.1.Subject to Filing of Agreement. Subject to Section 14.5 (Filing of Agreement), if required by law, rule or governmental regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided, that the Party seeking to disclose the Confidential Information of the other Party: (i) use all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction); and (ii) whenever possible, request confidential treatment of such information;
13.3.2.Prosecution and Maintenance of Patents. To the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent within the Collaboration IP or Adaptimmune Licensed IP in accordance with this Agreement, provided that the Party controlling such Prosecution and Maintenance of a Patent shall notify the other Party (whether through the JIPC, or if the JIPC has been disbanded pursuant to this Agreement, through the Alliance Managers) of any inclusion of such other Party’s Confidential Information and work with such Party in good faith to remove such Confidential Information from the disclosure or to amend and restrict the disclosure of such Confidential Information to the extent reasonable. Notwithstanding the foregoing, any inclusion of trade secrets of the other Party that has been specifically identified in writing in the Prosecution and Maintenance of a Patent within the Collaboration IP or Adaptimmune Licensed IP in accordance with this Agreement shall require the written consent of the Party owning such trade secrets before inclusion in any such disclosure;

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13.3.3.Regulatory Approval. As reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Licensed Products, provided, that the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;
13.3.4.Lawful Action. To take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; or
13.3.5.Need To Know Basis. To the extent necessary, to permitted sublicensees, licensees, collaborators, vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive as those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement. Further, the receiving Party may disclose Confidential Information to existing or potential acquirers, merger partners, permitted collaborators, licensees and sources of financing or to professional advisors (e.g., attorneys, accountants and prospective investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or license and under appropriate conditions of confidentiality, only to the extent necessary and with the agreement by those permitted individuals to maintain such Confidential Information in strict confidence.
13.4.Terms of this Agreement. The Parties agree that this Agreement and the terms hereof will be considered Confidential Information of both Parties.
13.5.Termination of Prior Agreements. As of the Effective Date, as between the Parties, this Agreement supersedes the Mutual Confidentiality Agreement between [***] (“Non-Disclosure Agreement”) but only insofar as each relates to the subject matter of this Agreement. All “Confidential Information” (as defined in such agreement) exchanged between the Parties thereunder relating to the subject matter of this Agreement shall be deemed Confidential Information hereunder.
13.6.No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under Article 7 (Licenses), under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.
Article 14
PUBLICITY; PUBLICATIONS; USE OF NAME
14.1.Publicity and Disclosures. GNE hereby agrees to Adaptimmune issuing the press release set forth in Schedule 14.1 concerning the execution of this Agreement within [***] days after the Execution Date. The text of any other press releases or other public disclosure or announcement concerning this Agreement, the subject matter hereof, information arising from the conduct of activities under this Agreement, Licensed Products, or the research, development or commercial results of Licensed Products hereunder (a “Disclosure”) shall be addressed pursuant to Section 14.1 (Publicity and Disclosures) through Section 14.4 (Approved Disclosures). Any such

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Disclosure shall not include any financial terms of this transaction other than to the extent allowed pursuant to Section 14.1 (Publicity and Disclosures) through Section 14.4 (Approved Disclosures) or as may otherwise be agreed in writing by the Parties on a case-by-case basis or if the amount of any payment accrued or actually paid to either Party pursuant to this Agreement is required to be disclosed in the financial accounts of either Party, in each case without disclosing the details of any event that gave rise to such payment. The provisions of this Section 14.1 (Publicity and Disclosures) are in addition to the provision of Article 13 (Confidentiality).
14.2.Disclosures by Adaptimmune. If Adaptimmune desires to make a Disclosure that is not permitted pursuant to Section 14.1 (Publicity and Disclosures) or Section 14.4 (Approved Disclosures), Section 14.6.1 (Prior Written Consent), Section 14.6.3 (Non-Disclosing Party Rights) or Section 13.3 (Authorized Disclosures of Confidential Information), it shall obtain GNE’s prior written approval for the proposed Disclosure, which approval (a) [***].
14.3.Disclosures by GNE. Subject to Article 13 (Confidentiality), other than Disclosures of the terms and conditions of this Agreement, or Disclosures containing Confidential Information of Adaptimmune, Disclosures by GNE shall not be subject to either review or approval by Adaptimmune. If GNE wishes to make any other Disclosure (a) which is not expressly permitted by the terms and conditions of this Agreement, or (b) that contains the Confidential Information of Adaptimmune, then it shall [***].
14.4.Approved Disclosures. Either Party may make subsequent public disclosure of the contents of any Disclosure which becomes public without the further approval of the Party whose consent was required; provided, that such content is not materially altered or changed.
14.5.Filing of Agreement. Notwithstanding the generality of Section 13.3 (Authorized Disclosures of Confidential Information), if either Party determines that the filing of this Agreement is required to comply with the disclosure requirements of any applicable securities laws or any applicable securities exchange, the filing Party shall, at the request of the other Party, seek confidential treatment for portions of this Agreement from the relevant authority and shall provide such other Party with the opportunity, for no less than [***] days (before the date of the proposed filing), to review and comment on any such proposed filing, and shall thereafter provide reasonable advance notice and opportunity for comment on any subsequent changes to such filing.
14.6.Scientific Publications. Notwithstanding Section 14.1 (Publicity and Disclosures) through Section 14.4 (Approved Disclosures), both Parties recognize that the publication or disclosure of papers, presentations, abstracts or any other written or oral presentations regarding results of and other information regarding the Licensed Products may be beneficial to both Parties, provided, that such publications or presentations are subject to reasonable controls to protect Confidential Information, the patentability of inventions and other commercial considerations. Accordingly, the following shall apply with respect to papers and presentations proposed for disclosure by either Party:
14.6.1.Prior Written Consent. Adaptimmune shall not disclose any information arising from this Agreement or any Confidential Information of GNE in scientific publications or public presentations without the prior written consent of GNE or unless Section 13.2 (Exclusions

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Regarding Confidential Information) or Section 13.3 (Authorized Disclosures of Confidential Information) apply; provided, that, Adaptimmune may publish information on the Adaptimmune Platform to the extent such information (i) does not relate to any Licensed Product or any Collaboration iPS Cell Line and (ii) is not Confidential Information of GNE; provided, further, that, Adaptimmune may publish the genetic edits made to any Permitted Use Cell Line to the extent necessary for the identification or description of such Permitted Use Cell Line in connection with its own use of such Permitted Use Cell Line outside of the activities under this Agreement as and to the extent permitted in accordance with Section 3.5.2 (Adaptimmune Permitted Uses of Research Program Cell Lines) and licensed in accordance with Section 7.2 (License from GNE to Adaptimmune).
14.6.2.GNE Freedom of Publication. GNE shall be free to publish any paper or presentation proposed for disclosure by GNE, so long as such paper or presentation does not contain any Confidential Information of Adaptimmune. For clarity, GNE shall not be permitted to publish or otherwise disclose any Confidential Information of Adaptimmune except as may be expressly permitted pursuant to Section 13.2 (Exclusions Regarding Confidential Information), Section 13.3 (Authorized Disclosures of Confidential Information) or Section 14.6.3 (Non-Disclosing Party Rights).
14.6.3.Non-Disclosing Party Rights. With respect to any paper or presentation proposed for disclosure by: (i) GNE that includes Confidential Information of Adaptimmune or where Adaptimmune’s consent is required pursuant to Article 14 (Publicity; Publications; Use of Name); or (ii) Adaptimmune that contains information arising from this Agreement or any Confidential Information of GNE or where GNE’s consent is required pursuant to this Article 14 (but excluding any information on the Adaptimmune Platform to the extent such information does not relate to any Licensed Product or any Collaboration iPS Cell Line), (in each case, the “Disclosing Party”), the other Party (the “Non-Disclosing Party”) shall have the right to review and approve any such proposed paper or presentation. The Disclosing Party shall submit to the Non-Disclosing Party the proposed publication or presentation (including posters, slides, abstracts, manuscripts and written descriptions of oral presentations) at [***] days for abstracts) prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials. The Non-Disclosing Party shall review such submitted materials and respond to the Disclosing Party as soon as reasonably possible, but in any case within [***] days ([***] days for abstracts) of receipt thereof. At the option of the Non-Disclosing Party in the Non-Disclosing Party’s sole discretion, the Disclosing Party shall: (x) delete from such proposed publication or presentation any Confidential Information of the Non-Disclosing Party; or (y) delay the date of such submission for publication or the date of such presentation for a period of time sufficiently long (but in no event longer than [***] days) to permit the Non-Disclosing Party to seek appropriate patent protection. Once a publication has been approved by the Non-Disclosing Party and made public, either Party may make subsequent public disclosure of the contents of such publication without the further approval; provided, that such content is not presented in a form that materially alters the subject matter therein.
14.7.No Right to Use Names. Except as expressly provided herein, no right, express or implied, is granted by this Agreement to use in any manner the name of “Adaptimmune” or “Genentech”

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or any other trade name, symbol, logo or trademark of the other Party or its Affiliates in connection with the performance of this Agreement.
Article 15
REPRESENTATIONS, WARRANTIES AND COVENANTS
15.1.Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Execution Date and Effective Date that:
15.1.1.Valid Organization. It is validly organized under the laws of its jurisdiction of incorporation;
15.1.2.Obtained Necessary Consents and Approvals. It has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement, subject to obtaining any required clearance of this Agreement under the HSR Act;
15.1.3.Duly Authorized. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;
15.1.4.Legal Right. It has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;
15.1.5.No Conflicts. The performance of its obligations under this Agreement will not conflict with such Party’s charter documents or any agreement, contract or other arrangement to which such Party is a party; and
15.1.6.Reasonable Commercial Practices. It follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees (in each case to the extent permitted by applicable laws), consultants or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.
15.2.Adaptimmune Additional Representations and Warranties. Adaptimmune also represents and warrants to GNE, as of the Execution Date, that:
15.2.1.Adaptimmune Authority to Grant. Adaptimmune has the full right and authority to grant all of the rights and licenses granted and purported to be granted to GNE hereunder, and neither Adaptimmune nor its Affiliates have granted any right or license, or committed to grant any right or license, to any Third Party relating to any of the Adaptimmune Licensed IP that would conflict with or limit the scope of any of the rights or licenses granted to GNE hereunder;

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15.2.2.List of Patents. Exhibit C (Adaptimmune Licensed Patent Rights) sets forth a complete and accurate list of all Patents (including all pending Patent applications) existing as of the Execution Date that are Controlled by Adaptimmune and that Cover the Adaptimmune Differentiation Platform or any of the activities as contemplated within the Research Plan as of the Execution Date;
15.2.3.Control of Patents. Adaptimmune Controls all Patents listed in Exhibit C (Adaptimmune Licensed Patent Rights);
15.2.4.Prosecution and Maintenance of Patents. All issued Patents listed in Exhibit C (Adaptimmune Licensed Patent Rights) have been Prosecuted and Maintained by or on behalf of Adaptimmune in good faith, are in full force and effect and, to the Knowledge of Adaptimmune, are valid and enforceable;
15.2.5.Pending Applications. The pending applications listed in Exhibit C (Adaptimmune Licensed Patent Rights) are being Prosecuted and Maintained in accordance with applicable law, and, to its Knowledge, Adaptimmune has presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent examiners and patent offices that are required to be so submitted under applicable law;
15.2.6.Existing Upstream License Agreements. Adaptimmune is either (a) the sole and exclusive owner, or (b) the licensee under the Existing Upstream License Agreements set out in Schedule 1.51 (Existing Upstream License Agreements), cumulatively (a) and (b) of the Adaptimmune Licensed IP. All Affiliates of Adaptimmune have exclusively licensed or assigned all of their rights, title and interests in and to the Adaptimmune Licensed IP to Adaptimmune. Neither Adaptimmune nor any of its Affiliates has granted any mortgage, pledge, claim, security interest, lien or other charge of any kind on or in the Adaptimmune Licensed IP, and the Adaptimmune Licensed IP is free and clear of any mortgage, pledge, claim, security interest, lien or charge of any kind;
15.2.7.Misappropriation of Trade Secret or Know-How. To its Knowledge, the Adaptimmune Licensed IP does not include any misappropriated trade secret or other misappropriated Know-How of a Third Party;
15.2.8.Inventors and Ownership. Adaptimmune and its Affiliates have obtained, from all individuals who are identified as an inventor of an invention claimed in any Adaptimmune Licensed Patent Right, effective written assignments of all ownership rights of such individuals in such Adaptimmune Licensed Patent Right and, to the Knowledge of Adaptimmune, no Person who claims to be an inventor of an invention claimed in an Adaptimmune Licensed Patent Right is not identified as an inventor of such invention in the filed patent documents for such Adaptimmune Licensed Patent Right;
15.2.9.Notice or Written Threat of Litigation. Adaptimmune has not received any written notice of a claim or written threat of a claim or litigation made by any Person against Adaptimmune or its Affiliates that alleges that any Adaptimmune Licensed Patent Right necessary or useful to any activities contemplated in the Research Plan as of the Execution Date or Covers the Adaptimmune Differentiation Platform is invalid or unenforceable;

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15.2.10.Inventions and Government Relation. The inventions claimed by Patents within the Adaptimmune Platform IP (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof; (b) are not a “subject invention” as that term is described in 35 USC §201(e); (c) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 USC §§200-212, as amended, or any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401; and (d) are not the subject of any licenses, options or other rights of any governmental authority, within or outside the United States;
15.2.11.Data Room. To Adaptimmune’s Knowledge, the information included in the electronic data room for the purpose of facilitating the transaction contemplated under this Agreement do not contain any untrue statement(s) of fact;
15.2.12.Adaptimmune Cell Line Agreement and Upstream License Agreement. Adaptimmune has provided GNE true, correct and complete copies of each Adaptimmune Cell Line Agreement and Existing Upstream License Agreement (in redacted form as applicable);
15.2.13.[***]; and
15.2.14.[***].
15.3.GNE Additional Representations and Warranties. GNE also represents and warrants to Adaptimmune as of the Execution Date that:
15.3.1.Legal Right. It has the legal right and power to extend the rights and licenses granted to Adaptimmune hereunder.
15.3.2.[***].
15.4.Additional Adaptimmune Covenants. Adaptimmune hereby covenants to GNE beginning on the Execution Date through the remainder of the Term that:
15.4.1.Option, Right, or License to Third Party. Neither Adaptimmune nor its Affiliates will grant any option, right or license to any Third Party relating to any of the intellectual property rights it Controls (including the Adaptimmune Licensed IP), or otherwise with respect to any Licensed Product, which is inconsistent with, or limits the scope of, any of the rights or licenses granted to GNE hereunder;
15.4.2.Assignment. Except as otherwise expressly permitted under this Agreement, Adaptimmune will not, and will cause its Affiliates not to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, any Adaptimmune Licensed IP, any Adaptimmune Background IP or any Collaboration IP owned by Adaptimmune, in each case licensed to GNE hereunder, except to the extent that such assignment, transfer, conveyance, encumbrance, disposition or agreement is not inconsistent with, or does not limit the

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scope of, any of the rights or licenses granted to GNE hereunder (by way of example, an encumbrance that was subject to the license would not be inconsistent with, or would limit the scope of, this Agreement);
15.4.3.Debarment. Neither Adaptimmune nor any of its Affiliates shall Knowingly employ, or otherwise use in any capacity, the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 USC § 335a, or any foreign equivalent thereof, with respect to the performance of activities hereunder, including to perform Adaptimmune’s obligations under the Research Program;
15.4.4.Termination of Licenses. Adaptimmune shall not either (a) terminate, or (b) breach any Existing Upstream License Agreement or Adaptimmune Third Party IP License in a manner that would permit the counterparty thereto to terminate such Existing Upstream License Agreement or Adaptimmune Third Party IP License or otherwise diminish the scope or exclusivity of the licenses granted to GNE under any Adaptimmune Licensed IP exclusively licensed to GNE hereunder;
15.4.5.New Developments. Prior to the Effective Date, Adaptimmune will provide GNE an updated letter reflecting any new developments prior to the Effective Date that, if such developments had occurred prior to the Execution Date, would have been required to be disclosed against the representations in Section 15.2 (Adaptimmune Additional Representations and Warranties) pursuant to a disclosure letter; and
15.4.6.Alleged Breaches. If Adaptimmune receives notice of an alleged breach by Adaptimmune or its Affiliates under any Adaptimmune Cell Line Agreement or Existing Upstream License Agreement, where termination of such Adaptimmune Cell Line Agreement or Existing Upstream License Agreement or any diminishment of the use of the applicable Cell Line in the Research Program or scope or exclusivity of the licenses granted to GNE under the Adaptimmune Licensed IP exclusively licensed to GNE hereunder is being or could be sought by the counterparty or result from such breach, then Adaptimmune will promptly, but in no event less than three (3) Business Days thereafter, provide written notice thereof to GNE; and if (a) Adaptimmune has been finally determined to have breached such agreement or if Adaptimmune has agreed that it is in breach of such agreement, and (b) Adaptimmune has not cured such breach within the time period such agreement allows for cure, then GNE will have the right (but not the obligation) to: (i) cure such alleged breach to the extent possible; and (ii) offset any amounts paid by GNE to the counterparty of such Adaptimmune Cell Line Agreement to cure such breach against any payments due or that may become due under this Agreement.
15.5.Additional GNE Covenants. GNE hereby covenants to Adaptimmune beginning on the Execution Date through the remainder of the Term that:
15.5.1.Option, Right, or License to Third Party. Neither GNE nor its Affiliates will grant any option, right or license to any Third Party under any GNE Licensed IP, any GNE Platform Improvement IP invented solely by Adaptimmune or jointly by both Parties or any GNE Process Know-How, in each case that is inconsistent with, or limits the scope of, any of the rights or licenses granted to Adaptimmune hereunder;

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15.5.2.Assignment. Except as otherwise expressly permitted under this Agreement, GNE will not, and will cause its Affiliates not to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, any GNE Licensed IP, any GNE Platform Improvement IP invented solely by Adaptimmune or jointly by both Parties or any GNE Process Know-How, in each case licensed to Adaptimmune hereunder, except to the extent that such assignment, transfer, conveyance, encumbrance, disposition, or agreement is not inconsistent with, or does not limit the scope of, any of the rights or licenses granted to Adaptimmune hereunder (by way of example, an encumbrance that was subject to the license would not be inconsistent with, or would limit the scope of, this Agreement);
15.5.3.[***].
15.6.Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO PATENTS, KNOW-HOW, MATERIALS OR CONFIDENTIAL INFORMATION SUPPLIED BY IT TO THE OTHER PARTY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.
Article 16
INDEMNIFICATION
16.1.Indemnification.
16.1.1.Indemnification of Adaptimmune. GNE shall indemnify Adaptimmune, its Affiliates and their respective directors, officers, employees, and agents, and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of:
(a)the breach by GNE of its obligations under this Agreement;
(b)the breach of any of the warranties or representations made by GNE to Adaptimmune under this Agreement;
(c)the negligence or wilful misconduct on the part of GNE or its Affiliates or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement; or
(d)[***]; or
(e)[***];

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except in the case of clauses (a) through (e) above, for those Losses for which Adaptimmune has an obligation to indemnify GNE pursuant to Section 16.1.2 (Indemnification of GNE), as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

16.1.2.Indemnification of GNE. Adaptimmune shall indemnify GNE, its Affiliates and their respective directors, officers, employees, and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of:
(a)the breach by Adaptimmune of its obligations under this Agreement;
(b)the breach of any of the warranties or representations made by Adaptimmune to GNE under this Agreement;
(c)the negligence or wilful misconduct on the part of Adaptimmune or its Affiliates or its or their respective directors, officers, employees, and agents in performing its obligations under this Agreement; or
(d)[***];

except, in the case of clauses (a) through (d) above, for those Losses for which GNE has an obligation to indemnify Adaptimmune pursuant to Section 16.1.1 (Indemnification of Adaptimmune), as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

16.2.Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss. The Indemnitor shall have the right to control the defence thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason; provided, that if the Indemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defence of such action, in each of which cases the Indemnitor shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnitee. The Indemnitee, and its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this Article 16 (Indemnification) shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 16.2 (Procedure). It is understood that only GNE and Adaptimmune may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

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16.3.Insurance.
16.3.1.Evidence of Insurance. Within [***] days of signing this Agreement, each Party shall provide the other Party with its certificate of insurance evidencing the insurance coverage set forth in Section 16.3.2 (Insurance Coverage). Each Party shall provide to the other Party at least [***] prior written notice of any cancellation, non-renewal or material change in any of such insurance coverage.
16.3.2.Insurance Coverage. Subject to Section 16.3.4 (Election to Self-Insure), each Party shall obtain and maintain from an insurance company having an A.M. Best’s rating of “A-, VII” or better comprehensive general liability insurance customary in the industry for companies of similar size conducting similar business, and in any case sufficient to cover its obligations.
16.3.3.Product/Clinical Trial Liability Insurance.
(a)Commencing not later than thirty (30) days prior to the first use in humans of the first Licensed Product by GNE, its Affiliate or any of its Sublicensees, GNE shall have and maintain such type and amounts of products/clinical trial liability insurance covering the Development, Manufacture, use and sale of Licensed Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products/clinical trials liability as follows: (i) [***] for any period during which GNE, its Affiliates or any of its Sublicensees is conducting a clinical trial(s) with any Licensed Product(s); and (ii) [***] for any period during which GNE, its Affiliates or any of its Sublicensees is selling any Licensed Product(s).
(b)Commencing not later than thirty (30) days prior to the first use in humans of the first Licensed Product by GNE, its Affiliates or any of its Sublicensees in which the applicable Licensed Product will be Manufactured by Adaptimmune, Adaptimmune shall have and maintain such type and amounts of products liability insurance covering the Manufacture, and use of Licensed Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products liability of [***] for any period during which GNE, its Affiliates or any of its Sublicensees is conducting a clinical trial for which Adaptimmune is Manufacturing Licensed Product(s).
(c)Each of the above insurance policies shall be primary insurance.
16.3.4.Election to Self-Insure. If either Party is an entity which, together with its Affiliates, has worldwide revenues from [***] per year, the obligations set forth in Sections 16.3.1 (Evidence of Insurance) through 16.3.3 (Product/Clinical Trial Liability Insurance) above shall not apply with respect to such Party, if such Party notifies the other Party in writing that it elects to provide coverage through a commercially reasonable program of self-insurance; provided, that the obligations set forth in Sections 16.3.1 (Evidence of Insurance) through Section 16.3.3 (Product/Clinical Trial Liability Insurance) shall resume with respect to such Party and its Affiliates, or successor-in-interest and its Affiliates, if such program of self-insurance is terminated or discontinued for any reason.

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16.4.Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING LOST PROFITS), IN EACH CASE ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, except in respect of any breach of a Party’s obligations under Article 13 (confidentiality) or indemnification obligations under THIS Article 16 (INDEMNIFICATION) for claims of Third Parties.
Article 17
TERM; TERMINATION
17.1.Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated as provided in this Article 17 (Term; Termination) shall continue in full force and effect, on a country-by-country and Licensed Product-by-Licensed Product basis until there is no remaining royalty payment or other payment obligation in such country with respect to such Licensed Product under Article 10 (Financial Terms), at which time this Agreement shall expire with respect to such Licensed Product in such country. The Term shall expire on the date this Agreement has expired in its entirety with respect to all Licensed Products in all countries in the Territory.
17.2.Termination by Either Party for Material Breach. Either Party may terminate this Agreement by written notice to the other Party for any material breach of this Agreement by the other Party (provided, however, that, if such Party’s rights under this Agreement that are materially and adversely affected by such material breach are reasonably specific to a given Licensed Product, Collaboration Target, country or region, such Party shall have the right to terminate this Agreement solely with respect to such Licensed Product, Collaboration Target, country or region, and not in its entirety) if, in the case of remediable breach, such material breach is not cured within [***] after the breaching Party receives written notice of such breach from the non-breaching Party; provided further, that if such breach is not capable of being cured [***] period, the cure period shall be extended for such amount of time that the Parties may agree in writing is reasonably necessary to cure such breach (not to exceed an additional [***] unless otherwise agreed by the Parties), so long as: (a) the breaching Party is making diligent efforts to do so; and (b) the Parties agree on an extension within such [***] period. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes: (i) whether a breach is material or has occurred; or (ii) the alleged failure to cure or remedy such material breach, and provides written notice of that dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions in Article 19 (Dispute Resolution), and the notifying Party may not so terminate this Agreement until it has been determined under Article 19 (Dispute Resolution) that the allegedly breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] (or such longer period as determined by the arbiter of such dispute resolution) after the conclusion of that dispute resolution procedure.
17.3.Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver,

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custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within ninety (90) days. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Section 17.3 (Termination by Either Party for Insolvency or Bankruptcy), “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Section 17.3 (Termination by Either Party for Insolvency or Bankruptcy)) and all of its rights and elections under Title 11; and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party: (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.
17.4.GNE Termination.
17.4.1.Termination for Convenience. GNE shall also have the right to terminate this Agreement, in its sole discretion, on a Licensed Product-by-Licensed Product, Collaboration Target-by-Collaboration Target, country-by-country, or region-by-region basis, or in its entirety, at any time by providing written notice to Adaptimmune. Such termination will be effective [***] after such notice.
17.4.2.[***].
17.5.[***].
17.5.1.[***].
17.5.2.[***].
17.6.Effects of Termination.
17.6.1.Accrued Rights and Obligations. Expiration or termination of this Agreement for any reason shall not release either Party from any liability that, as of the effective date of such expiration or termination, had already accrued to the other Party or that is attributable to a period prior to such expiration or termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity that accrued or are based upon any event occurring prior to the effective date of such expiration or termination, and any such termination shall not be an exclusive remedy for any liability accrued hereunder. Notwithstanding the foregoing, in the event this Agreement is terminated with respect to all Collaboration Personalised T-Cell Therapies and any payment obligation under Section 10.3.1 ([***] Payments) becomes due between the provision of notice of such termination and the effective date of such termination, then, for such payment, GNE shall be obligated to pay Adaptimmune only an amount equal to such milestone payment amount multiplied by the fraction, the numerator of which is the

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number of days between the date such payment is due and the effective date of such termination, and the denominator of which is three hundred-sixty-five (365).
17.6.2.Termination of Licenses. Subject to Section 10.8.6 (Rights Following Expiration of Royalty Term) and Section 17.6.3 (Continuation of Sublicenses), upon termination of this Agreement in its entirety, on a Licensed Product-by-Licensed Product, Collaboration Target-by-Collaboration Target, country-by-country, or region-by-region basis, all licenses under this Agreement that are not perpetual and irrevocable and that are affected by such termination (on a Licensed Product-by-Licensed Product, Collaboration Target-by-Collaboration Target, country-by-country or region-by-region basis, as applicable) shall terminate as of the effective date of such termination. By way of example but not limitation, if the licenses to one Collaboration Target in the US are terminated, (a) the licenses to such Collaboration Target in the rest of the world and (b) the licenses to all other Collaboration Targets, in each case ((a) and (b)), shall survive such termination.
17.6.3.Continuation of Sublicenses. [***].
17.6.4.Return of Confidential Information. Subject to the foregoing, following expiry or any early termination of this Agreement, the Party that has Confidential Information of the other Party shall destroy (at such Party’s written request): (a) all such Confidential Information in its possession as of the effective date of expiration or early termination (with the exception of one copy of such Confidential Information, which may be retained by the legal department of the Party that received such Confidential Information to confirm compliance with the non-use and non-disclosure provisions of this Agreement); and (b) any Confidential Information of the other Party contained in its laboratory notebooks or databases; provided, that (with respect to both clauses (a) and (b)) each Party may retain and continue to use such Confidential Information of the other Party to the extent necessary to exercise any surviving rights, licenses or obligations under this Agreement; provided, further, that (with respect to both clauses (a) and (b)) such Confidential Information of the other Party existing on any backup, back-end, or archiving system, or in electronic files of such Party that are not reasonably accessible, and which cannot be reasonably deleted from such systems or files, may be retained by such Party, provided that confidentiality is maintained in accordance with this Agreement. Following termination of this Agreement, upon the request of a Party, the other Party will confirm in writing its compliance with the obligations under this Section 17.6.4 (Return of Confidential Information).
17.6.5.Inventory at Termination. Upon termination of this Agreement, GNE, its Affiliates and its Sublicensees shall have the right to sell or otherwise dispose of all inventory of affected Licensed Products in all affected countries then in its stock, subject to the applicable royalty payments due under this Agreement and any other applicable provisions of this Agreement, and Adaptimmune covenants not to sue GNE, its Affiliates or its Sublicensees for infringement under any of the Patents that were licensed by Adaptimmune to GNE immediately prior to such termination with respect to such activities conducted by GNE, its Affiliates or its Sublicensees pursuant to this Section 17.6.5 (Inventory at Termination).
17.6.6.Effects of Certain Terminations in Relation to Opt-In Collaboration Targets. In the event of termination of this Agreement by Adaptimmune pursuant to Section 17.2

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(Termination by Either Party for Material Breach) or Section 17.5 (Termination for Discontinuation Event) or by GNE pursuant to Section 17.4 (GNE Termination), in addition to the other terms set forth in Section 17.6 (Effects of Termination), including those provisions surviving under Section 17.6.7 (Survival), upon such termination the following terms of this Section 17.6.6 (Effects of Certain Terminations in Relation to Opt-In Collaboration Targets) shall apply with respect to any Relevant Collaboration Target. As used herein, “Relevant Collaboration Target” means a Collaboration Target (i) for which an Opt-In is then in effect, and (ii) that is the subject of any of the termination events described in the foregoing sentence.
(a)For each Relevant Collaboration Target, [***].
(b)[***].
(c)[***].
(d)[***].
(i)[***].
(ii)[***].
(iii)[***].
(e)[***].
(f)[***].
(g)[***].
(h)[***].
17.6.7.Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the provisions of Article 1 (Definitions), Article 13 (Confidentiality), Article 14 (Publicity; Publications; Use of Name), Article 15 (Representations, Warranties and Covenants), Article 16 (Indemnification) (provided, that with respect to Article 15 (Representations, Warranties and Covenants) and Article 16 (Indemnification), only with respect to those claims that arise from the acts or omissions of a Party prior to the effective date of termination or expiration) Article 19 (Dispute Resolution) and Article 20 (Miscellaneous) and Section 3.5.2 (Adaptimmune Permitted Uses of Research Program Cell Lines), Section 12.1 (Definitions and Ownership), Section 12.2.2 (Inventorship), Section 12.2.3 (Assignment; Cooperation), Section 12.2.4 (Joint Ownership), Section 12.2.5 (CREATE Act), Section 12.3.1 (Sole IP), Section 12.3.2 (Joint Collaboration IP), Section 12.8 (Common Interest Disclosures), Section 17.1 (Term) and Section 17.6 (Effects of Termination) shall survive any termination or expiration of this Agreement. In addition, Article 10 (Financial Terms), Article 11 (Payment Terms; Reports; Audits), and Section 12.4.4 (Costs and Expenses), Section 12.4.5 (Damages), and Section 12.5.5 (Costs and Expenses) shall survive with respect to any outstanding unpaid amounts that accrued prior to any termination or expiration of this Agreement.

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Article 18
HSR FILING; TERMINATION UPON HSR DENIAL

If GNE determines that an HSR Filing is necessary, each Party shall, within ten (10) Business Days of the Execution Date (or such later time as may be agreed to in writing by the Parties), file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, or with equivalent foreign authorities, any HSR Filing required of it under the HSR Act or applicable antitrust or competition laws of other jurisdictions with respect to the transactions contemplated hereby. The Parties shall seek expedited treatment of any HSR Filing unless otherwise agreed by the Parties in writing. Each Party will use reasonable efforts to do, or cause to be done, all things necessary or advisable to, as promptly as practicable, take all actions necessary to make the filings required of such Party or its Affiliates under the HSR Act and obtain the requisite Governmental Required Consents. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing. GNE shall be responsible for the filing fees associated with any HSR Filing. Each Party shall be responsible for all of its other own costs and expenses associated with any HSR Filing, including its own attorneys’ fees and associated costs and expenses. If the Parties make an HSR Filing under this Agreement, then this Agreement shall terminate: (i) at the election of either Party, immediately upon written notice to the other Party, if the US Federal Trade Commission or the US Department of Justice, or an equivalent foreign authority, seeks a preliminary injunction under the applicable antitrust laws against the Parties to enjoin the transactions contemplated by this Agreement; or (ii) at the election of either Party, immediately upon written notice to the other Party, in the event that the HSR Clearance Date shall not have occurred on or prior to one hundred eighty (180) days after the effective date of the HSR Filing. In the event of such termination, this Agreement shall be of no further force and effect.

Article 19
DISPUTE RESOLUTION
19.1.Disputes. Adaptimmune and GNE recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, (each, a “Dispute”) may from time to time arise during the Term. Except as otherwise provided in this Agreement (including as otherwise expressly provided with respect to audit disputes in Section 11.7.5 (Audit Dispute) and JRC disputes as set forth in Article 2 (Governance)), such Disputes between Adaptimmune and GNE will be resolved as recited in this Article 19 (Dispute Resolution). In the event of the occurrence of such a Dispute, the Parties shall first refer such Dispute to their respective Alliance Managers for attempted resolution by such Alliance Managers within [***] days after such referral. If such Dispute is not resolved within such [***] day period, either Adaptimmune and GNE may, by written notice to the other, have such Dispute referred to their respective officers designated below, or their respective designees, for attempted resolution within [***] days after such notice is received. Such designated officers are as follows:

For GNE – A Vice President

For Adaptimmune – Chief Executive Officer

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In the event the designated officers, or their respective designees, are not able to resolve such dispute within [***] days of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 19.2 (Arbitration).

19.2.Arbitration.
19.2.1.Rules. Except as otherwise expressly provided in this Agreement (including under Section 19.3 (Subject Matter Exclusions)), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 19.1 (Disputes) shall be resolved through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (“Rules”), except as modified in this Agreement, applying the substantive law specified in Section 20.1 (Applicable Law).
19.2.2.Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator. All three (3) arbitrators shall serve as neutrals and have at least ten (10) years of: (a) dispute resolution experience (including judicial experience) or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under clause (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in [***]. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be submitted in English translation accompanied by the original or a true copy thereof.
19.2.3.Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than ninety (90) days after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, except as permitted by Section 16.4 (Limitation of Damages), notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party.
19.2.4.Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to: (a) its share of fees and expenses of the arbitrators; and (b) its attorneys’ fees and associated costs and expenses. In determining which Party “prevailed,” the arbitrators shall consider: (i) the significance, including the financial impact, of the claims prevailed upon; and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall

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order that the Parties: (x) share equally the fees and expenses of the arbitrators; and (y) bear their own attorneys’ fees and associated costs and expenses.
19.2.5.Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 19.2 (Arbitration), in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Article 19 (Dispute Resolution), such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 19.2 (Arbitration). Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.
19.2.6.Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.
19.3.Subject Matter Exclusions. Notwithstanding the provisions of Section 19.2 (Arbitration), any Dispute not resolved internally by the Parties pursuant to Section 19.1 (Disputes) that involves the validity or infringement of a Patent Covering a Licensed Product that is issued in: (a) the United States shall be subject to actions before the United States Patent and Trademark Office or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.
19.4.Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.
Article 20
MISCELLANEOUS
20.1.Applicable Law. This Agreement (including the arbitration provisions of Section 19.2 (Arbitration)) shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.
20.2.Notices. Except as otherwise expressly provided in this Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective: (a) on the date of delivery, if delivered in person; or (b) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 20.2 (Notices) by sending written notice to the other Party. Notwithstanding the foregoing, notices required to be provided to a Party’s Alliance Manager may be provided solely by email to such Alliance Manager’s email address.

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If to GNE:	[***]

with required copies (which shall not constitute notice) to:

[***]

If to Adaptimmune:	[***]
20.3.Assignment. Neither Party may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign this Agreement to: (a) an Affiliate that is sufficiently capitalized to perform its obligations under this Agreement; or (b) subject to Section 9.2 (Change of Control), any purchaser of all or substantially all of the assets of such Party (and in such event this Agreement must be assigned to such purchaser), or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity (whether arising under contract, by statute or at law), or otherwise in connection with a Change of Control of such Party; provided, that the party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. Any attempted assignment in contravention of this Section 20.3 (Assignment) shall be null and void. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within ten (10) days of execution of such written agreement. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns.
20.4.Certain Employees of the Other Party. [***].
20.5.Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in achieving any objective, satisfying any condition, or performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from acts or events beyond the reasonable control of such Party, including acts of God, embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts, or other labour disturbances (other than strikes, lockouts, or labour disturbances involving a Party’s own employees), government actions, fire, earthquakes, floods, epidemics, pandemics, the spread of infectious diseases, and quarantines (“Force Majeure”). The affected Party will notify the other Party in writing of any Force Majeure circumstances that may affect its performance under this Agreement as soon as reasonably practical, will provide a good faith estimate of the period for which its failure or delay in performance under this Agreement is expected to continue based on currently available information, and will undertake reasonable efforts necessary to mitigate and overcome such Force Majeure circumstances and resume normal performance of its obligations hereunder as soon a reasonably practicable under the circumstances. If the Force Majeure circumstance continues, then the affected Party will update such written notice to the other Party on a weekly basis, or more frequently if requested by the other Party, to provide updated summaries of its mitigation efforts and its estimates of when normal performance under this Agreement will be able to resume.

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20.6.Independent Contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.
20.7.Integration. Except to the extent expressly provided herein, this Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement (including the Non-Disclosure Agreement and term sheets exchanged by and between Adaptimmune and GNE).
20.8.Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of both Parties. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or in any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.
20.9.Further Assurance. Each Party shall, and shall use reasonable efforts to procure that any necessary Third Party shall, promptly execute and deliver such further documents and do such further acts as may be required for the purpose of giving full effect to this Agreement.
20.10.Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided, that such deletion does not alter the basic purpose and structure of this Agreement.
20.11.No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.
20.12.Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.
20.13.Actions of Affiliates. Either Party may exercise its rights (including the licenses granted in Section 7.1.1 (License Grants) and Section 7.2.1 (License Grants)) or perform its obligations under this Agreement personally or through one or more Affiliates, provided that the applicable Party shall nonetheless be primarily liable for the performance of its Affiliates and for any failure by its Affiliates to comply with the restrictions, limitations and obligations set forth in this Agreement.
20.14.Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the

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words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the exhibits; (c) the word “law” or “laws” means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a governmental authority (including a court, tribunal, agency, legislative body or other instrumentality of any: (i) government or country or territory; (ii) state, province, county, city or other political subdivision thereof; or (iii) supranational body); (d) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (e) all references to “sublicensees” shall include all sublicensees of sublicensees through multiple tiers of sublicensing; (f) the singular shall include the plural and vice versa; (g) all references to “dollars” shall mean US dollars; and (h) the word “or” has the inclusive meaning represented by the phrase “and/or”. All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years. Whenever any matter hereunder requires consent or approval, such consent shall not be unreasonably withheld or delayed. If anything in the Research Plan is inconsistent with this Agreement, the terms of this Agreement will control, unless stated otherwise in the Research Plan.
20.15.Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows – the rest of this page intentionally left blank.]

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IN WITNESS WHEREOF, Adaptimmune, GNE and Roche have executed this Agreement by their respective officers hereunto duly authorized, on the Execution Date.

ADAPTIMMUNE LIMITED

By: /s/ Adrian Rawcliffe

Name: Adrian Rawcliffe

Title: Director and CEO

GENENTECH, INC.

By: /s/ Edward Harrington

Name:Edward Harrington

Title: CFO

F. HOFFMANN-LA ROCHE LTD

By: /s/ Vikas Kabra By: /s/ Barbara Schroeder _________

Name: Vikas Kabra Name: Barbara Schroeder _________

Title: Global Head Transaction Excellence Title: _Authorized Signatory________

[Signature Page to Genentech-Adaptimmune Strategic Collaboration and License Agreement]

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Schedule 1.50

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Schedule 1.51

Existing Upstream License Agreements

1.	[***]
2.	[***]

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Schedule 1.80

Initial Collaboration Targets

[***]

[THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Schedule 1.123

Specifications

[***]

[THIS PAGE HAS BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Schedule 2.10

[***]

[THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Schedule 3.8

Approved Subcontractors

[***]

[THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Schedule 6.1.7

[***]

[THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Schedule 7.6

Pre-Existing License Terms

[***]

[THIS PAGE AND THE FOLLOWING 8 PAGES OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Schedule 8.3.3

[***]

●	[***]
●	[***]

[***]

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Schedule 10.4.1(a)

No Adaptimmune Opt-In

Off-the-Shelf Development Milestone Event	Off-the-Shelf Development Milestone Payment (US Dollars)
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***].

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Schedule 10.4.1(b)

Adaptimmune Opt-In

Off-the-Shelf Development Milestone Event	Off-the-Shelf Development Milestone Payment (US Dollars)
[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***].

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Schedule 10.4.2

Collaboration Personalised T-Cell Therapy Development Milestones

Personalised Development Milestone Event	Milestone Payment (US Dollars)
[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***].

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Schedule 14.1

Press Release

[Attached]

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Exhibit A

Adaptimmune Differentiation Platform

[***]

[THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Exhibit B

Research Plan

[***]

[THIS PAGE AND THE FOLLOWING 23 PAGES OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential]

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Exhibit C

Adaptimmune Licensed Patent Rights

Title	Country	Application no.	Filing date	Adaptimmune reference
Methods of Producing Haemogenic Progenitor cells from Pluripotent Stem Cells	PCT	PCT/EP2020/073396	20 Aug 2020	ADAP-PC10101
Culture Medium for Haematopoietic Induction	PCT	PCT/EP2020/073407	20 Aug 2020	ADAP-PC10102
Lentiviral Transduction Methods	PCT	PCT/EP2020/073403	20 Aug 2020	ADAP-PC10099
Methods of T Cell Production	PCT	PCT/EP2020/073332	20 Aug 2020	ADAP-PC10103
T Cell Production from RAG Inactivated iPSCs	PCT	PCT/EP2020/073400	20 Aug 2020	ADAP-PC10100
Improved T Cell Manufacturing Process	PCT	PCT/GB2021/050909	16 Apr 2021	ADAP-PC10115
Modified iPSCs	PCT	PCT/GB2021/051125	11 May 2021	ADAP-PC10118
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Exhibit D

Adaptimmune Royalty Patent Rights

Adaptimmune Off-the-Shelf Royalty Patent Rights

Title	Country	Application no.	Filing date	Adaptimmune reference
Methods of Producing Haemogenic Progenitor cells from Pluripotent Stem Cells	PCT	PCT/EP2020/073396	20 Aug 2020	ADAP-PC10101
Culture Medium for Haematopoietic Induction	PCT	PCT/EP2020/073407	20 Aug 2020	ADAP-PC10102
Lentiviral Transduction Methods	PCT	PCT/EP2020/073403	20 Aug 2020	ADAP-PC10099
Methods of T Cell Production	PCT	PCT/EP2020/073332	20 Aug 2020	ADAP-PC10103
T Cell Production from RAG Inactivated iPSCs	PCT	PCT/EP2020/073400	20 Aug 2020	ADAP-PC10100
Improved T Cell Manufacturing Process	PCT	PCT/GB2021/050909	16 Apr 2021	ADAP-PC10115
Modified iPSCs	PCT	PCT/GB2021/051125	11 May 2021	ADAP-PC10118
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Adaptimmune Personalised Royalty Patent Rights

Title	Country	Application no.	Filing date	Adaptimmune reference
[***]	[***]	[***]	[***]	[***]

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Exhibit E

Example US Net Profit and Net Loss Calculation in Section 10.9.1
USD	GNE	Adaptimmune	Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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